                                 THOMAS S. SMITH
                                 (303) 629-3406
                               FAX (303) 629-3450
                           smith.thomas@dorseylaw.com

                                February 12, 2001

I.    Via Edgar

United States Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

            Re:   Cognigen Networks, Inc.
                  File No. 000-11730
                  Definitive Proxy Materials for
                  Special Meeting of Shareholders

Ladies and Gentlemen:

      Enclosed for filing pursuant to Rule 14a-6(b) are definitive copies of a Notice of Special Meeting of Shareholders, Proxy Statement and Proxy to be
used in connection with the Special Meeting of Shareholders of Cognigen
Networks, Inc. ("Company") to be held on March 15, 2001.  It is planned that the definitive materials will be mailed to the Company's shareholders on
February 12, 2001

      Thank you for your assistance.

                                          Sincerely yours,

                                      /s/ Thomas S. Smith
                                          Thomas S. Smith

TSS/ajp

cc:   Cognigen Networks, Inc.
          Attn:  Darrel H. Hughes
          Attn:  David L. Jackson

                             COGNIGEN NETWORKS, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy  Statement  Pursuant to Section 14(a) of the Securities  Exchange Act of
1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential  for  use of the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))
|X|   Definitive Proxy Statement
|X|   Definitive Additional Materials
| |   Soliciting    Material    Pursuant    to     Section 240.14a-11(c)    or
Section 240.14a-12

                            COGNIGEN NETWORKS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which  the   transaction
applies:
-------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
      (3) Per unit price or other  underlying  value of  transaction  computed
-------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
      (5)   Total fee paid:
-------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as  provided  by  Exchange  Act
-------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
     (3)  Filing Party:
-------------------------------------------------------------------------------
     (4)  Date Filed:
-------------------------------------------------------------------------------

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March 15, 2001

      NOTICE IS HEREBY  GIVEN  that a Special  Meeting  of  Shareholders  (the
"Meeting")  of  Cognigen   Networks,   Inc.,  a  Colorado   corporation   (the
"Company"),  will be held in the Special Events Room on the Second Floor, 7001
Seaview Avenue,  NW, Seattle,  Washington 98117, on Thursday,  March 15, 2001,
at 10:00 a.m.,  Pacific Time, for the purpose of  considering  and voting upon proposals to:

(1)  adopt an amendment to Article THIRD of the Articles of Incorporation of the
     Company to delete any reference  contained in the current  Article THIRD to an area of business  in which the  Company no longer  engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights,  powers and privileges conferred on Colorado corporations;

(2)  adopt an amendment to Article  FOURTH of the Articles of  Incorporation  of
     the Company which,  among other things,  increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of
     $0.001 par value common stock and  authorizes  20,000,000  shares of no par value preferred stock;

(3)  adopt an amendment to Section  (d)(ii) of Article EIGHTH of the Articles of
     Incorporation  of the  Company  to change  the vote  required  to amend the
     Articles of Incorporation to a majority of a quorum;

(4)  adopt a new Article NINTH of the Articles of  Incorporation  of the Company
     which limits the  liability of the  directors of the Company  under certain circumstances;

(5)  authorize  the Board of  Directors  of the Company to adopt an amendment to the  Company's  Articles  of  Incorporation  at such  time as the  Board of
     Directors   deems  it   appropriate  to  effectuate  a   one-for-seven,   a
     one-for-eight or a one-for-nine reverse split of the Company's  outstanding common  stock,  the exact  reverse  split to be  determined by the Board of
     Directors of the Company; and

(6)  approve the Company's 2001 Incentive and Nonstatutory Stock Option Plan.

Only shareholders  of record at the close of business on January 19,  2001,  are entitled to notice of and to vote at the Meeting and at any  adjournment(s)
     thereof.

      The  enclosed  Proxy  is  solicited  by and on  behalf  of the  Board of
Directors of the Company.  All  shareholders  are cordially  invited to attend the Meeting in person.  Whether you plan to attend or not,  please date,  sign and return the accompanying  proxy in the enclosed return  envelope,  to which no postage  need be affixed  if mailed in the United  States.  The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY
Seattle, Washington
February 12, 2001

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2001

      This  proxy  statement   ("Proxy   Statement")  is  being  furnished  in
connection  with the  solicitation  of  proxies by the Board of  Directors  of
Cognigen  Networks,  Inc. (the  "Company") to be used at a Special  Meeting of
Shareholders  (the  "Meeting")  to be held in the  Special  Events Room on the
Second  Floor,  7001 Seaview  Avenue,  N.W.,  Seattle,  Washington  98117,  on
Thursday,   March  15,  2001,  at  10:00  a.m.   Pacific  Time,   and  at  any
adjournment(s) thereof.

      This Proxy  Statement and the  accompanying  Proxy will be mailed to the
Company's shareholders on or about February 12, 2001.

                         REVOCATION AND VOTING OF PROXY

      Any person  signing and mailing the enclosed  Proxy may revoke it at any time before it is voted by: (i) giving  written  notice of the  revocation  to the Company's  corporate  secretary;  (ii) voting in person at the Meeting; or
(iii)  voting  again by  submitting  a new proxy card.  Only the latest  dated proxy card,  including  one which a person may vote in person at the  Meeting, will  count.  If not  revoked,  the  Proxy  will be  voted at the  Meeting  in accordance with the  instructions  indicated on the Proxy by the  shareholder, or, if no  instructions  are  indicated,  FOR the proposed  amendments  to the
Company's  Articles of Incorporation;  FOR approval of a proposal to authorize the Board of Directors  of the Company to adopt an amendment to the  Company's
Articles  of  Incorporation  at such time as the Board of  Directors  deems it appropriate  to effectuate a  one-for-two,  a  one-for-three,  a  one-for-four reverse split of the  Company's  outstanding  common stock,  the exact reverse split to be  determined  by the Board of  Directors  of the  Company;  and FOR
approval of the Company's 2001 Incentive and Nonstatutory Stock Option Plan.

                               SUMMARY TERM SHEET

      One of the  proposals  that will be  considered  and  voted  upon at the
Meeting is a proposal to adopt an amendment to Article  FOURTH of the Articles of  Incorporation of the Company to increase the Company's  authorized  shares of common  stock.  One of the reasons to  increase  the  Company's  authorized shares of  common  stock is so that the  Company  can pay the  balance  of the consideration  to be paid in connection  with the acquisition of the assets of
Inter-American    Telecommunications   Holding   Corporation   ("ITHC").   The
following  is a summary of the  transaction.  The summary does not contain all the  information  that may be deemed to be  important to a  shareholder.  Each shareholder  should  carefully  review the  entire  proxy  statement  to fully understand the transaction between the Company and ITHC.

      Acquisition.

o     Shareholder  Vote.  The  shareholders  of the Company are being asked to vote to  approve an  amendment  to  Article  FOURTH of the  Company's
         Articles  of  Incorporation  to  increase  the  number of  authorized shares of common  stock of the  Company so that the  Company  will be able to issue  additional  shares of the  Company's  common  stock to
         ITHC in connection  with the acquisition of all of the assets of ITHC by the  Company.  The Company  currently  does not have a  sufficient number of  authorized  shares of common  stock to issue the number of additional shares of common stock to which ITHC is entitled.

o     Consideration.  The  consideration  paid and  payable by the  Company to
         ITHC for the assets consists of:

      -     11,742,953  shares of the Company's  common stock that were issued at the first closing;

      -     37,298,444  shares of the  Company's  common  stock that are to be issued at the second closing; and

      -     the  assumption by the Company of all of the  liabilities  of ITHC that existed on August 20, 1999.

      Percentages Owned by ITHC

      As a result of ITHC's receipt of the 11,742,953  shares of the Company's common stock from the Company and a previous  purchase of 12,602,431 shares of the  Company's  common  stock from four  individuals,  ITHC  owned  24,345,384 shares,  or  what  would  have  been  approximately  75.0%  of  the  Company's outstanding  shares  of  common  stock as of August  20,  1999.  Subsequently,
150,000  shares were  transferred  by ITHC to two persons who were  affiliated with CCRI Corp. and were  instrumental in CCRI Corp.  assisting the Company in raising  additional  capital.  In May 2000,  ITHC  distributed  the  remaining
24,195,354 shares pro rata to its  shareholders.  If the proposal to adopt the amendment  to Article  FOURTH of the  Articles of  Incorporation  is approved,
ITHC will receive 37,298,444  shares, or approximately  44.2% of the Company's then  outstanding  shares of common stock. It is  contemplated  that ITHC will distribute the 37,298,444 shares pro rata to its shareholders.

      Reason for the Acquisition.

      From 1989 to August 20,  1999,  the Company  had no business  operations and had been  seeking a business  opportunity  to acquire.  On March 11, 1999, the Company  entered into an agreement to acquire all the  outstanding  shares of Price net.com; however, this agreement was terminated on March 30, 1999.

      On August 20,  1999,  the Company  acquired all of the assets of ITHC in exchange for the  Company's  common stock.  ITHC is engaged in marketing  long distance  telecommunications  services directly and through the internet.  The directors of the Company  believed that the  acquisition of the assets of ITHC would  enable the  Company to be  actively  engaged in an  existing,  on-going business (not a start-up  company) that the directors of the Company  believed had substantial growth potential.

      Fairness of the Acquisition.

      The then directors of the Company  carefully  considered the acquisition of the  assets of ITHC and the  number of shares of the  Company's  stock that would be issued to ITHC in  connection  with the  acquisition.  The  directors believed  that the  Company  had  found a  viable,  on-going  business  (not a start-up  company)  and that the number of shares that the Company  would have to  issue to ITHC,  considering  the fact  that  the  Company  was  unable  to complete an  acquisition  over the past ten years,  was reasonable in light of what the  directors  believed  was the  potential  for growth of the  business acquired.  The  directors  did not retain a  financial  advisor to opine as to the fairness of the transaction.

      Unanimous Director Recommendation.

      The directors  unanimously  approved the transaction whereby the Company acquired the assets of ITHC and  recommend  that the  shareholders  approve an amendment to Article  FOURTH of the  Company's  Articles of  Incorporation  to
increase  the  authorized  shares of common  stock of the  Company so that the
Company is able to issue the additional  37,298,444 shares to ITHC to complete the  acquisition.  There is no penalty imposed upon the Company if the Company
does  not   increase  the   authorized   number  of  shares  to  complete  the
acquisition.  However,  if the Company does not increase the authorized number of shares in order to issue the  additional  shares to ITHC,  ITHC could claim that ITHC did not  receive  all of the  consideration  it was  entitled  to in connection  with the acquisition and claim damages from the Company or attempt to  rescind  the  transaction.  The  Company  has  been  orally  advised  that shareholders  holding  approximately 50.7% of the outstanding shares of common stock of the  Company  intend  to vote in favor of  increasing  the  number of authorized shares of the Company.

      Interest of Directors in the Transaction.

      Just prior to August 20, 1999,  Jimmy L. Boswell and David G. Lucas were directors,  officers  and  owners  of less than 5% of the  outstanding  common stock of ITHC and  David  L.  Jackson  and his  wife  were the  directors  and officers of the Company and David L.  Jackson was the owner of less than 5% of the  outstanding  common stock of ITHC.  Darrell H. Hughes was employed  after
August 20, 1999, and obtained  approximately  10.5% of the outstanding  common stock of ITHC. As a result of being  shareholders  of ITHC,  Jimmy L. Boswell,
David G. Lucas,  David L.  Jackson and Darrell H. Hughes will benefit from the additional shares to be issued to ITHC.

      Contact Information.

      If you  have any  questions  regarding  this  transaction  or any  other matters discussed in this proxy statement, please contact:

      David L. Jackson
      P.O. Box 9345
      Rancho Santa Fe, California  92067-4345

      Further Information.

      For  further  information  pertaining  to the  transaction  between  the
Company and ITHC and the proposal to adopt an  amendment to Article  FOURTH of the  Company's  Articles  of  Incorporation,  see  "Changes  in Control of the
Company",  "Certain  Information  Pertaining  to the  Company  and  ITHC"  and
"Proposal Number Three."

                                VOTING SECURITIES

      Voting  rights are vested  exclusively  in the holders of the  Company's
$0.001  par  value  common  stock  with  each  share  entitled  to  one  vote.
Cumulative  voting  in  the  election  of  directors  is not  permitted.  Only shareholders  of record at the close of  business  on  January 19,  2001,  are entitled to notice of and to vote at the Meeting or any adjournments  thereof.
On January  19,  2001,  the  Company  had  47,002,547  shares of common  stock outstanding.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

      The  following  table sets forth as of January 19,  2001,  the number of shares of the Company's  outstanding  common stock  beneficially owned by each of the  Company's  current  directors  and by each  person who is  expected to become a  director  prior to the  Meeting,  sets forth the number of shares of the Company's common stock  beneficially owned by all of the Company's current executive  officers  and  directors  as a group,  and sets forth the number of shares  of the  Company's  common  stock  owned by each  person  who  owned of record,  or was known to own  beneficially,  more  than 5% of the  outstanding shares of the  Company's  common stock,  in both cases  currently and assuming additional  shares of the Company's common stock are issued to and distributed by ITHC pro rata to its shareholders:

                                                                   Amount and
                                                                    Nature of
                                                                   Beneficial
                                                                    Ownership     Percent of Class
                                                                    Assuming          Assuming
                                                                   Additional        Additional
                                                                   Shares Are        Shares Are
                                                                  Issued to and     Issued to and
                                     Amount and                  Distributed by      Distributed
                                      Nature of                 ITHC Pro Rata to       by ITHC
                                     Beneficial    Percent of          its         Pro Rata to Its
         Name and Address           Ownership(1)      Class     Shareholders(15)    Shareholders
         ----------------           ------------   ----------   ----------------    -------------
         Jimmy L. Boswell
         Suite 304                  2,618,468(3)        5.4%          3,600,003          4.2%
         3220 South Higuera Street
         San Luis Obispo, CA 93401

         Troy D. Carl
         6751-B Academy Road,
         N.E.                             -             -               -                 -
         Albuquerque, NM 87109

         Darrell H. Hughes
         Suite 210
         7001 Seaview Avenue N.W.
         Seattle, WA  98117         4,148,883(4)        8.5%          8,075,033          9.4%

         David L. Jackson
         3707 Calle Cortejo
         Rancho Santa Fe, CA  92091 2,460,471(5)        5.1%          3,756,100          4.4%

         David G. Lucas
         Suite 304
         3220 South Higuera Street
         San Luis Obispo, CA
         93401                      2,618,468(6)        5.4%          3,600,003          4.2%

         Wilhelm J. Giertsen
         Starefossveien
         5019 Bergen
         Norway                       559,213(2)(7)     1.2%            559,213          0.7%

         Mohammed I. Marafi
         P.O. Box 104
         13002 Safat
         Kuwait                     2,289,474(2)(8)     4.8%          2,289,474          2.7%

         All current officers and
         directors as a group (5
         persons)                  11,844,290(9)        21.7%         21,879,826        23.8%

         Cognigen Corporation
         2608 Second Avenue, Suite
         108
         Seattle, Washington
         98121                     12,842,864(10)       27.3%         34,438,663        40.9%

         Kevin E. Anderson
         2608 Second Avenue, Suite
         108
         Seattle, Washington
         98120                     23,842,864(11)       41.1%         45,438,663        47.7%

         Anderson Family Trust #1
         2608 Second Avenue,       23,842,864(12)       41.1%         45,438,663        47.7%
         Suite 108
         Seattle, Washington 98120

         Peter Tilyou
         2608 Second Avenue, Suite
         108
         Seattle, Washington
         98120                     26,364,156(13)(14)   44.9%         53,553,549        62.2%
            --------------------

      (1)   Except as indicated below,  each person has sole and voting and/or investment power over the shares listed.

      (2)   Prior  to the  meeting,  it  currently  is  planned  that  Messrs.
Giertsen  and Marafi will be  appointed  directors  of the Company by the five current directors of the Company.

      (3)   Includes  1,600,000  shares  underlying  an  option.  Mr.  Boswell currently owns  approximately  2.6% of the  outstanding  common stock of ITHC.
If the proposal to adopt the  amendment  to Article  FOURTH of the Articles of
Incorporation is approved,  ITHC will be entitled to receive 37,298,444 shares of the  Company's  common  stock.  Mr.  Boswell  does not have  sole or shared voting and/or  investment  power over the shares of the Company's common stock owned by ITHC.  Therefore,  Mr. Boswell disclaims  beneficial ownership of the approximate  981,535  shares  of the  Company's  common  stock  that  will  be
represented  by  Mr.  Boswell's   ownership  of  approximately   2.6%  of  the
outstanding  common stock of ITHC.  The 981,535 shares are not included in the above table.

      (4)   Includes   1,600,000  shares  underlying  an  option.  Mr.  Hughes
currently owns  approximately  10.5% of the outstanding  common stock of ITHC.
If the proposal to adopt the  amendment  to Article  FOURTH of the Articles of
Incorporation  is  approved,  ITHC will be entitled  to receive an  additional
37,298,444  shares of the  Company's  common  stock.  Mr. Hughes does not have sole  or  shared  voting  and/or  investment  power  over  the  shares  of the
Company's  common  stock  owned  by  ITHC.  Therefore,  Mr.  Hughes  disclaims beneficial  ownership of the  approximate  3,926,150  shares of the  Company's that will be represented by Mr. Hughes'  ownership of  approximately  10.5% of the  outstanding  common stock of ITHC. The 3,926,150  shares are not included in the above table.

       (5)  Includes  1,600,000  shares  underlying  an  option.  Mr.  Jackson currently owns  approximately  3.5% of the  outstanding  common stock of ITHC.
If the proposal to adopt the  amendment  to Article  FOURTH of the Articles of
Incorporation is approved,  ITHC will be entitled to receive 37,298,444 shares of the  Company's  common  stock.  Mr.  Jackson  does not have  sole or shared voting and/or  investment  power over the shares of the Company's common stock owned by ITHC.  Therefore,  Mr. Jackson disclaims  beneficial ownership of the approximate  1,295,629  shares  of the  Company's  common  stock  that will be
represented  by  Mr.  Jackson's   ownership  of  approximately   3.5%  of  the
outstanding  common stock of ITHC.  The  1,295,629  shares are not included in the above table.

      (6)   Includes   1,600,000  shares  underlying  an  option.   Mr.  Lucas
currently owns  approximately  2.6% of the  outstanding  common stock of ITHC.
If the proposal to adopt the  amendment  to Article  FOURTH of the Articles of
Incorporation is approved,  ITHC will be entitled to receive 37,298,444 shares of the Company's  common stock.  Mr. Lucas does not have sole or shared voting and/or  investment  power over the shares of the Company's  common stock owned
by  ITHC.   Therefore,   Mr.  Lucas  disclaims  beneficial  ownership  of  the
approximate  981,535  shares  of the  Company  is  common  stock  that will be represented by Mr. Lucas' ownership of  approximately  2.6% of the outstanding common stock of ITHC.  The 981,535 shares are not included in the above table.

       (7)  Includes 25,000 shares owned by Mr. Giertsen's wife.

      (8)   Includes  1,100,000  shares  underlying  a warrant  and an option.
Does not include  1,241,472  shares owned by companies in which Mr. Marafi has a minority interest.

      (9)   Includes the shares  specified in footnotes  (3), (4), (5) and (6)
above.

       (10) Cognigen  Corporation  currently owns  approximately  57.9% of the outstanding  common stock of ITHC.  If the proposal to adopt the  amendment to
Article  FOURTH of the Articles of  Incorporation  is  approved,  ITHC will be
entitled  to  receive   37,298,444  shares  of  the  Company's  common  stock.
Cognigen will be entitled to receive  21,595,799 of the shares.  However,  all of the 37,298,444  shares will be deemed to be beneficially  owned by Cognigen
Corporation  because  Cognigen   Corporation  controls  ITHC.  The  37,298,444
shares are not included in the above table.

      (11)  Includes the shares owned by Cognigen  Corporation  and 11,000,000 shares  of the  Company's  common  stock  underlying  an  option  owned by the
Anderson  Family  Trust  #1.  Kevin  E.  Anderson  has  the  sole  voting  and investment  power  over the  shares of the  Company's  common  stock  owned by
ITHC.  Kevin E.  Anderson and members of his family are the  beneficiaries  of
the  Anderson  Family  Trust  #1  which  owns   approximately   98.9%  of  the
outstanding common stock of Cognigen Corporation.  Therefore, Mr. Anderson may be deemed to beneficially  own the 12,842,864  shares of the Company's  common stock that Cognigen Corporation owns.

      (12)  Represents  the  23,842,864  shares  that  Kevin  Anderson  may be deemed to beneficially own.

      (13)  Includes  the  shares  owned  by the  Anderson  Family  Trust  #1,
915,080 shares  (2,878,153  shares after the pro rata  distribution)  owned by
Telkiosk,  Inc.  and 750,000  shares  underlying  an option owned by Telkiosk,
818,712 shares  (3,449,233  shares after the pro rata  distribution)  owned by
Combined  Telecommunications  Consultancy,  Ltd.  ("CTC") and 1,000,000 shares underlying an option owned by CTC.  Peter Tilyou is the sole trustee,  but not
a   beneficiary,   of  the   Anderson   Family   Trust  #1.  As  the  managing
officer/director  of CTC and Telkiosk,  Mr.  Tilyou has voting and  investment power over the shares of the Company's common stock  beneficially owned by CTC and Telkiosk.  Mr. Tilyou is the  beneficial  owner of 33% of the  outstanding shares of Telkiosk and 25% of the outstanding shares of CTC.

      (14)  The information  pertaining to the shares of the Company's  common stock  beneficially  owned by CTC and Telkiosk and the information  pertaining to Peter Tilyou's  relationship to both and to the Anderson Family Trust #1 is based on the shareholder  records of the Company and  information  provided to the Company by Peter Tilyou.

      (15)  Includes  the shares that  Messrs.  Boswell,  Hughes,  Jackson and
Lucas and  Cognigen  Corporation  will  receive  as  shareholders  of ITHC and includes the shares underlying the options as stated above.

                        CHANGE IN CONTROL OF THE COMPANY

      On August 20,  1999,  the  Company  completed  the first  closing of the acquisition of all of the assets of ITHC in exchange for 29,242,953  shares of the Company's  common stock. On December 27, 1999, the Company and ITHC agreed that the total number of shares of the Company's  common stock that were to be issued at the first  closing was  11,742,953  shares  rather  than  29,242,953 shares  and that the total  number of  shares to be issued by the  Company  to
ITHC at the second  closing is  37,298,444  shares.  Further,  the Company and
ITHC made it clear  that the  Company  was  acquiring  all of the  assets  and assuming all of the liabilities of ITHC as of August 20, 1999.

      As a result of ITHC's receipt of the 11,742,953  shares of the Company's common stock and a previous  purchase of  12,602,431  shares of the  Company's common stock by ITHC from David L.  Jackson,  Patricia A.  Jackson,  Karrie R.
Jackson,  and Eric J. Sunsvold,  ITHC owned 24,385,384  shares,  or what would have been  approximately  75% of the  Company's  outstanding  shares of common stock on August 20, 1999.  Subsequently,  150,000  shares were  transferred by
ITHC to two  persons  who  were  affiliated  with  CCRI  Corp.  and  who  were instrumental  in CCRI  Corp.  assisting  the  Company  in  raising  additional
capital.   The  Company  loaned  ITHC  $190,000  to  purchase  the  12,602,431 shares.  The loan has not yet been repaid.  In May 2000, ITHC  distributed the remaining  24,195,384 shares pro rata to its shareholders.  If the proposal to adopt the  amendment  to Article  FOURTH of the Articles of  Incorporation  is
approved,  ITHC will receive 37,298,444 shares, or approximately  44.2% of the
Company's then  outstanding  shares of common stock. It is  contemplated  that
ITHC will distribute the 37,298,444 shares pro rata to its shareholders.

      Kevin E.  Anderson  and his family  are  beneficiaries  of the  Anderson
Family  Trust #1 which  owns  approximately  98.9% of the  outstanding  common
stock  of  Cognigen   Corporation.   Cognigen   Corporation   currently   owns
approximately   27.3%  of  the  outstanding   common  stock  of  the  Company.
Therefore, Kevin E. Anderson may be deemed to control the Company.

      The assets of ITHC consisted of  electronically  archived  customer data bases consisting of approximately  95,000 individual  residential and business long-distance  telephone service  subscriber  accounts;  agency,  reseller and other  agreements and contracts ITHC had with  carriers,  switched  resellers, unswitched  resellers,  consolidators or other providers of long-distance  and local telephone service;  ITHC's accounts receivable,  commissions receivable, future  commissions  that may be payable  from any of the  carriers,  switched
resellers,   unswitched   resellers,   consolidators  or  other  providers  of
long-distance  and  local  telephone   service;   ITHC's  computer   software,
proprietary  programs  and  applications,  computers,  monitors,  peripherals, printers,  copiers,  telephone  PABX systems,  office  furniture and fixtures, office  leases;  customer data bases,  customer lists and print and electronic records  relating  to  customers;  ITHC's  inventories  and orders for prepaid telephone  cards;  ITHC's new  accounts;  ITHC's  websites,  pages,  links and agreements as well as ITHC's Internet domains and email addresses;  agreements with  ITHC's  agents  and  subagents;  exclusive  use and  control of the name
"Cognigen" and its attendant  copyright,  trade name and trademark and service mark registrations;  ITHC's intellectual property; ITHC's lines of credit with carriers,  prepaid card providers,  switched resellers,  switchless  resellers and other providers of local and long-distance phone service,  ITHC's cash and
all  of   the   outstanding   stock   of   Inter-American   Telecommunications
Corporation,  a non-operating subsidiary of ITHC. The audited balance sheet of
ITHC  as  of  June 30,  1999,  and  the  audited  consolidated  statements  of operations,  cash flows and  changes in  stockholders'  equity of ITHC for the period July 24, 1998  (inception)  through July 30, 1999, the audited  balance sheets of  Cognigen  Corporation  as of June 30, 1999 and 1998 and the audited statements  of  income  and  retained  earnings  and cash  flows  of  Cognigen
Corporation for the two years ended June 30,  1999, the unaudited consolidated balance  sheets of the Company as of  September  30, 2000,  and the  unaudited consolidated  statements  of  operations  and cash flows for the three  months ended September 30, 2000 and 1999, and the audited  consolidated balance sheet of the Company as of June 30, 2000,  and the audited  consolidated  statements of  operations  and  consolidated  statements of cash flows of the Company for the year ended June 30, 2000, are attached hereto as Exhibit A.

             CERTAIN INFORMATION PERTAINING TO THE COMPANY AND ITHC

      As indicated  under the caption "Change in Control," on August 20, 1999, the  Company  acquired  all of the assets of ITHC in exchange  for  11,742,953 shares of the Company's  common stock that were issued to ITHC and distributed by ITHC pro rata to its  shareholders  and 37,298,444  shares of the Company's common  stock  that will be issued to ITHC only if the  proposal  to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved at the Meeting.  Prior to the  acquisition of the assets of ITHC, the Company had no operations,  no assets and minimal  liabilities.  The audited balance sheet of ITHC as of June  30,  1999,  and the  audited  consolidated  statements  of operations,  cash flows and  changes in  stockholders'  equity of ITHC for the period July 24, 1998  (inception)  through July 30, 1999, the audited  balance sheets of  Cognigen  Corporation  as of June 30, 1999 and 1998 and the audited statements  of  income  and  retained  earnings  and cash  flows  of  Cognigen
Corporation  and  unaudited  pro forma  financial  information  as of June 30,
1999,  for  the  Company,   ITHC  and  Cognigen   Corporation   the  unaudited
consolidated  balance  sheets of the Company as of September 30, 2000, and the unaudited  consolidated  statements of operations and cash flows for the three months  ended  September  30,  2000 and  1999,  and the  audited  consolidated
balance  sheet  of  the  Company  as  of  June  30,  2000,   and  the  audited
consolidated  statements of  operations  and  consolidated  statements of cash flows of the Company for the year ended June 30,  2000, are attached hereto as
Exhibit A.

      The  transaction  between the Company and ITHC was structured as a stock for assets  transaction  to enable the first  closing to be held  without  the approval  of the  Company's  shareholders  so that the Company  could  quickly become engaged in a business.

      ITHC,  which was  incorporated  in July  1998,  acquired  the  assets it transferred  to the Company for a total of  $1,600,000  in  promissory  notes, which were assumed by the Company,  and 7,500 shares of ITHC's  common  stock.
ITHC  originally  acquired  the  assets in 1998 and 1999  from  Inter-American
Telecommunications  Corporation,  Telkiosk, CTC and Cognigen Corporation,  all
of which were incorporated in 1998.

      ITHC, through its Cognigen e-commerce division,  was a major marketer of long-distance  telecommunications  services.  Operating  on the  Internet  via thousands  of Web sites,  the Cognigen  division  marketed  both  domestic and international  long-distance  telephone  service  as well as  prepaid  calling cards  through  a  network  of  approximately  40,000  independent  agents  to approximately 157,000 subscribers worldwide.

      Since 1997, the Cognigen  division has experienced  growth in the retail sales it has made for third  parties,  in the size of its  agent  force and in the  number of  subscribers  it has  acquired  and  maintained.  The  Cognigen division's  Internet  presence  operates  through  proprietary  programs  that provide for a high volume of visits with user friendly  procedures  that allow on-line fulfillment of service  applications.  Typically,  a Cognigen division subscriber is able to apply for, and obtain,  discount  long-distance  service within a matter of hours rather than days.

      The Company currently leases  approximately  3,457 square feet of office space at 7001  Seaview  Avenue,  NW,  Suite 210,  Seattle,  Washington  98117,
pursuant to a lease that will  terminate in December  2001 and that  currently requires  monthly rental payments of  approximately  $3,025.  The Company also currently  leases  approximately  1,007  square  feet of office  space at 6751
Academy Road, NE, Suite B, Albuquerque,  New Mexico 87109, pursuant to a lease that will terminate in March 2003 and that currently  requires  monthly rental
payments  of  $1,390.49.   The  Company's   subsidiary,   Cognigen   Switching
Technologies,  Inc., leases approximately 1,760 square feet of office space at
3220 South  Higuera  Street,  Suite 304,  San Luis Obispo,  California  93401,
pursuant  to a lease  that will  terminate  in April  2002 and that  currently requires monthly rental payments of $2,832.20.

      ITHC had 9 employees  at the time the ITHC  assets were  acquired by the
Company.  The  employees  became  employees of the Company.  As of January 19,
2001, the Company had 23 full-time  employees and no part-time  employees.  In addition, as of January 19, 2001, the Company had two consultants.

      The  Company's  common  stock is quoted on the NASD OTC  Bulletin  Board under the symbol  "CGNT."  The  following  table sets  forth,  for the periods indicated,  the high and low closing bid price quotations for the common stock as reported by the National  Quotation  Bureau,  LLC. Such quotations  reflect inter-dealer  prices,  but do  not  include  retail  mark-ups,  mark-downs  or commissions and may not necessarily represent actual transactions.

                                  High Closing Bid    Low Closing Bid

Quarter ended June 30, 2000     $ 1.28125         $  0.75
Quarter ended March 31, 2000        2.625            1.25
Quarter ended December 31,          3.625          0.8125
1999:
Quarter ended September 30,          1.00          0.1875
1999:

Quarter ended June 30, 1999:       $ 0.30        $  0.125
Quarter ended March 31, 1999:      0.2815         0.03125
Quarter ended December 31,           0.10            0.08
1998:
Quarter ended September 30,         0.125          0.0625

      As a result of the Company's  common stock not being quoted on Nasdaq or listed on an exchange,  an investor  may find it more  difficult to dispose of or to obtain  accurate  quotations  as to the  market  value of the  Company's common stock.  In addition,  the Company is subject to a rule  promulgated  by the Securities and Exchange  Commission.  The rule provides that various sales practice  requirements  are imposed on  broker/dealers  who sell the Company's common  stock to  persons  other than  established  customers  and  accredited investors.  For these types of transactions,  the  broker/dealer has to make a special  suitability  determination  for the  purchaser  and have received the purchaser's  written consent to the transactions prior to sale.  Consequently, the rule may have an adverse effect on the ability of  broker/dealers  to sell the  Company's  common  stock,  which may affect the ability of  purchasers to sell the Company's common stock in the open market.

       As of January  19,  2001,  there were  approximately  1,333  holders of record of the Company's  common stock.  The number of record  holders does not include  holders whose  securities  are held in street name. The closing price of the  common  stock on  August  20,  1999,  the date of the  closing  of the agreement  with ITHC,  was $0.7187 per share.  The closing price of the common stock on January 19, 2001,  was $.20. As of January 19, 2001,  the Company had
47,002,547 shares of common stock outstanding.

      The  Company  has never  paid and does not  anticipate  paying  any cash dividends on its common stock in the foreseeable  future.  The Company intends to retain all earnings for use in the  Company's  business  operations  and in the expansion of its business.

                         ACTIONS TO BE TAKEN AT MEETING

      The Meeting has been called by the  directors of the Company to consider and act upon proposals to:

(1)   adopt an amendment to Article THIRD of the Articles of  Incorporation of
            the  Company  to delete any  reference  contained  in the  current
            Article  THIRD to an area of  business  in which  the  Company  no longer  engages and to change the wording of the  provision in the current  Article  THIRD that  confers  upon the Company all of the rights, powers and privileges conferred on Colorado corporations;

(2)   adopt an  amendment to Article  FOURTH of the Articles of  Incorporation
            of  the  Company   which,   among  other  things,   increases  the
            authorized  shares of common stock of the Company from  50,000,000 shares to  300,000,000  shares of $0.001 par value of common stock and authorizes 20,000,000 shares of no par value preferred stock;

(3)   adopt an amendment to Section  (d)(ii) of Article EIGHTH of the Articles
            of  Incorporation  of the  Company to change the vote  required to amend the Articles of Incorporation to a majority of a quorum;

(4)   adopt a new  Article  NINTH  of the  Articles  of  Incorporation  of the
            Company  which  limits  the  liability  of  the  directors  of the
            Company under certain circumstances;

(5)   authorize  the Board of  Directors  of the Company to adopt an amendment to the  Company's  Articles of  Incorporation  at such time as the
            Board  of  Directors   deems  it   appropriate   to  effectuate  a
            one-for-seven,  a one-for-eight or a one-for-nine reverse split of the Company's  outstanding  common stock,  the exact reverse split to be determined by the Board of Directors of the Company; and

(6)   approve the Company's 2001 Incentive and Nonstatutory Stock Option Plan.

      The holders of  one-third of the  outstanding  shares of common stock of the  Company  present  at the  Meeting  in  person  or  represented  by  proxy constitute a quorum.  To be  approved,  the  proposals  specified in items (1)
through  (5)  must  receive  the  affirmative   vote  of  a  majority  of  the
outstanding  shares.  If a quorum is present,  the proposal  specified in item
(6) must receive the affirmative vote of a majority of the shares  represented in person or by proxy at the  Meeting  and  entitled  to vote  thereon.  Where brokers have not received any  instruction  from their  clients on how to vote on a particular  proposal,  brokers are permitted to vote on routine proposals but not on  nonroutine  matters.  The absence of votes on  nonroutine  matters are "broker  nonvotes."  Abstentions  and broker  nonvotes  will be counted as present for purposes of establishing a quorum,  will be counted as present for purposes  of  the  proposals  and  will  count  as  votes  against  all of the proposals.

                             EXECUTIVE COMPENSATION

      The  following  table  provides  certain  information  pertaining to the compensation  paid by the Company and its  subsidiaries  during the  Company's last three fiscal years for services rendered by Jimmy L. Boswell,  Darrell H.
Hughes and David L. Jackson,  all of whom were chief executive officers of the
Company at various times during the fiscal year ended June 30, 2000.

                                           Annual Compensation
                                                                        Long Term
                                                                       Compensation
                                                                          Awards
                       Fiscal                                 Other
                        Year                                  Annual    Securities    All Other
Name and               Ended                                  Compen-   Underlying    Compensa-
Principal Position    June 30,       Salary($)   Bonus($)    sation($)   Options(#)    Tion($)
------------------    ---------      ---------   --------   ----------  -----------   ------------

David L. Jackson        2000         $ 29,000     --  --      --  --    1,600,000(a)    $24,000(b)
 President and          1999           --  --     --  --      --  --       --  --          --  --
 Treasurer of the       1998           --  --     --  --      --  --       --  --          --  --
 Company until
 August 20, 1999,
 and Vice
 President
 and Secretary
 thereafter

Jimmy L. Boswell        2000         $103,333     --  --      --  --    1,600,000(a)       --  --
President and Chief     1999           --  --     --  --      --  --       --  --          --  --
Operating Officer of    1998           --  --     --  --      --  --       --  --          --  --
the Company from
August 20, 1999
through June 30,
2000

Darrell H. Hughes       2000         $ 88,542     --  --      --  --    1,600,000(a)       --  --
President since         1999           --  --     --  --      --  --       --  --          --  --
July 2000 and           1998           --  --     --  --      --  --       --  --          --  --
Chief Executive
Officer since
October 13, 1999

      (a)   On August 25, 1999, Messrs. Jackson,  Boswell and Hughes were each granted  a five year  option to  purchase  1,600,000  shares of the  Company's common  stock  at an  exercise  price  of  $0.46.  Each  option  is  currently exercisable.  However,  the  Company  does not  have a  sufficient  number  of shares for such persons to be able to exercise their  options.  The Company is requesting  that  its  shareholders  approve  an  amendment  to the  Company's
Articles  of  Incorporation  to  increase  the number of shares the Company is authorized to issue.

      (b)   The  $24,000  was paid as  consulting  fees  prior to the time Mr.
Jackson became an employee of the Company.

                       OPTION GRANTS TO EXECUTIVE OFFICERS

      The following  tables sets forth the individual  grants of stock options made by the Company  during the Company's  fiscal year ended June 30, 2000, to
Messrs. Jackson, Boswell and Hughes:

                    Number of
                    Securities   Percent of
                    Underlying   Total Options
                    Options      Granted to
Name                Granted      Fiscal Year     Exercise Price  Expiration Date
-----------------  -----------   -------------   --------------  ---------------

David L. Jackson    1,600,000          25%              $0.46    8/25/2004

Jimmy L. Boswell    1,600,000          25%              $0.46    8/25/2004

Darrell H. Hughes   1,600,000          25%              $0.46    8/25/2004

      The  following   table   provides   information   with  respect  to  the
unexercised  options to purchase  the  Company's  common stock held by Messrs.
Jackson,  Boswell and Hughes as of  June 30,  2000,  the end of the  Company's
last fiscal year.

                  Number of Securities
                  Underlying Unexercised         Value of Unexercised In-the-Money
                  Options at Fiscal Year         Options at Fiscal Year End
Name              Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----------------  -------------------------      ----------------------------

David L. Jackson  1,600,000 / 0                     $846,000 / $0

Jimmy L. Boswell  1,600,000 / 0                     $846,000 / $0

Darrell H. Hughes 1,600,000 / 0                     $846,000 / $0

      (1)   Calculated  by  multiplying  the  difference  between the exercise price and the  closing bid price of $1.00 per share on June 30,  2000,  by the applicable  shares.  Does  not  give  consideration  to  commissions  or other market conditions.

      Messrs.  Jackson,  Boswell  and Hughes did not  exercise  any options to purchase  shares of the  Company's  common  stock during the fiscal year ended
June 30, 2000.

                               PROPOSAL NUMBER ONE

            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE THIRD
 OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO DELETE ANY REFERENCE TO AN
    AREA OF BUSINESS IN WHICH THE COMPANY NO LONGER ENGAGES AND TO CHANGE THE
 WORDING THAT CONFERS UPON THE COMPANY ALL OF THE RIGHTS POWERS AND PRIVILEGES
                       CONFERRED ON COLORADO CORPORATIONS

      Article  THIRD of the  Company's  Articles  of  Incorporation  currently reads as follows:

            "THIRD:     (a)   Purposes.    The   nature,   objects   and
      purposes for which the  corporation  is organized are to engage in the  manufacture,  assembly,  licensing and sale of cellular radio and communications equipment and accessories,  to engage generally in the  cellular  communications  business,  to invest in real and personal  property,  and to engage in any  other  lawful  activity permitted under the laws of the State of Colorado,  whether or not connected  with any of the foregoing  objects and purposes,  which is calculated,  directly or  indirectly,  to promote the interests of the corporation or to enhance the value of its property.

                        (b)   Powers.  In  furtherance  of the foregoing
      purposes  the  corporation  shall have and may exercise all of the rights,  powers,  and privileges  now or hereafter  conferred upon corporations  organized  under the laws of Colorado.  In addition, it may  do  everything  necessary,  suitable  or  proper  for  the accomplishment of any of its corporate purposes."

      The Board of Directors of the Company is  recommending  Article THIRD be revised to read as follows:

            "THIRD:  The corporation  shall have and may exercise all of the rights,  powers and privileges now or hereafter conferred upon corporations  organized  under the laws of Colorado.  In addition, the  corporation may do everything  necessary,  suitable or proper for  the  accomplishment  of any of its  corporate  purposes.  The corporation  may conduct  part or all of its  business in any part of  Colorado,  the  United  States  or the  world  and  may  hold, purchase,  mortgage,  lease and convey real and personal  property in any of such places."

      The Board of  Directors  is  recommending  the change in  Article  THIRD because  the  Company  is no longer  engaged in the  business  as set forth in paragraph  (a) of the  current  Article  THIRD.  Under the  Colorado  Business
Corporation  Act,  the  Company  is not  required  to set forth  any  specific business  purpose in its Articles of  Incorporation  and the proposed  Article
THIRD  provides a statement  similar to the  statement  contained in paragraph
(b) of the current  Article THIRD of the Company's  Articles of  Incorporation
in that it confers upon the Company all of the rights,  powers and  privileges conferred on corporations organized under the laws of Colorado.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares entitled to be voted at the meeting, for the adoption of the amendment to
Article THIRD of the Articles of Incorporation of the Company.  As a result, the amendment to Article THIRD should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE FOR THE
ADOPTION OF THE  AMENDMENT TO ARTICLE  THIRD OF THE ARTICLES OF  INCORPORATION
OF THE COMPANY AS SET FORTH ABOVE.

                               PROPOSAL NUMBER TWO

        APPROVAL OF THE ADDITION OF AN AMENDMENT TO ARTICLE FOURTH OF THE
       ARTICLES OF INCORPORATION OF THE COMPANY WHICH AMONG OTHER THINGS,
       INCREASES THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM
       50,000,000 SHARES TO 300,000,000 SHARES OF $0.001 PAR VALUE COMMON
     STOCK AND AUTHORIZES 20,000,000 SHARES OF NO PAR VALUE PREFERRED STOCK

      The Board of  Directors  of the  Company is  recommending  that  Article
FOURTH of the  Company's  Articles  of  Incorporation  be  revised  to read as follows:

            "FOURTH     (a)   The  aggregate  number of shares which the
      corporation  shall have authority to issue is  300,000,000  shares of $0.001 par value common stock  ("Common  Stock") and 20,000,000 shares of no par value preferred stock ("Preferred Stock").

                        (b)   Each  holder  of  Common  Stock of  record
      shall have one vote for each  share of Common  Stock  standing  in the  shareholder's  name  on  the  books  of the  corporation  and entitled to vote,  except that in the election of  directors  each holder of Common  Stock shall have as many votes for each share of
      Common Stock held by the  shareholder as there are directors to be elected  and for whose  election  the  shareholder  has a right to vote.  Cumulative voting shall not be permitted in the election of directors  or  otherwise.  All holders of Common  Stock shall vote together as a single  class on all matters as to which  holders of
      Common Stock shall be entitled to vote.

                        (c)   Shares  of  Preferred  Stock may be issued
      from time to time in one or more series as the Board of  Directors
      may  determine,   without  shareholder  approval,  as  hereinafter
      provided.  The  Board  of  Directors  is  hereby  authorized,   by
      resolution or  resolutions,  to provide from time to time,  out of the unissued  shares of Preferred  Stock not then allocated to any series  of  Preferred  Stock,  for a series  of  Preferred  Stock.
      Before  any  shares  of any such  series  of  Preferred  Stock are issued,  the Board of Directors  shall (i) fix and determine,  and
      is  hereby   expressly   empowered  to  fix  and   determine,   by
      resolution,    or   resolutions,    the   designations,    powers,
      preferences,  relative participating,  optional, and other special rights,  qualifications,  limitations,  and  restrictions,  of the shares of such series and (ii) make such  filings  and  recordings
      with  respect  thereto  as  required  by  the  Colorado   Business
      Corporation  Act. Each series of Preferred  Stock shall be given a distinguishing designation.

            The Board of Directors is expressly  authorized  to vary the provisions  relating to the foregoing  matters between the various series of Preferred  Stock.  All shares of Preferred  Stock of any one series shall be  identical in all respects  with all shares of such  series,  except  that  shares  of any one  series  issued at different  times  may  differ  as to  the  dates  from  which  any dividends  thereon  shall be payable  and,  if  cumulative,  shall cumulate.

            Unless   otherwise   provided   in   the   resolution,    or
      resolutions,  of the Board of Directors providing for the issuance thereof,  the  number  of  authorized  shares  of  any  series  of
      Preferred  Stock may be increased or decreased  (but not below the number of shares  thereof  then  outstanding)  by  resolution,  or resolutions,  by the Board of Directors and appropriate filing and
      recording  to  the  extent  required  by  the  Colorado   Business
      Corporation  Act.  In case the number of shares of any such series of Preferred  Stock shall be  decreased,  the shares  representing such decrease shall,  unless otherwise provided in the resolution, or  resolutions,  of the  Board  of  Directors  providing  for the issuance  thereof,  resume the status of  authorized  but unissued shares of Preferred Stock,  undesignated as to series,  and may be reissued as part of such series or as part of any other  series of
      Preferred Stock.

            Unless   otherwise   provided   in   the   resolution,    or
      resolutions,  of the Board of Directors providing for the issuance thereof,  shares of any  series of  Preferred  Stock that shall be
      issued  and  thereafter   acquired  by  the  corporation   through
      purchase,  redemption  (whether through the operation of a sinking fund or otherwise),  conversion, exchange, or otherwise shall have the status of authorized and unissued  shares of Preferred  Stock, undesignated  as to series,  and may be  reissued  as part of such series or as part of any other series of Preferred Stock.

                        (d)   No   holder   of   any   shares   of   the
      corporation,  whether now or hereafter authorized,  shall have any
      preemptive  or  preferential   right  to  acquire  any  shares  or
      securities  of the  corporation,  including  shares or  securities held in the treasury of the corporation."

      The Board of  Directors  is  proposing  that the  Company  increase  the authorized  shares of its common stock from  50,000,000  shares to 300,000,000 shares of $0.001 par value common stock and authorize  20,000,000 shares of no par  value  preferred  stock.  The  relative  rights  and  limitations  of the outstanding  common  stock  would  remain  unchanged.  As is  provided  in the current Article FOURTH,  the common stock and preferred stock do not and would not have  preemptive  rights  and  cumulative  voting  is not and would not be permitted in the election of directors.

      As of January 19,  2001,  the Company  had  47,002,547  shares of common stock issued and  outstanding.  In addition,  as  described  under  "Change in
Control of the  Company,"  the Company has agreed to issue ITHC an  additional
37,298,444  shares of the  Company's  common stock at such time as the Company has a  sufficient  number of shares of common stock  authorized  to be able to consummate  the  issuance.  The Company  currently  does not have a sufficient number of authorized  shares of common stock to issue the number of additional shares of common  stock to which  ITHC is  entitled.  The  agreement  does not contain a penalty if the Company  violates  this  agreement.  However,  if the
Company does not increase  the  authorized  number of shares in order to issue the additional  shares to ITHC, ITHC could claim that ITHC did not receive all of the  consideration  it was entitled to in connection  with the  acquisition and claim  damages  from the  Company or attempt to rescind  the  transaction.
The  Company  has  agreed  to  issue an  additional  2,200,000  shares  of the
Company's  common  stock to  unaffiliated  parties as  finders'  fees when the
Company  issues  the  additional  37,298,444  shares.   Further,  the  Company
currently  has  outstanding  options  to  purchase  32,400,000  shares  of the
Company's  common  stock and  warrants  to  purchase  1,500,000  shares of the
Company's  common  stock that  cannot be  exercised  until the  Company  has a sufficient  number of shares of common stock  authorized to enable the Company to issue shares upon the exercise of the options and warrants.

      The  proposed   increase  in  the  authorized   common  stock  has  been
recommended  by the Board of  Directors  to assure that an adequate  supply of authorized  unissued  shares is  available  for the  above  needs and for such things  as future  stock  dividends  or stock  splits  or  issuances  upon the exercise of options  granted under the Company's  proposed 2001  Incentive and
Nonstatutory  Stock  Option  Plan ("2001  Plan").  The  additional  authorized shares  of  common  stock  or  preferred  stock  could  also be used  for such purposes as raising  additional  capital for the  operations of the Company or acquiring other  businesses.  The terms of any series of preferred stock to be issued  will be  dependent  largely  on market  conditions  and other  factors
existing  at  the  time  of  issuance  and  sale.   Although  the  Company  is
discussing  its needs for  additional  capital with third  parties,  there are currently no  definitive  arrangements  relating to the infusion of additional capital that would result in the issuance of any of the  additional  shares of common stock proposed to be authorized or any shares of preferred stock.  Such shares  would  be  available  for  issuance  without  further  action  by  the shareholders.

      Under  proposed  Article  FOURTH of the Articles of  Incorporation,  the
Board of Directors will have the authority to issue  authorized  shares of the preferred  stock  in  series  and to fix the  number,  designations,  relative rights,  preferences and limitations of the shares of each series,  subject to applicable  law  and  the  provisions  of the  proposed  Article  FOURTH.  The authority of the Board of Directors  includes the right to fix for each series
the  dividend  rate,  redemption  price,   liquidation  rights,  sinking  fund
provisions, conversion rights and voting rights.

      The issuance of additional  shares of common stock may have, among other things,  a dilutive  effect on earnings per share and on the equity and voting power of  existing  holders  of common  stock.  Until  the Board of  Directors determines the specific  rights,  preferences and limitations of any shares of preferred  stock to be  issued,  the actual  effects on the  holders of common stock of the  issuance of such shares  cannot be  ascertained.  However,  such effects  might  include  restrictions  on  dividends  on the  common  stock if dividends on preferred  stock are in arrears,  dilution of the voting power of the common stock to the extent that any series of  preferred  stock has voting rights,  and reduction of amounts  available on liquidation as a result of any liquidation preference granted to any series of preferred stock.

      The  issuance of  additional  shares of common stock by the Company also may potentially  have an  anti-takeover  effect by making it more difficult to obtain  shareholder  approval of various actions,  such as a merger or removal of  management.  Issuance of authorized  shares of preferred  stock could also make it more  difficult  to obtain  shareholder  approval of such actions as a merger, bylaw change,  removal of a director,  or amendment of the Articles of
Incorporation  described  below,  particularly  in light  of the  power of the
Board of Directors to specify  certain rights and preferences of the preferred stock,  such as voting rights,  without  shareholder  approval.  All series of the  preferred  stock  having  voting  rights and the common  stock would vote together as one class,  unless  otherwise  required by law. Under the Colorado
Business  Corporation  Act, the holders of preferred  stock would generally be entitled to vote  separately  as a class upon any  proposed  amendment  to the
Articles of Incorporation or other corporate action,  such as a merger,  which would  effect  an  exchange,  reclassification  or  cancellation  of  all or a portion  of such  preferred  stock or  otherwise  affect  the  preferences  or relative rights of the preferred stock.

      The increase in authorized  shares of common stock and  authorization of preferred  stock has not been  proposed for an  anti-takeover-related  purpose and the Board of  Directors  and  management  have no knowledge of any current efforts to obtain control of the Company or to effect large  accumulations  of its common stock.

      Section (d) of the revised  Article FOURTH is the same as section (e) of the current  Article  FOURTH  except that the  heading has been  deleted  from section (d) of the revised Article FOURTH.

      In  addition to  increasing  the number of shares of  authorized  common stock and authorizing  shares of preferred  stock,  the revised Article FOURTH does not include two provisions that are in the current  Article  FOURTH.  The first  provision  that is not included in the revised  Article FOURTH reads as follows:

            "(f)  Distribution  in  Liquidation.  Upon any  liquidation, dissolution  or winding  up of the  Company,  and after  paying or adequately  providing for the payment of all its obligations,  the remainder of the assets of the  corporation  shall be distributed, either in cash or in kind,  pro rata to the  holders of the common stock."

      Section  7-114-105 of the  Colorado  Business  Corporation  Act provides what happens upon the  dissolution  of a Colorado  corporation so that Section
(f) of the current Article FOURTH is not necessary.

      The second  provision that is not included in the revised Article FOURTH reads as follows:

            "(g)  Partial  Liquidation..  The  Board  of  Directors  may,
      from  time to time,  distribute  to the  shareholders  in  partial liquidation,  out of stated  capital,  or  capital  surplus of the corporation,  a  portion  of its  assets,  in  cash  or  property,
      subject  to  the   limitations   contained   in  the  statutes  of
      Colorado."

      Section  7-106-401  of the  Colorado  Business  Corporation  Act governs distributions  to  shareholders  so that  Section (g) of the  current  Article
FOURTH is not necessary.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares  entitled  to be voted at the  meeting,  in favor of the  adoption of the amendment to Article FOURTH of the Articles of Incorporation of the Company.  As
a result, the amendment to Article FOURTH should be adopted.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR THE
ADOPTION OF THE AMENDMENT TO ARTICLE  FOURTH TO THE ARTICLES OF  INCORPORATION
AS SET FORTH ABOVE.

                              PROPOSAL NUMBER THREE

           APPROVAL OF THE ADOPTION OF AN AMENDMENT TO SECTION (d)(ii)
      OF ARTICLE EIGHTH OF THE ARTICLES OF INCORPORATION TO CHANGE THE VOTE
    REQUIRED TO AMEND THE ARTICLES OF INCORPORATION TO A MAJORITY OF A QUORUM

      Section  (d)(ii)  of  Article  EIGHTH  of  the  Company's   Articles  of
Incorporation currently reads as follows:

            "(ii) When,  with  respect  to any  action  to be  taken  by shareholders  of this  Corporation,  the laws of Colorado  require the  vote or  concurrence  of the  holders  of  two-thirds  of the outstanding  shares, of the shares entitled to vote thereon, or of any  class  or  series,  such  action  may be taken by the vote or concurrence  of a  majority  of such  shares  or class  or  series thereof."

      The Board of  Directors  of the  Company is  recommending  that  Section
(d)(ii) of Article EIGHTH be revised to read as follows:

            "(ii) Except  as  bylaws  adopted  by the  shareholders  may provide  for  a  greater  voting  requirement  and  except  as  is otherwise  provided by the Colorado Business  Corporation Act with respect  to action on a plan of merger or share  exchange,  on the
      disposition   of   substantially   all  of  the  property  of  the
      corporation,  on the  granting  of consent to the  disposition  of property by an entity  controlled  by the  corporation  and on the dissolution of the corporation,  action on a matter other than the election of  directors  is approved if a quorum  exists and if the votes cast  favoring the action exceed the votes cast opposing the action.  Any bylaw adding,  changing or deleting a greater  quorum or voting  requirement for shareholders shall meet the same quorum requirement  and be  adopted  by the same  vote  required  to take action under the quorum and voting  requirements then in effect or proposed to be adopted, whichever are greater."

      If the amendment to Section  (d)(ii) of Article  EIGHTH is adopted,  one change  will be  that  abstentions  will be  treated  as  abstentions  whereas currently  abstentions  are treated as negative  votes.  Currently,  for those proposals where the affirmative  vote of two-thirds of the outstanding  shares is required,  an  abstention is not an  affirmative  vote and,  therefore,  is treated as a  negative  vote.  Under the  proposed  amendment,  the vote on an action other than an action set forth in the proposed  Section  (d)(ii) of the
Article  EIGHTH  will be able to be approved  if the votes cast  favoring  the action  exceed the votes cast  opposing the action.  Abstentions  will have no effect on the vote because  they will only be counted to determine  whether or not a quorum exists and not as negative  votes.  The proposed  Section (d)(ii)
will make it easier  for the  holders  of a block of the  common  stock of the
Company to approve a proposal.

      If the amendment to Section  (d)(ii) of Article  EIGHTH is adopted,  the only  other  substantive  change  will be  that  amendments  to the  Company's
Articles  of  Incorporation  will be able to be  adopted  by a  majority  of a quorum,  which is currently one-third of the outstanding  shares,  rather than having to be adopted by a majority of the outstanding shares. If adopted,  the amendment  to  Section  (d)(ii)  will  make it  easier  for the  holders  of a controlling  block of the common stock of the Company to adopt  amendments  to the Articles of  Incorporation of the Company that could be detrimental to the other  shareholders.  The  amendment to Section  (d)(ii) of Article  EIGHTH of the Articles of  Incorporation  will enable the Company,  as a public company, to more  easily  obtain  the  vote  necessary  to adopt  an  amendment  to the
Company's Articles of Incorporation in the future.

      Under the Colorado Business  Corporation Act,  amendments to articles of incorporation  require  the  approval of the holders of a majority of a quorum unless the articles of  incorporation,  bylaws adopted by the  shareholders or the persons  proposing  the amendment  require a greater  vote.  The Company's
Articles  of  Incorporation  currently  require  the vote of a majority of the outstanding  shares of common  stock of the Company to amend,  repeal or adopt provisions  to the Articles of  Incorporation.  The  requirement  set forth in the Company's  Articles of  Incorporation  was in accordance with the Colorado
Corporation Code which was replaced by the Colorado  Business  Corporation Act in 1994.

      It is  proposed to amend the  Company's  Articles  of  Incorporation  to
permit  the  stockholders   from  time  to  time  to  amend  the  Articles  of
Incorporation  by the  affirmative  vote of the  holders  of a  majority  of a quorum present at a meeting rather than a majority of the  outstanding  shares
of  common  stock.  Assuming  adoption  of  the  proposed  amendment,   future
amendments  would  generally  require  the  affirmative  vote of  16.7% of the outstanding  shares of common stock  instead of the currently  required  50.1%
vote, thus reducing by 33.4% the stockholder vote required for amendments.

      The Board of  Directors  believes  that the  proposed  reduction  in the stockholder vote requirement for amending the Articles of Incorporation  would offer  the  Company  greater  flexibility  and  ease in  taking  advantage  of corporate  developments  which may be in the best interests of the Company and its  stockholders.  The  reduced  voting  requirement  could  also  enable the
Company to effect  future  amendments  to the Articles of  Incorporation  at a lower  cost  to the  Company  by  reducing  proxy  solicitation  expenses  and management time requirements.

      Although  the Board of  Directors  does not  consider  the  amendment an anti-takeover  measure,  the proposed  amendment could be viewed as having the effects  of  such  a  measure  because  the  adoption  of the  reduced  voting requirement  may increase  the  likelihood  that the Board of Directors  could obtain  stockholder  approval for anti-takeover  amendments to the Articles of
Incorporation.  Such  amendments,  if  proposed  and  adopted,  could have the effect of  enabling  the  Company  to  discourage  or make more  difficult  an attempt  by  another  person  to remove  incumbent  management  or to  acquire control of the  Company in a  transaction  which a  majority  of  stockholders
might  deem  in  their  best  interests.   However,  the  Company's  Board  of
Directors  believes that such  possibilities  at this time are remote and that the  advantages in making it easier and less costly in soliciting  stockholder approval  of  actions  which  might be  proposed  by the  Board  of  Directors outweighs any possible anti-takeover impact.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares  entitled  to be voted at the  meeting,  in favor of the  adoption of the amendment to Section (d)(ii) of Article EIGHTH of the Articles of  Incorporation
of the Company. As a result, the amendment to Article EIGHTH should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE IN FAVOR OF
THE  ADOPTION OF THE  AMENDMENT  TO SECTION  (d)(ii) OF ARTICLE  EIGHTH OF THE
ARTICLES OF INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.

                              PROPOSAL NUMBER FOUR

             APPROVAL OF THE ADOPTION OF A NEW ARTICLE NINTH TO THE
  ARTICLES OF INCORPORATION WHICH LIMITS THE LIABILITY OF THE DIRECTORS OF THE
                       COMPANY UNDER CERTAIN CIRCUMSTANCES

      The Board of Directors of the Company is recommending  that the Articles of  Incorporation  of the  Company  be amended  to add the  following  Article
NINTH:

            "NINTH:   A  director  of  the  corporation   shall  not  be
      personally  liable to the corporation or to its  shareholders  for monetary  damages  for  breach of  fiduciary  duty as a  director.
      However,   this  provision   shall  not  eliminate  or  limit  the
      liability of a director to the corporation or to its  shareholders for monetary damages otherwise  existing for (i) any breach of the
      director's   duty  of  loyalty  to  the   corporation  or  to  its
      shareholders;  (ii) acts or  omissions  not in good faith or which involve  intentional  misconduct  or a knowing  violation  of law;
      (iii)  acts  specified  in  Section   7-108-403  of  the  Colorado
      Business  Corporation Act, as it may be amended from time to time;
      or (iv) any  transaction  from  which  the  director  directly  or
      indirectly   derived  any  improper  personal   benefit.   If  the
      Colorado   Business   Corporation  Act  is  hereafter  amended  to
      eliminate or limit further the  liability of a director,  then, in addition to the elimination  and limitation of liability  provided by the preceding  sentence,  the liability of each director  shall be  eliminated or limited to the fullest  extent  permitted by the
      Colorado  Business  Corporation  Act as so amended.  Any repeal or modification of this Article NINTH shall not adversely  affect any right or  protection of a director of the  corporation  under this
      Article NINTH,  as in effect  immediately  prior to such repeal or modification,  with  respect  to any  liability  that  would  have accrued,  but for this  Article  NINTH,  prior to such  repeal  or modification.  Nothing  contained  herein  will  be  construed  to deprive  any  director  of the  director's  right to all  defenses ordinarily  available  to a director nor will  anything  herein be construed  to deprive any  director of any right the  director may have for contribution from any other director or other person."

      Section  7-108-402  of the  Colorado  Business  Corporation  Act permits
Colorado  corporations  to  include  in  their  articles  of  incorporation  a provision  eliminating or limiting the personal  liability of directors to the corporation or its  shareholders  for monetary damages for certain breaches of the  fiduciary  duty of  directors.  This  section is  intended,  among  other things, to encourage  qualified  individuals to serve as directors of Colorado corporations.  Article NINTH is designed to take  advantage of this section of the Colorado Business Corporation Act.

      In performing  their  duties,  directors of a Colorado  corporation  owe fiduciary  obligations  to the  corporation  they serve and its  shareholders.
These  fiduciary  obligations  include  the  duty  of  care  and  the  duty of loyalty.  In simple terms,  the duty of care requires that directors  exercise the  care  that an  ordinary  prudent  person  would  exercise  under  similar
circumstances   and  the  duty  of   loyalty   prohibits   faithlessness   and
self-dealing.  The so-called business judgment rule is a specific  application
of  this  directorial   standard  of  conduct  to  a  situation  where,  after
reasonable  investigation,  disinterested  directors  adopt a course of action which,  in good faith,  they honestly and reasonably  believe will benefit the corporation.

      The business  judgment rule was and is designed to protect  directors of a corporation  from personal  liability to the corporation or its shareholders if their business  decisions are  subsequently  challenged.  This rule shields corporate  decision  makers and their decisions where the five elements of the rule--a  business  decision,  disinterestedness,  due care,  good  faith and no abuse of discretion are present.  However,  as a practical matter,  due to the
expense  of  defending   lawsuits  and  the  frequency  in  which  unwarranted
litigation is brought against directors and officers of corporations,  and due to  the  inevitable  uncertainties  with  respect  to the  application  of the business  judgment  rule  to a  particular  set of  facts  and  circumstances, directors of a corporation  must either rely upon  indemnity from or insurance procured by the corporation to defend such lawsuits.  Therefore,  although the business  judgment rule  protects  directors  from  personal  liability to the corporation  and its  shareholders,  unless such indemnity  provisions  and/or insurance  are  available,  directors  could  find  themselves  faced with the extraordinary  expense of  defending  themselves  in  litigation  brought by a shareholder  who  questions a decision of a director  based upon an  objective after-the-fact examination of the facts and circumstances.

      The Colorado  legislature  has  recognized  that insurance and indemnity provisions are often a condition of an individual's  willingness to serve as a director of a Colorado  corporation.  The Colorado  Business  Corporation  Act has, for some time,  specifically  permitted corporations to provide indemnity
and  procure  insurance  for  its  directors.   An  existing  Article  of  the
Company's    Articles   of   Incorporation    presently   provides   for   the
indemnification  of the  directors  of the  Company.  However,  changes in the market for directors'  liability insurance have resulted in the unavailability for directors of many  corporations  from obtaining any  meaningful  liability insurance  coverage.  Additionally,  insurance  carriers  have, in many cases, increased  premiums  to  such an  extent  that  the  cost  of  obtaining  such insurance  becomes  extremely  prohibitive.  Moreover,  current policies often exclude  coverage  for areas  where  service of  qualified  directors  is most needed.  The high cost and sometimes  unavailability of meaningful  directors'
liability  insurance  is  attributable  to some  degree to a number of factors which  include,  among  other  things,  the  granting  of  significant  damage awards.

      Although  the  Company  has  obtained  an  aggregate  of  $2,000,000  of insurance  coverage for the  Company's  directors,  the  proposed  addition of
Article NINTH to the Articles of  Incorporation is designed to assure that the
Company's  current  directors  and its future  directors  are  protected to at least the same  extent they would be if  additional  insurance  coverage  were made  available.  Due to the fact that the Company is acting as a self-insuror for  amounts  in excess of  $2,000,000  with  respect  to  director  liability coverage,  the Company's assets and equity are at risk if there should ever be a large damage award for which the  directors of the Company would be entitled to indemnification from the Company.

      Proposed  Article NINTH would protect the  Company's  directors  against personal  liability for breach of their fiduciary  obligations to the Company, including  their duty of care.  Under Colorado law, absent the adoption of the proposed  Article NINTH,  directors of the Company would continue to be liable for  negligent  violations  of  their  fiduciary  duties.  If  adopted  by the shareholders,  proposed Article NINTH would absolve the directors of liability
for  negligence  in  the   performance  of  their  duties,   including   gross
negligence.  One of the  principal  effects of the  adoption  of the  proposed
Article  NINTH would be that the Company's  shareholders  would be giving up a cause of action  against a director  of the  Company  for breach of  fiduciary duty,  including  but not limited to a breach  resulting  from making  grossly negligent  business  decisions  involving  takeover proposals for the Company.
In effect,  directors  would not be required to prove that their decisions are protected by the  business  judgment  rule.  However,  directors  would remain liable for  breaches of their duty of loyalty,  for any act of omission not in good faith or which involves intentional  misconduct or a knowing violation of law and for any  transaction  from which the  directors  derived  an  improper personal  benefit  or for  the  payment  of a  dividend  in  violation  of the
Colorado  Business  Corporation Act.  Furthermore,  the proposed Article NINTH would not  eliminate or limit  liability of  directors  arising in  connection with causes of action brought under the federal securities laws.

      While the proposed Article NINTH provides  directors of the Company with protection  from  damages  for  breaches  of their  duty of care,  it does not eliminate  the  directors'  duty of care.  Accordingly,  the proposed  Article
NINTH would have no effect on the  availability of equitable  remedies such as an  injunction  or  rescission  based upon a director's  breach of the duty of care.  As  a  practical  matter,  however,  such  equitable  remedies  may  be inadequate.  Finally,  the proposed  Article  NINTH would apply only to claims against  a  director  arising  out of his or her  role  as a  director  of the
Company and would not apply,  if he or she is also an  officer,  to his or her role as an officer or in any other  capacity  other than that of a director of the Company.

      There has never been any  litigation  involving the  Company's  Board of
Directors or its  individual  members in their  capacities as directors of the
Company nor are such persons aware that any such litigation is threatened.

      The  Board of  Directors  of the  Company  believes  that  the  possible inability of the Company to provide additional  directors' liability insurance at a  reasonable  cost  may  in  the  future  have a  damaging  effect  on the
Company's   ability  to  recruit  and  obtain  highly  qualified   independent
directors.  Therefore,  the  Company's  Board of Directors  believes  that the
Company  should  take every step  available,  such as the  adoption of Article
NINTH,  to assure that the Company  will be able to attract the best  possible directors in the future.  The proposed  Article NINTH is  consistent  with the
Colorado  Business  Corporation  Act. The primary purpose of Article NINTH and the reason it is being  recommended  for  adoption by the  shareholders  is to ensure that the Company  will  continue to be able to attract  individuals  of the highest  quality and ability to serve as its directors  and  officers.  In addition,  each member of the Board of Directors of the Company has a personal interest in seeing the limited liability  provisions contained in the proposed
Article  NINTH  adopted  even  though,  as  explained  previously,  there is a potential detriment to the Company's shareholders.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares  entitled to be voted at the  meeting,  in favor of the adoption of a new
Article NINTH of the Articles of Incorporation of the Company.  As a result, the new Article NINTH should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE FOR THE
ADOPTION  OF A NEW  ARTICLE  NINTH OF THE  ARTICLES  OF  INCORPORATION  OF THE
COMPANY AS SET FORTH ABOVE.

                              PROPOSAL NUMBER FIVE

                 AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
   AT SUCH TIME AS THE BOARD OF DIRECTORS DEEMS IT APPROPRIATE TO EFFECTUATE A
      ONE-FOR-SEVEN, A ONE-FOR-EIGHT OR A ONE-FOR-NINE REVERSE SPLIT OF THE
  COMPANY'S OUTSTANDING COMMON STOCK, THE EXACT REVERSE SPLIT TO BE DETERMINED
                    BY THE BOARD OF DIRECTORS OF THE COMPANY

      The  Company's  common  stock  trades on the  Over-The-Counter  Bulletin
Board.  The Company's Board of Directors  believes that it would be beneficial for the Company and its  shareholders if the Company's  common stock is listed on the Nasdaq SmallCap Market in the future.

      In order to be listed on the Nasdaq  SmallCap  Market,  the Company will have to meet  several  requirements.  One of  these  requirements  is that the common  stock have a minimum  bid price of $4.00 per share.  As of January 19,
2001,  the  closing  bid price of the common  stock was $.20 per  share.  As a result,  the Company,  based on the recent bid price of the  Company's  common stock,  would not be able to have its common  stock  eligible  to be listed on the Nasdaq  SmallCap  Market without the Company  effectuating a reverse split in a sufficient  amount to attempt to assure that the  Company's  common stock would  have a minimum  bid price of at least  $4.00  per  share.  The Board of
Directors  believes  that  it  is in  the  best  interests  of  the  Company's shareholders  that the  Company's  common  stock  be  included  on the  Nasdaq
SmallCap  Market or another  securities  trading market at a strategic time in the future.  Accordingly,  in  anticipation  of such strategic time, the Board of Directors has requested that the shareholders of the Company  authorize the
Board  of  Directors  to adopt  an  amendment  to the  Company's  Articles  of
Incorporation  at such time as the Board of Directors  deems it appropriate to effectuate a one-for-seven,  a one-for-eight  or a one-for-nine  reverse split of the  Company's  outstanding  common  stock  in  such  manner  as is  deemed necessary  by the Board of  Directors in order for the Company to be listed on the Nasdaq  SmallCap  Market or to obtain a listing on another  trading system of the NASD,  a national  securities  exchange or another  securities  trading market as selected by the Board of Directors in its sole  discretion.  If such authority is provided to the Board of  Directors,  it will enable the Board of
Directors to effectuate a  one-for-seven,  a  one-for-eight  or a one-for-nine reverse  split of the  Company's  outstanding  common  stock  without  further action by the shareholders and enable the Company to expeditiously  effectuate a  reverse  split  for the  aforementioned  purposes.  Any  fractional  shares resulting  from any  reverse  stock split will be rounded up to the next whole share.

      The  Board  of  Directors  further  believes  that  the  relatively  low per-share  market  price of the common stock may impair the  acceptability  of the common stock to certain  institutional  investors and other members of the investing  public.  Theoretically,  the  number of shares  outstanding  should not, by itself,  affect the  marketability  of the stock, the type of investor who acquires it or the Company's  reputation in the  financial  community.  In practice  this  is  not  necessarily  the  case,  as  certain  investors  view low-priced  stock as  unattractive  or, as a matter of policy,  are  precluded from purchasing  low-priced shares. In addition,  certain brokerage houses, as a matter of policy,  will not extend  margin  credit on stocks  trading at low prices.  On the other  hand,  certain  other  investors  may be  attracted  to low-priced  stock because of the greater  trading  volatility  associated with such securities.

      The  amount of a reverse  split and the date when a reverse  split  will occur,  if at all,  will be  determined  by the Board of Directors in its sole discretion.  The  reverse  stock  split  will  result in each  shareholder  of record,  as of a  specific  record  date  to be  determined  by the  Board  of
Directors,  owning a  proportionately  smaller  number of shares  with the end result  being that each  shareholder  maintains  the  proportionate  number of shares in the  Company's  common  stock that each  shareholder  owned prior to such reverse  stock split.  For example,  with each of the  following  numbers used for hypothetical  purposes only, if a shareholder  owned 1,000,000 shares of the 47,002,547 shares  outstanding on a record date determined by the Board of  Directors,  and if the  Board of  Directors  effectuates  a  one-for-seven reverse  split  stock,  then  subsequent  to the  reverse  stock  split,  such shareholder  would  own  142,858  shares  out of the  approximately  6,714,650 shares outstanding.  Similarly,  the same shareholder would own 125,000 shares of the  approximately  5,875,319  shares  outstanding or 111,112 shares out of the  approximately  5,222,506  shares  outstanding  if the Board of  Directors effectuates a  one-for-eight  or a one-for-nine  reverse split,  respectively.
The shareholder would maintain the same percentage  ownership  interest in the outstanding  common  stock both prior to and  subsequent  to the  hypothetical reverse  stock  splits.  A reverse  stock  split  effectuated  by the Board of
Directors  would not, by itself,  result in any taxable  distributions  or any dilution to the shareholders.

      As mentioned  above, the closing bid price of the Company's common stock on January 19,  2001, was $.20 per share.  Assuming the Board of Directors had
effectuated   a   one-for-seven   reverse   split  as  of  January  19,  2001,
theoretically  the  closing  price  that day would  have been $1.40 per share.
Assuming the Board of Directors had effectuated a one-for-eight  reverse split or a  one-for-nine  reverse  split as of January 19, 2001,  theoretically  the closing  price  that day would  have been  $1.60 or $1.80,  respectively.  The aforementioned  are for  illustration  purposes only.  There are no assurances that the  Company's  common stock would trade after a reverse split at a price directly  proportional  to the price that the common  stock traded at prior to the reverse  split.  In most  cases,  the public  trading  price of a security after a reverse  split will be less than a price that is  proportional  to the price before the reverse split.

      The Board of Directors  believes  that giving  authority to the Board of
Directors to effectuate a  one-for-seven,  a  one-for-eight  or a one-for-nine reverse split at such time as the Board of Directors  deems it  appropriate is in the best  interests  of the  Company  and its  stockholders.  The  Board of
Directors  will not  effectuate  any such reverse  split with a view to, or in connection  with, any plan or purpose of effecting a transaction  specified in
Rule 13e-3 adopted under the Securities Exchange Act of 1934.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares entitled to be voted at the meeting, in favor of the authorization of the
Board of Directors to adopt an  amendment  to the Articles of  Incorporation  to effectuate a  one-for-seven,  a  one-for-eight  or a one-for-nine  reverse stock split. As a result, the proposal to authorize the Board of Directors to adopt an amendment to the Articles of  Incorporation  to  effectuate a  one-for-seven,  a one-for-eight or a one-for-nine reverse stock split should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS THAT THE  SHAREHOLDERS  VOTE IN FAVOR
OF THE  AUTHORIZATION  OF THE BOARD OF  DIRECTORS TO ADOPT AN AMENDMENT TO THE
ARTICLES OF INCORPORATION TO EFFECTUATE,  A ONE-FOR-SEVEN,  A ONE-FOR-EIGHT OR
A ONE-FOR-NINE REVERSE STOCK SPLIT.

                               PROPOSAL NUMBER SIX

   APPROVAL OF 2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN THAT RESERVES
            5,000,000 SHARES OF COMMON STOCK FOR THE GRANT OF OPTIONS

Summary

      The  Company's  Board of Directors is  recommending  the adoption of the
2001 Incentive and  Nonstatutory  Stock Option Plan (the "2001 Plan").  A copy of the 2001  Plan is  attached  to this  Proxy  Statement  as  Exhibit  B. The following  is a brief  summary of the 2001  Plan,  which is  qualified  in its entirety by reference to Exhibit B.

      Options  granted  under the 2001 Plan may be either  nonstatutory  stock options  ("Nonstatutory  Options")  or  incentive  stock  options  ("Incentive
Options").  The  purpose of the 2001 Plan is to advance the  interests  of the
Company,  its  shareholders  and its  subsidiaries by encouraging and enabling selected officers,  directors,  employees and consultants of the Company, upon whose  judgment,  initiative  and effort the Company is largely  dependent for the  successful  conduct of its business,  to acquire and retain a proprietary interest  in the Company by  ownership  of its stock  through the  exercise of stock options.

Amount of Common Stock Subject to Options Under the 2001 Plan

      The 2001  Plan  provides  for the  grant of stock  options  covering  an aggregate  of  5,000,000  shares  of common  stock.  The  aggregate  5,000,000 shares of common  stock is  subject  to  equitable  adjustments  for any stock
dividends,    stock    splits,    reverse    stock    splits,    combinations,
recapitalizations,  reclassifications  or any other similar  changes which may be required in order to prevent  dilution.  Any option which is not  exercised
prior  to  expiration  or  which  otherwise   terminates  will  thereafter  be
available for further grant under the 2001 Plan.

Administration of the 2001 Plan

      The 2001  Plan may be  administered  by the Board of  Directors  or by a committee  appointed  by the Board of Directors  consisting  of not fewer than two  non-employee  members  of  the  Board  of  Directors  (the  "Committee").
Subject to the  conditions  set forth in the 2001 Plan, the Board of Directors or the  Committee  has full and final  authority  to  determine  the number of shares  represented  by each option,  the  individuals to whom and the time or times at which  options  will be granted and be  exercisable,  their  exercise prices  and the  terms  and  provisions  of the  respective  agreements  to be entered into at the time of grant,  which may vary.  The 2001 Plan is intended to be flexible and a  significant  amount of discretion is vested in the Board of  Directors or the  Committee  with respect to all aspects of the options to be granted under the 2001 Plan.

Participants

      Nonstatutory  Options  may be granted  under the 2001 Plan to any person who is or who agrees to become an officer,  director,  employee or  consultant of the Company or any of its  subsidiaries.  Incentive  Options may be granted only to persons who are  employees of the Company or any of its  subsidiaries.
As of January 19, 2001, the Company and its subsidiaries had  approximately 23 employees.  The  participants  will  not be  required  to pay any sums for the granting of options,  but may be required to pay the Company for extending the options.  No Options have been granted under the 2001 Plan.

Exercise Price

      The exercise  price of each  Nonstatutory  Option granted under the 2001
Plan  will be  determined  by the Board of  Directors  or the  Committee.  The
exercise  price of each  Incentive  Option granted under the 2001 Plan will be determined  by the Board of Directors or the Committee and will in no event be less than 100% (110% in the case of a person who owns  directly or  indirectly more than 10% of the common  stock) of the fair market  value of the shares of common  stock on the date of grant.  The payment of the  exercise  price of an option may be made in cash or shares of common stock,  as more fully described under  "Exercise of  Options".  Fair market  value will be  determined  by the
Board of Directors or the Committee in accordance  with the 2001 Plan and such determination  will be  binding  upon the  Company  and upon the  holder.  The closing price of the common stock on January 19, 2001 was $.20 per share.

Terms of Options

      Options  may be granted  for a term of up to 10 years (five years in the case of Incentive  Options granted to a person who owns directly or indirectly more than 10% of the Company's  outstanding  common  stock),  which may extend beyond the term of the 2001 Plan.

Exercise of Options

      The terms  governing the exercise of options granted under the 2001 Plan will be  determined  by the Board of  Directors  or the  Committee,  which may limit  the  number  of  options  exercisable  in any  period.  Payment  of the exercise  price upon exercise of an option may be made in any  combination  of cash and  shares of common  stock,  including  the  automatic  application  of shares of common  stock  received  upon  exercise  of an option to satisfy the exercise  price of  additional  options  (unless the Board of Directors or the
Committee  provides  otherwise).  Where payment is made in common stock,  such common  stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

Nontransferability

      Incentive  Options  granted under the 2001 Plan are not  transferable or assignable,  other than by will or the laws of descent and  distribution  and, during  the  lifetime  of the  holder,  options  are  exercisable  only by the
holder.   Nonstatutory   Options  do  not  have  to  contain  restrictions  on
transferability.

Termination of Relationship

      Except  as the  Board  of  Directors  or  the  Committee  may  expressly determine  otherwise,  if the  holder  of an  Incentive  Option  ceases  to be employed  by or to  have  another  qualifying  relationship  (such  as that of director) with the Company or any of its subsidiaries  other than by reason of the holder's death or permanent  disability,  all Incentive Options granted to such  holder  under the 2001  Plan  will  terminate  immediately,  except  for
Incentive  Options which were  exercisable on the date of such  termination of relationship  which  Incentive  Options will terminate  three months after the date of such  termination  of  relationship,  unless  such  Incentive  Options specify by their  terms an earlier  expiration  or  termination  date.  In the event of the death or  permanent  disability  of the  holder  of an  Incentive
Option,  options may be  exercised  to the extent  that the holder  might have exercised  the  options  on the date of death or  permanent  disability  for a period  of  up  to  12  months  following  the  date  of  death  or  permanent disability,  unless by their terms the options  expire  before the end of such
12 month period.

Amendment and Termination of the 2001 Plan

      The Board of  Directors  may at any time and from time to time  amend or
terminate  the  2001  Plan,   but  may  not,   without  the  approval  of  the
shareholders  of the  Company  representing  a majority  of the  voting  power present  at a  shareholder's  meeting  or  represented  and  entitled  to vote thereon,  or by unanimous  written consent of the  shareholders,  (i) increase the maximum  number of shares of common stock  subject to options which may be granted  under the 2001  Plan,  other  than in  connection  with an  equitable adjustment,  (ii)  change  the  class  of  employees  eligible  for  Incentive
Options,  or (iii) make any material  amendment  under the 2001 Plan that must be approved by the  Company's  shareholders  for the Board of  Directors to be able to  grant  Incentive  Options  under  the  2001  Plan.  No  amendment  or termination  of the 2001 Plan by the  Board  may  alter or  impair  any of the rights  under any option  granted  under the 2001 Plan  without  the  holder's written consent.

Effective Date and Term of the 2001 Plan

      Options  may be  granted  under the 2001 Plan  during  its 10 year term, which will commence on the date of the Meeting.

Material Federal Income Tax Consequences

      The  following  discussion  of the federal  income tax  consequences  is based on the  Company's  belief  after  consultation  with the  Company's  tax advisors.  The Company has not  obtained an opinion  from legal  counsel  with respect to the following matters.

      Incentive  Options.  The Company believes that with respect to Incentive
Options  granted under the 2001 Plan, no income  generally  will be recognized by an optionee  for federal  income tax purposes at the time such an option is granted or at the time it is exercised.  If the optionee  makes no disposition of the  shares  so  received  within  two  years  from the date the  Incentive
Options was  granted  and one year from the receipt of the shares  pursuant to the exercise of the Incentive  Option,  the optionee will generally  recognize long term  capital gain or loss upon the  disposition  of the shares of common stock issued upon exercise of the Incentive Option.

      If the optionee  disposes of shares of common stock acquired by exercise of an  Incentive  Option  before  the  expiration  of the  applicable  holding period,  any amount  realized from such a  disqualifying  disposition  will be taxable as ordinary income in the year of disposition  generally to the extent that the lesser of the fair market  value of the shares of common stock on the date the option was  exercised  or the fair  market  value at the time of such disposition  exceeds  the  exercise  price.  Any amount  realized  upon such a disposition  in excess of the fair market  value of the shares of common stock on the date of exercise  generally  will be treated as long term or short term capital gain,  depending on the holding period of the shares.  A disqualifying disposition  will  include  the use of shares of common  stock  acquired  upon exercise of an  Incentive  Option in  satisfaction  of the  exercise  price of another option prior to the satisfaction of the applicable holding period.

      The  Company  will not be allowed a  deduction  for  federal  income tax purposes at the time of the grant or exercise of an Incentive  Option.  At the time of a  disqualifying  disposition  by an  optionee,  the  Company  will be entitled to a deduction  for federal  income tax purposes  equal to the amount
taxable  to  the  optionee  as  ordinary   income  in  connection   with  such
disqualifying  disposition  (assuming that such amount constitutes  reasonable compensation).

      Nonstatutory   Options.  The  Company  believes  that  the  grant  of  a
Nonstatutory  Option under the 2001 Plan will not be subject to federal income tax. Upon exercise,  the optionee  generally will recognize  ordinary  income, and the  Company  will be entitled to a  corresponding  deduction  for federal income tax purposes  (assuming that such  compensation is  reasonable),  in an amount  equal to the excess of the fair  market  value of the shares of common stock on the date of exercise  over the  exercise  price.  Gain or loss on the subsequent  sale  of  shares  of  common  stock  received  on  exercise  of  a
Nonstatutory  Option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

     The Company  has been  orally  advised  that Jimmy L.  Boswell,  Darrell H.
Hughes,  David L.  Jackson,  David G.  Lucas,  Wilhelm  Giertsen  and his  wife,
Mohammed I. Marafi,  Cognigen Corporation,  Telkiosk, CTC and two employees of a wholly owned subsidiary of the Company,  Reginald W. Einkauf and John D. Miller,
intend to vote their total  23,808,569  shares,  or  approximately  50.7% of the shares entitled to be voted at the meeting, in favor of the approval of the 2001
Incentive and  Nonstatutory  Stock Option Plan. As a result,  the 2001 Incentive and Non-statutory Stock Option Plan should be approved.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR THE
APPROVAL OF THE 2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the next Annual
  Meeting of Shareholders must be received by the Company within a reasonable time prior to the time the Company begins to print and mail the proxy materials for such Meeting.

                             SOLICITATION OF PROXIES

      The  cost of  soliciting  proxies,  including  the  cost  of  preparing, assembling and mailing this proxy material to  shareholders,  will be borne by the  Company.  Solicitations  will be made  only by use of the  mails,  except that, if necessary to obtain a quorum,  officers and regular  employees of the
Company  may  make   solicitations  of  proxies  by  telephone  or  electronic
facsimile or by personal calls.  Brokerage  houses,  custodians,  nominees and fiduciaries will be requested to forward the proxy soliciting  material to the beneficial  owners of the Company's  shares held of record by such persons and the  Company  will  reimburse  them for their  charges  and  expenses  in this connection.

                                 OTHER BUSINESS

      The  Company's  Board of  Directors  does not know of any  matters to be presented  at the  Meeting  other than the matters  set forth  herein.  If any other  business  should come  before the  Meeting,  the  persons  named in the enclosed  form of Proxy will vote such Proxy  according  to their  judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY

Seattle, Washington
February 12, 2001

                                      PROXY

                             COGNIGEN NETWORKS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 2001

      The undersigned  hereby  constitutes and appoints  Darrell H. Hughes and
David L. Jackson,  and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution  and  appointment,  for and in the name,  place and stead of the  undersigned,  to act for and to vote all of the undersigned's  shares of $0.001 par value common stock ("common stock")
of Cognigen  Networks,  Inc, a Colorado  corporation  (the  "Company")  at the
Special  Meeting of  Shareholders  (the  "Meeting")  to be held in the Special
Events Room on the Second Floor, 7001 Seaview Avenue, NW, Seattle,  Washington
98117, on Thursday,  March 15,  2001, at 10:00 a.m.,  Pacific Time, and at all
adjournment(s) thereof for the following purposes:

      (1)   adoption  of an  amendment  to Article  THIRD of the  Articles  of
Incorporation of the Company to delete any reference  contained in the current
Article  THIRD to an area of business  in which the Company no longer  engages and to change the wording of the  provision in the current  Article THIRD that confers upon the Company all of the rights,  powers and  privileges  conferred on Colorado corporations;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (2)   adoption  of an  amendment  to Article  FOURTH of the  Articles of
Incorporation  of  the  Company  which,  among  other  things,  increases  the authorized  shares of common  stock of the Company from  50,000,000  shares to
300,000,000 shares of $0.001 par value common stock and authorizes  20,000,000 shares of no par value preferred stock;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (3)   adoption of an amendment to Section  (d)(ii) of Article  EIGHTH of the Articles of  Incorporation  of the Company to change the vote  required to amend the Articles of Incorporation to a majority of a quorum;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (4)   adoption of a new Article  NINTH of the Articles of  Incorporation
of the Company  which  limits the  liability  of the  directors of the Company under certain circumstances;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (5)   approval of a proposal to authorize  the Board of Directors of the
Company to adopt an amendment to the Company's  Articles of  Incorporation  at such time as the Board of  Directors  deems it  appropriate  to  effectuate  a one-for-seven,  a  one-for-eight  or  a  one-for-nine  reverse  split  of  the
Company's  outstanding  common stock, the exact reverse split to be determined by the Board of Directors of the Company; and

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (6)   approval of the 2001 Incentive and Nonstatutory Stock Option Plan.

                                    [  ] FOR
                                    [  ] AGAINST
                                    [  ] ABSTAIN

      The undersigned  hereby revokes any proxies as to said shares heretofore given by the  undersigned  and ratifies  and confirms all that said  attorneys and proxies lawfully may do by virtue hereof.

      THE SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO
SPECIFICATION  IS MADE,  THEN THE  SHARES  REPRESENTED  BY THIS  PROXY WILL BE
VOTED AT THE MEETING FOR THE ITEMS LISTED ABOVE.

      The  undersigned  hereby  acknowledges  receipt of the Notice of Special
Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________, 2001

                              Signature(s)   should  agree  with  the  name(s)
                              stenciled  hereon.  Executors,   administrators,
                              trustee,   guardians  and  attorneys  should  so
                              indicate when signing.  Attorneys  should submit
                              powers of attorney.

                                    EXHIBIT A

                             COGNIGEN NETWORKS, INC.

                 Index to Consolidated Financial Statements and
                      Management's Discussion and Analysis

Cognigen Networks, Inc. Financial Statements, September 30, 2000

Management's Discussion and Analysis or Plan of Operation,
  September 30, 2000 Results

Cognigen Networks, Inc. Financial Statements, June 30, 2000

Management's Discussion and Analysis or Plan of Operation,
  June 30, 2000 Results

Inter-American Telecommunications Holding Corporation Financial
  Statements, June 30, 1999

Cognigen Corporation Financial Statements, June 30, 1999

                             COGNIGEN NETWORKS, INC.

                 Unaudited Consolidated Statements of Operations

                                                              Three Months Ended
                                                                  September 30,
                                                         ----------------------------
                                                             1999             2000
                                                         ------------      ----------
                                                                   (Restated)
Revenue
  Prepaid cards and pins .............................   $    445,090    $    181,212
  Call back and switching services ...................           --           118,792
  Commissions ........................................        445,133         871,647
  Allowances .........................................         (5,379)          5,059
                                                         ------------      ----------
  Total revenue ......................................        884,844       1,176,710
                                                         ------------      ----------

Operating expenses
  Prepaid cards and pins .............................        302,637         130,830
  Call back and switching services ...................           --           129,569
  Marketing Commissions ..............................        345,043         457,217
  Sales, general and administrative ..................      6,547,289       1,026,672
                                                         ------------      ----------
   Total operating expenses ..........................      7,194,969       1,744,288
                                                         ------------      ----------

Loss from operations .................................     (6,310,125)       (567,578)

Other income (expense)
  Interest expense ...................................        (35,550)        (19,650)
                                                         ------------      ----------

Loss before income taxes .............................     (6,345,675)       (587,228)

Income taxes .........................................           --              --
                                                         ------------      ----------

Net loss .............................................   $ (6,345,675)   $   (587,228)
                                                         ============      ==========

Loss per common share - basic and diluted ............   $       (.26)   $       (.01)
                                                         ============      ==========

Weighted average number of common shares outstanding -
 basic and diluted ...................................     24,123,524      84,278,991
                                                         ============      ==========

           See notes to unaudited consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                      Unaudited Consolidated Balance Sheet

                                                                   June 30,     September 30,
                                                                     2000           2000
                                                                ------------    ------------
                                                                         (Restated)
                                         Assets
Current assets
  Cash .......................................................   $    717,344    $    275,630
  Accounts receivable, net of allowance for doubtful
   accounts of $5,000 ........................................         61,046         215,392
  Commissions receivable, net of allowance for doubtful
   accounts of $25,000 .......................................        538,163         676,795
  Employee receivable ........................................          1,661           2,957
  Inventory ..................................................        133,486         128,229
  Other current assets .......................................        417,028         473,450
                                                                 ------------    ------------
      Total current assets ...................................      1,868,728       1,772,453

Property, plant and equipment, net of accumulated depreciation of $363,121 at June 30, 2000 and $430,592 at September 30,
 2000 ........................................................        486,291         422,472
                                                                 ------------    ------------

Other assets
  Deposits and other assets ..................................         88,552         100,867
  Goodwill, net ..............................................      3,655,017       3,506,103
  Customer databases, net of $300,000 and $375,000 of
   amortization ..............................................      1,000,000         925,000
  Deferred tax asset - non current ...........................           --              --
                                                                 ------------    ------------
      Total other assets .....................................      4,743,569       4,531,970
                                                                 ------------    ------------

Total assets .................................................   $  7,098,588    $  6,726,895
                                                                 ============    ============

                          Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable ...........................................   $     97,420    $    198,423
  Other accrued liabilities ..................................        108,324          88,561
  Interest payable ...........................................        239,421         256,354
  Commissions payable ........................................        326,681         470,389
  Payroll taxes payable ......................................         21,179          24,108
  Current portion of capital leases ..........................        106,551          77,276
  Current portion of notes payable ...........................        315,000         825,000
                                                                 ------------    ------------
      Total current liabilities ..............................      1,214,576       1,940,111
                                                                 ------------    ------------

Long-term portion of capital leases ..........................         12,152          12,152
Long-term portion of notes payable ...........................        510,000            --
                                                                 ------------    ------------
      Total liabilities ......................................      1,736,728       1,952,263
                                                                 ------------    ------------

Commitments and contingencies

Stockholders' equity
  Common stock $.001 par value, 50,000,000 shares authorized;
   46,980,547 and 46,980,547 issued and outstanding at June 30,
   2000 and September 30, 2000, and 37,298,444 to be issued
   shares ....................................................         84,278          84,278
  Additional paid-in capital .................................     13,594,051      13,594,051
  Accumulated deficit ........................................     (8,316,469)     (8,903,697)
                                                                 ------------    ------------
      Total stockholders' equity .............................      5,361,860       4,774,632
                                                                 ------------    ------------

Total liabilities and stockholders' equity ...................   $  7,098,588    $  6,726,895
                                                                 ============    ============

           See notes to unaudited consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                 Unaudited Consolidated Statements of Cash Flows

                                                             Three Months Ended
                                                                September 30,
                                                         --------------------------
                                                             1999          2000
                                                         -----------    -----------
                                                                 (Restated)
Cash flows from operating activities
  Net loss ...........................................   $(6,345,675)   $  (587,228)
                                                         -----------    -----------
  Adjustments to reconcile net loss to net cash
   provided by operating activities
   Depreciation and amortization .....................        99,908        291,385
   Stock options granted for services to non employees     5,836,724           --
   Changes in assets and liabilities
     Accounts receivable .............................        88,979       (154,346)
     Commissions receivable ..........................          --         (138,632)
     Inventory .......................................         4,083          5,257
     Other assets ....................................          --          (57,718)
     Deposits ........................................          --          (12,315)
     Interest payable ................................        35,550         16,933
     Accounts payable ................................        11,887        101,003
     Accrued expenses ................................          --          (19,763)
     Deferred revenue ................................         1,926           --
     Commissions payable .............................        35,844        143,708
     Payroll taxes payable ...........................         3,436          2,929
                                                         -----------    -----------
                                                           6,118,337        178,441
                                                         -----------    -----------
      Net cash used in operations ....................      (227,338)      (408,787)
                                                         -----------    -----------

Cash flows from investing activities
  Cash acquired in acquisition .......................        21,248           --
  Purchases of fixed assets ..........................          --           (3,652)
  Advances to related party ..........................      (200,000)          --
                                                         -----------    -----------
      Net cash provided by (used by) investing
       activities ....................................      (178,752)        (3,652)
                                                         -----------    -----------

Cash flows from financing activities
  Proceeds from subscriptions received ...............       884,289           --
  Payments on notes payable ..........................      (315,000)          --
  Proceeds from notes payable ........................       125,000           --
  Payments on capital leases .........................          --          (29,275)
                                                         -----------    -----------
      Net cash provided by financing activities ......       694,289        (29,275)
                                                         -----------    -----------

Net increase in cash and cash equivalents ............       288,199       (441,714)

Cash and cash equivalents-beginning of period ........          --          717,344
                                                         -----------    -----------

Cash and cash equivalents-end of period ..............   $   288,199    $   275,630
                                                         ===========    ===========

           See notes to unaudited consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

              Notes to Unaudited Consolidated Financial Statements

Note 1 - Description of Business

Cognigen  Networks,  Inc (the Company) is engaged in the business of providing telecommunications  products and services to worldwide markets.  The Company's activities  include selling  prepaid  calling cards,  providing call switching services, and Internet marketing of telecommunications  products and services, pagers and computers.

Note 2 - Summary of Significant Accounting Policies

In the  opinion of  management,  all  adjustments,  consisting  only of normal recurring  adjustments,  have been  made to (a) the  results  of  consolidated operations  for the three month  periods  ended  September 30,  2000 and 1999, respectively,  (b) the  consolidated  balance  sheet at September 30, 2000 and
(c) the  consolidated  statements  of cash flows for the three  month  periods ended  September 30,  2000  and  1999,  respectively,  in  order  to make  the financial statements not misleading.

The  accompanying   unaudited  consolidated  financial  statements  have  been prepared in accordance  with  generally  accepted  accounting  principles  for interim  financial  information.  Accordingly,  they  do not  include  all the
information   and  footnotes   required  by  generally   accepted   accounting
principles for financial  statements.  For further  information,  refer to the audited  consolidated  financial  statements  and notes  thereto  for the year ended June 30, 2000,  included in the  Company's  Annual Report on Form 10-KSB and Form 10-KSB/A filed with the Securities and Exchange Commission.

The  results  for the three  month  period  ended  September  30, 2000 may not necessarily  be  indicative  of the results for the fiscal year ended June 30,
2001.

Note 3 - Basis of Presentation

All per share amounts  reflect the  37,298,444  shares the Company has a legal obligation to issue in the future in connection  with the reverse  acquisition of ITHC, and have been treated as outstanding from the date of acquisition.

Note 4 - Stock Options

In August 1999, the Company issued  32,400,000  options  entitling the holders to purchase the  Company's  common stock at $0.46 per share.  The options vest immediately and expire five years from the date issued.  The options cannot be exercised until the Company amends it articles of  incorporation  or effects a reverse split of its common stock so that it has sufficient  shares  available for issuance upon the exercise of these  options.  25,200,000 of these options were  issued to  non-employees  while the  remaining  options  were  issued to
employees  and  directors.   The  Company  has  adopted  the   disclosure-only
provisions   of  Statement  of  Financial   Accounting   Standards   No.  123,
"Accounting for Stock-Based Compensation."  Accordingly,  no compensation cost has been  recognized  for the stock options issued to employees and directors.
$6,022,044  of  compensation  expense  was  recorded  in  connection  with the options granted to non employees based on a value of $.23 per option.

Note 5 - Customer Databases

The Company  maintains two customer  databases which were originally  compiled in October 1998.  These customer  databases  were acquired in connection  with
the  initial  capitalization  of  Inter-American   Telecommunications  Holding
Corporation   (ITHC),   which  acquired  from  Telkiosk,   Inc.  and  Combined
Telecommunications   Consultancy,  LTD  (CTC)  customer  databases  valued  at
$500,000  and  $800,000,  respectively,  through the  issuance of $500,000 and
$800,000 in notes  payable,  and by issuing 500  (2,844,285  as adjusted)  and
1,000  (5,688,570  as adjusted)  shares of common  stock,  respectively.  ITHC
also  issued  500   (2,844,285   as  adjusted)   shares  of  common  stock  to
Inter-American  Telecommunications  Corporation  (ITC) as part of its  initial capitalization  for  backroom  support to be  provided  to ITHC in the future.
The customer  databases were originally  recorded at their predecessor cost of
$1,300,000,  with the shares of common stock  issued  being  recorded at their nominal par value  ($.001) of $20. The Company  intends to migrate these names into active long distance customers of Cognigen Switching  Technologies,  Inc.
(CST),  the Company's  wholly owned  subsidiary.  The Company's  plans for the solicitation  process  are  currently  underway  and the  Company  plans to be completed by October 2001.  In October 2000,  the Company also entered into an option  agreement with an entity formed by the entities which  originally sold the Company's customer databases to the Company's  predecessor.  The agreement provides  that if the  Company has not been able to  establish  at least 5,000 active  telecommunications  subscribers  from the combined  lists by March 30,
2001,  the  Company  has the option to require  the entity to  repurchase  the customer  lists  from the  Company  to  enable  the  Company  to  recover  its investment in these databases.

Note 6 - Amortization of Customer Databases and Goodwill

The Company changed its method of amortizing  customer  databases and goodwill during  fiscal  2000.  Previously  the  Company  did not begin to  amortize it customer  databases  until the migration of these names into active  customers had  begun.  However,  effective  July 1, 1999 as a result of the  significant uncertainties  surrounding  the  commencement  of the migration  process,  the
Company has reflected  amortization  of these  databases over their  estimated
remaining   useful   lives  of  4.33  years   (through   November   1,  2003).
Additionally,  the Company  changed the estimated  useful live of the goodwill acquired  in  connection  with the  acquisition  of the net assets of Cognigen
Corporation  from 20 years to 5 years.  The  effects of these  corrections  on previously reported quarterly amounts was as follows:

                                                              Loss Per    Stockholders'
                                           Net Loss             Share         Equity
                                       ----------------   --------------- --------------

Three months ended September 30,            (512,228)            (.01)       5,149,632
 2000, as reported

Three months ended September 30,            (587,228)            (.01)       4,774,632
 2000, as adjusted

Three months ended September 30,           (6,262,675)           (.26)         214,896
 1999, as reported

Three months ended September 30,
 1999, as adjusted                         (6,345,675)           (.26)         131,896

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-Looking Statements

Certain  of the  information  discussed  herein,  and in  particular  in  this section entitled "Management's  Discussion and Analysis or Plan of Operation,"
contains forward-looking  statements that involve risks and uncertainties that might adversely  affect the operating  results of the Company in the future in a material  way. Such risks and  uncertainties  include,  without  limitation, the  Company's  possible  inability to obtain  additional  financing,  lack of agent growth, loss of key personnel,  rate changes,  fee policy or application changes,  technological  changes  and  increased  competition.  Many of  these risks are beyond the control of the  Company.  The Company is not  entitled to rely on the safe harbor  provisions  of Section 27A of the  Securities  Act of
1933, as amended,  or Section 21E of the  Securities  Exchange Act of 1934, as
amended, when making forward-looking statements.

Overview

The  Company  is  engaged  in the  business  of  providing  telecommunications products and services to worldwide markets.  The Company's  activities include
selling  prepaid  calling  cards,   providing  call  switching  services,  and
Internet  marketing of  telecommunications  products and services,  pagers and computers.

The Company was incorporated on May 6, 1983, in Colorado.  On August 20, 1999,
the  Company   completed  the   acquisition  of  all  of  the  net  assets  of
Inter-American  Telecommunications  Holding Corporation (ITHC) in exchange for up  to  49,041,397  shares  of  the  Company's  common  stock.  For  financial statement  purposes,  this  business  combination  was  accounted  for  as  an additional  capitalization  of ITHC (a reverse  acquisition  in which ITHC was the  accounting  acquirer).  For accounting  purposes,  ITHC is considered the surviving  entity  and  the  historical  financial  statements  prior  to  the acquisition are those of ITHC.

Three Months Ended September 30, 2000 Compared to Three Months Ended
September 30, 1999

Total  revenue for the three months ended  September  30, 2000 was  $1,176,710 compared to $884,844  for the three  months ended  September  30, 1999.  Total revenue for the 2000 period  consisted  of $181,212  related to prepaid  cards
and  pins  and  $871,647  related  to  commissions.   Total  revenue  for  the
comparable  period in 1999 consisted of $445,090  related to prepaid cards and pins and $445,133 related to commissions.  The $263,878,  or 59%,  decrease in prepaid  cards  and  pins  is due to  reduced  tariff  calls  as a  result  of competition.  The  $426,514,  or 96%,  increase  in  commissions  is due to an increase  in  agents  of  approximately  36,900  new  agents.  Call  back  and switching  revenue for the three months ended  September 30, 2000 was $118,792 for which there was no comparable revenue for 1999.

Operating  costs  related to prepaid cards and pins for the three months ended
September  30, 2000  decreased  $171,807,  or 57%, to $130,830  from  $302,637 during the three months ended  September 30, 1999.  Operating costs related to commissions for the three months ended September 30, 2000 increased  $112,174, or 33%, to $457,217 from $345,043  during the three months ended September 30,
1999.  The cost  increases  are  directly  related to the  increases  in sales revenue.  The call back and  switching  services  costs were  $129,569 for the three  months  ended  September  30, 2000 for which  there were no  comparable costs for 1999.

General and administrative  operating expenses decreased  $5,520,617,  or 84%,
to  $1,026,672   during  the  three  months  ended  September  30,  2000  from
$6,547,289  during the three months ended  September  30, 1999.  This decrease is due to  $5,836,724 of stock based  compensation  for the three months ended
September  30, 1999 that was not repeated in the three months ended  September
30, 2000 and is offset by  increased  salaries of $123,130 as a result of more headcount and depreciation and amortization of $291,385.

The Company  incurred a loss from  operations of $567,578 for the three months ended  September 30,  2000 compared to  $6,310,125  for the three months ended
September 30, 1999.  The decrease in operating  loss during the current period is directly  related to the expense of stock  options  granted for services to
non-employees  of  $5,836,724   recognized   during  the  three  months  ended
September 30, 1999.

Interest expense  decreased  $15,900,  or 45%, to $19,650 for the three months ended  September  30, 2000 from $35,550 for the three  months ended  September
30,  1999.  The  reduction  is a result of the  payoff  of a portion  of debt.
After interest expense,  the net loss for the three months ended September 30,
2000  was  $587,228,  or  $.01  loss  per  share,  compared  to a net  loss of
$6,345,675,  or $.26 loss per share,  for the three months ended September 30,
1999.

Liquidity and Capital Resources:

The Company  has funded its  operations  to date  primarily  from  shareholder advances and stock subscriptions  received. At September 30, 2000, the Company had cash and cash  equivalents  of $275,630  and negative  working  capital of
$167,658.

Cash used by the  Company for  operating  activities  during the three  months ended  September  30, 2000 was  $408,787.  A primary  component  of the use of cash during the three months was the Company's  net loss of $587,228  adjusted for  non-cash  adjustments  for  depreciation  and  amortization  of $291,385.
Additional uses of operating cash for the three months  included  increases in the  Company's  accounts  receivable  of $154,346,  commissions  receivable of
$138,632,  other  assets of $57,718,  and  deposits  of  $12,315.  The uses in operating  cash  were  partially  offset by cash  provided  of  $101,003  from accounts  payable,  $143,708 of commissions  payable,  and $16,933 of interest payable.  Cash used for investing  activities includes $3,652 for the purchase of fixed  assets.  Additional  uses of cash  during  the  three  months  ended
September 30, 2000 include payments on capital leases of $29,275.

The Company  currently has three notes payable and various capital leases with total  outstanding  balances of $914,428 at  September  30,  2000.  Two of the notes are due July 1, 2001 and one is due February  12, 2001.  The Company has
maturities  of capital  leases and notes payable of $902,276  required  during the next twelve months

Cash  generated  from  operations  was not  sufficient  to meet the  Company's working  capital  requirements  for the quarter ended  September 30, 2000, and may not be sufficient to meet the Company's  working capital  requirements for the foreseeable  future. As a result,  the Company is exploring various bridge financing  and/or  additional  equity  financing  to  meet  current  operating requirements until operations can generate  sufficient cash for the Company to become  self-sustaining.  There can be no assurances  that the Company will be able to secure  additional  debt or equity  financing or that  operations will produce  adequate cash flows to allow the Company to meet all of the Company's
future  obligations.   However,   management  believes  the  Company  will  be
successful in producing  sufficient cash flows from all collective  sources to continue for the next twelve months.

The Company has no significant planned capital expenditures  covering the next twelve months.

The Company maintains two customer  databases,  originally compiled in October
1998  containing  archived  names with  historical  records  of long  distance telecommunication  service  users,  to which  the  Company  intends  to devote substantial  efforts  during the next twelve  months to transform  these names into active CST customer  accounts.  The Company has been in negotiations with a  telemarketing  firm to assist in the  transformation  of these  names  into active  accounts.  The Company  anticipates  an initial cost of  approximately
$93,000 for these telemarketing  services and has received a verbal commitment from a third  party  to  assist  in  funding  these  telemarketing  costs,  as necessary.

The Company has also entered  into an option  agreement  with a joint  venture consisting  of  the  sellers  of  the  customer  databases  to  the  Company's predecessor.  The  agreement  provides  that if  certain  targeted  levels  of active  customers  cannot be transformed from the databases by March 30, 2001, the Company has the option to have the joint venture  repurchase the databases through the  forgiveness of the remaining debt  outstanding  and the return of
Company  shares to the  Company.  The Company  believes  this  agreement  is a major  step  in  protecting  the  recoverability  of  the  Company's  original investment in these databases.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Cognigen Networks, Inc.
Seattle, Washington

We have  audited  the  accompanying  consolidated  balance  sheet of  Cognigen
Networks,   Inc.  and  subsidiary  as  of  June  30,  2000,  and  the  related consolidated  statements of  operations,  stockholders'  equity and cash flows for the year then  ended.  These  consolidated  financial  statements  are the responsibility of the Company's  management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to
obtain   reasonable   assurance  about  whether  the  consolidated   financial
statements are free of material  misstatement.  An audit  includes  examining, on a test  basis,  evidence  supporting  the amounts  and  disclosures  in the consolidated  financial  statements.  An audit  also  includes  assessing  the accounting  principles used and significant  estimates made by management,  as
well   as   evaluating   the   overall   consolidated    financial   statement
presentation.  We believe that our audit  provides a reasonable  basis for our opinion.

In our  opinion,  the  consolidated  financial  statements  referred  to above present fairly, in all material  respects,  the financial position of Cognigen
Networks,  Inc. and subsidiaries as of June 30, 2000, and the results of their operations  and their cash flows for the year then ended,  in conformity  with generally accepted accounting principles.

The Company has corrected a previous  error in the 2000  financial  statements relating to the amortization of its customer lists as described in Note 3.

                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC

August 25, 2000, except Note 13,
 as to which the date is October 10, 2000
Denver, Colorado

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Inter-American Telecommunications
 Holding Corporation
Seattle, Washington

We have audited the accompanying  consolidated statements of operations,  cash flows,  and  changes in  stockholders'  equity for the period  from  inception
(July 24,  1998)  through June 30, 1999 of  Inter-American  Telecommunications
Holding   Corporation  (a  development   stage   company).   These   financial
statements  are  the   responsibility   of  the  Company's   management.   Our
responsibility  is to express an opinion on these financial  statements  based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  included  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  included   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our  opinion,  the  consolidated  financial  statements  referred  to above present fairly,  in all material  respects,  the  consolidated  results of its operations,  its cash flows and its  changes in  stockholders'  equity for the period from  inception  (July 24, 1998)  through  June 30, 1999 in  conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000

                                                        /s/ Comiskey & Company
                                                            Comiskey & Company
                                                      PROFESSIONAL CORPORATION

                             COGNIGEN NETWORKS, INC.

                           Consolidated Balance Sheet
                                 June 30, 2000
                                   (Restated)

Current assets
     Cash .....................................................................   $    717,344
     Accounts receivable, net of allowance for doubtful accounts of $5,000 ....         61,046
     Commissions receivable, net of allowance for doubtful accounts of $25,000         538,163
     Employee receivable ......................................................          1,661
     Inventory ................................................................        133,486
     Other current assets .....................................................        417,028
     Deferred tax asset - current .............................................           --
                                                                                  ------------
       Total current assets ...................................................      1,868,728
                                                                                  ------------

Property, plant and equipment, net of accumulated depreciation of $363,121 ....        486,291
                                                                                  ------------
Other assets
     Deposits and other assets ................................................         88,552
     Goodwill, net of $154,917 of amortization ................................      3,655,017
     Customer databases, net of $300,000 of amortization ......................      1,000,000
     Deferred tax asset - non current .........................................           --
                                                                                  ------------
       Total other assets .....................................................      4,743,569
                                                                                  ------------

Total assets ..................................................................   $  7,098,588
                                                                                  ============

                          Liabilities and Stockholders' (Deficit) Equity
Current liabilities
     Accounts payable .........................................................   $     97,420
     Other accrued liabilities ................................................        108,324
     Interest payable .........................................................        239,421
     Commissions payable ......................................................        326,681
     Payroll taxes payable ....................................................         21,179
     Current portion of capital leases ........................................        106,551
     Current portion of notes payable .........................................        315,000
                                                                                  ------------
       Total current liabilities ..............................................      1,214,576

Long-term portion of capital leases ...........................................         12,152
Long-term portion of notes payable ............................................        510,000
                                                                                  ------------
       Total liabilities ......................................................      1,736,728
                                                                                  ------------
Commitments and Contingencies

Stockholders' (deficit) equity
     Common stock $.001 par value, 50,000,000 shares authorized;
      46,980,547 issued and outstanding at June 30,
      2000, and 37,298,444 to be issued shares ................................         84,278
     Additional paid-in capital ...............................................     13,594,051
     Accumulated deficit ......................................................     (8,316,469)
                                                                                  ------------
       Total stockholders' (deficit) equity ...................................      5,361,860
                                                                                  ------------

Total liabilities and stockholders' (deficit) equity ..........................   $  7,098,588
                                                                                  ============

                See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                      Consolidated Statements of Operations

Revenue
  Prepaid cards and pins ...............................   $       --      $  1,138,165
  Marketing commissions ................................           --         2,598,008
  Other ................................................           --            63,540
                                                           ------------    ------------
   Total revenue .......................................           --         3,799,713
                                                           ------------    ------------

Operating expenses
  Prepaid cards and pins ...............................           --           950,727
  Marketing commissions ................................           --         1,657,195
  Selling, general and administrative ..................           --         8,734,444
  Depreciation and amortization ........................           --           561,510
                                                           ------------    ------------
    Total operating expenses ...........................           --        11,903,876
                                                           ------------    ------------

Loss from operations ...................................           --        (8,104,163)

Interest expense .......................................         67,814         144,492
                                                           ------------    ------------

Loss before income taxes ...............................        (67,814)     (8,248,655)

Income taxes ...........................................         16,531         (16,531)
                                                           ------------    ------------

Net loss ...............................................   $    (51,283)   $ (8,265,186)
                                                           ============    ============

Loss per common share - basic and diluted ..............           --      $      (0.11)
                                                           ============    ============

Weighted average number of common shares outstanding -
basic and diluted ......................................     11,377,137      78,549,437
                                                           ============    ============

                See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                 Consolidated Statements of Stockholders' Equity
                    From July 24, 1998 through June 30, 2000

                                                                                                                 Total

                                                                                                                                 Total
                                                                   Common Stock             Additional                       Stockholders'
                                                            ---------------------------       Paid-in        Accumulated       (Deficit)
                                                              Shares         Amount           Capital          Deficit          Equity
                                                            -----------    ------------     -----------      ----------      ----------
                                                                                                             (Restated)

Balance July 24, 1998 (inception) ......................           --      $       --      $       --      $       --      $       --

Common stock issued for intangible assets ..............     11,377,137              20            --              --                20

Net loss for the period July 24, 1998 to June 30, 1999 .           --              --              --           (51,283)        (51,283)
                                                            -----------    ------------     -----------      ----------      ----------

Balance June 30, 1999 ..................................     11,377,137              20            --           (51,283)        (51,263)

Stock issued in  connection  with  Cognigen  acquisition
 and employment agreements .............................     42,664,260              55          30,000            --            30,055

Reverse acquisition ....................................     15,757,047          69,723        (261,957)           --          (192,234)

Common stock issued for cash net of $727,474 in expenses     12,489,102          12,489       5,127,598            --         5,140,087

Value of options issued for services ...................           --              --         6,022,004            --         6,022,004

Retirement of stock at cost ............................        (50,000)            (50)        (18,950)           --           (19,000)

Stock issued in connection with  acquisition of Cognigen
 Switching .............................................      2,041,445           2,041       2,695,356            --         2,697,397

Net loss ...............................................           --              --              --        (8,265,186)     (8,265,186)
                                                            -----------    ------------     -----------      ----------      ----------

Balance at June 30, 2000 ...............................     84,278,991    $     84,278      13,594,051      (8,316,469)      5,361,860
                                                            ===========    ============     ===========      ==========      ==========

                See notes to consolidated financial statements.

                           COGNIGEN NETWORKS, INC.

                    Consolidated Statements of Cash Flows

                                                              June 30,
                                                     --------------------------
                                                         1999           2000
                                                     -----------    -----------
                                                                     (Restated)
Cash flows from operating activities
  Net loss .......................................   $   (51,283)   $(8,265,186)
                                                     -----------    -----------
  Adjustments to reconcile net loss to net cash
   provided by operating activities
  Depreciation and amortization ..................          --          561,510
  Stock options granted to non-employees and stock
   issued to employees for services ..............          --        6,052,004
  Deferred taxes .................................       (16,531)        16,531
  Changes in assets and liabilities
   Receivables ...................................          --          218,461
   Commission receivable .........................          --         (484,149)
   Inventory .....................................          --         (108,410)
   Other current assets ..........................          --         (340,120)
   Accounts payable ..............................          --           53,276
   Other accrued expenses ........................        67,814        218,919
   Other assets ..................................          --          (89,971)
                                                     -----------    -----------
                                                          51,283      6,098,051
                                                     -----------    -----------
      Net cash used in operations ................          --       (2,167,135)
                                                     -----------    -----------

Cash flows from investing activities
  Capital expenditures ...........................          --         (400,594)
  Cash paid in business acquisitions net of cash
   acquired ......................................          --         (555,100)
                                                     -----------    -----------
      Net cash used in investing activities ......          --         (955,694)
                                                     -----------    -----------

Cash flows from financing activities
  Net proceeds from stock issuance ...............          --        5,140,087
  Distribution related to reverse acquisition ....          --         (190,000)
  Payments on notes payable ......................          --       (1,090,000)
  Payment on capital leases ......................          --             (914)
  Retirement of stock ............................          --          (19,000)
                                                     -----------    -----------
      Net cash used in financing activities ......          --        3,840,173
                                                     -----------    -----------

Net increase in cash .............................          --          717,344

Cash and cash equivalents - beginning of period ..          --             --
                                                     -----------    -----------

Cash and cash equivalents - end of period ........   $      --      $   717,344
                                                     ===========    ===========

Cash paid for interest was $19,834 (2000) and $0 (1999).
Cash paid for income taxes was $0 in 2000 and 1999.

Non-cash investing and financing activities (Note 9).

                See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                   Notes to Consolidated Financial Statements

Note 1 -  Description  of  Business  and  Summary of  Significant  Accounting
Policies

The  Company was  incorporated  in May 1983 in the State of Colorado to engage in the  cellular  radio and  broadcasting  business and to engage in any other lawful  activity  permitted  under  Colorado  law.  In June 1988,  the Company changed  its  name  to  Silverthorne  Production  Company  (Silverthorne)  and
commenced  operations  in the oil  and gas  industry.  These  operations  were discontinued  in 1989.  Since  1989,  Silverthorne  has  attempted  to  locate acquisition  prospects and negotiate an  acquisition.  Silverthorne's  pursuit of  an  acquisition  did  not  materialize  until  August 20, 1999,  with  the
purchase   of  the  assets  of   Inter-American   Telecommunications   Holding
Corporation  (ITHC),  which was  accounted for as a reverse  acquisition.  The surviving entity changed its name to Cognigen Networks, Inc. in July 12, 2000.

Cognigen Networks,  Inc. (the Company) is engaged in the business of providing telecommunications  products and services to worldwide markets.  The Company's activities  include selling  prepaid  calling cards,  providing call switching services, and Internet marketing of telecommunications  products and services, pagers, and computers.

Principles of Consolidation

These   consolidated    financial   statements   include   the   accounts   of
Inter-American  Telecommunications  Corporation (ITHC),  Cognigen  Corporation
(Cognigen),  and the  Company.  Also  included are the accounts and results of operations of Cognigen Switching Technologies,  Inc. (Cognigen Switching) from
April 15, 2000 through  year-end.  All significant  intercompany  balances and transactions have been eliminated in consolidation.

The comparative  June 30, 1999,  financial  statements  reflect those of ITHC, the  accounting  acquirer,  in the reverse  acquisition  (Note 8). ITHC was in the development stage in prior years.

Cash and Cash Equivalents

For purposes of reporting cash flows,  cash and cash equivalents  include cash on hand and in checking  and savings  accounts at financial  institutions.  On occasion these balances exceed  federally  insured  limits.  At June 30, 2000, the Company had approximately $709,000 in excess of federally insured limits.

Inventories

Inventory consists of advertising  supplies and prepaid calling cards held for resale  and is  valued  at the  lower of cost or  market.  Calling  cards  are purchased  from a  variety  of  vendors  at a  discount  from the face  value.
Excise tax of 3% of the face value is paid at the time of  purchase.  When the calling  card is sold,  the excise tax is  collected  and offset  against  the prepaid excise tax.

Property and Equipment

Property and  equipment  are stated at cost.  Depreciation  is provided  using the straight-line  method for financial  reporting  purposes at rates based on the following estimated useful lives:

                                                               Years

    Furniture and fixtures                                     3 - 7
    Computer equipment                                         3 - 5
    Equipment                                                  3 - 5
    Leasehold improvements                                     3 - 5
    Capitalized software                                       3 - 5

Software  developed to support the  self-replicating  Web pages used to market
telecommunication   services  and   administer   agents'   sales  and  related
commissions  has  been  capitalized  according  to  the  provisions  of  AICPA
Statement  of  Position  98-1  "Accounting  for  Costs  of  Computer  Software
Developed or Obtained for Internal Use".

Intangible Assets

Intangible  assets are stated at cost and  consist of  goodwill  and  customer databases.  Goodwill is  amortized  using the  straight-line  method over five years.  Customer databases will be amortized over five years.

Valuation of Long-Lived Assets

The  Company  assesses  valuation  of  long-lived  assets in  accordance  with
Statement of Financial  Accounting  Standards  (SFAS) No. 121,  Accounting for
the Impairment of Long-Lived  Assets and for Long-Lived  Assets to be disposed
of. The  Company  periodically  evaluates  the  carrying  value of  long-lived assets to be held and used,  including  goodwill and other intangible  assets, when events and circumstances  warrant such a review.  The carrying value of a long-lived  asset is  considered  impaired when the  anticipated  undiscounted cash flow  from such  asset is  separately  identifiable  and is less than its carrying  value.  In that event,  a loss is recognized  based on the amount by which the  carrying  value  exceeds  the fair market  value of the  long-lived asset.  Fair market value is determined  primarily using the anticipated  cash flows discounted at a rate commensurate with the risk involved.

Commissions Receivable

Commissions    receivable   represent   amounts   due   from   providers   for
telecommunication  services  used  by  subscribers.  Typically  providers  pay commissions  due to the Company  forty-five  days after the usage month-end to allow for billing and collection.

An  allowance  for  doubtful  accounts  of $0 and $25,000 at June 30, 1999 and
2000,  respectively,  has been  established  by the  Company  to  provide  for potential  uncollectible  accounts and is deemed to be adequate by  management based on historical results.

Commissions Payable

Commissions  payable represent amounts due to agents as commission  related to the usage for which the Company is due  commission  income from its providers.
It is the  Company's  policy  to pay  commissions  to its  agents  only  after
receiving  commissions  due  from  its  providers.   This  policy  results  in
approximately two months commission payable at any point in time.

Income Taxes

The  Company  uses the asset and  liability  method of  accounting  for income taxes.  Under  the  asset  and  liability  method,  deferred  tax  assets  and liabilities  are recognized for the future tax  consequences  attributable  to differences  between  the  financial  statement  carrying  amounts of existing assets and  liabilities  and their  respective tax basis.  Deferred tax assets and  liabilities are measured using enacted tax rates expected to be recovered or settled.  The effect on deferred tax assets and  liabilities of a change in tax rates is  recognized  in income in the period that  includes the enactment date.

Revenue Recognition

The Company records  commission  income when the underlying  telecommunication
service  is  rendered.   Commission  income  does  not  include  amounts  paid
separately to carriers for telecommunication services provided.

Calling  card  revenue is recorded  when the calling  cards are  shipped.  The
Company's  policy is to delay shipment of calling cards for a two-week  period after receipt of cash to allow for processing.  This delay results in deferred revenue,  which is  recorded  as a  liability  until  the  calling  cards  are shipped.  Calling  card  revenue  includes  amounts  paid  for the cost of the telecommunications services provided by third-party carriers.

Revenue  from long  distance  phone  services is recorded  when  services  are rendered.

Use of Estimates

The  preparation  of  consolidated  financial  statements in  conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates  and  assumptions  that  affect the  reported  amounts of assets and liabilities  and disclosure of contingent  assets and  liabilities at the date of the consolidated  financial statements and the reported amounts of revenues and expenses  during the reporting  period.  Actual  results could differ from those estimates.

Loss Per Share

Loss per common  share has been  computed by dividing net loss by the weighted average  number of  shares of common  stock  outstanding  during  the  period.
Shares issued in the initial  capitalization  of the Company have been treated as outstanding since inception.

Advertising Costs

Advertising  costs are expensed as incurred.  Total  advertising costs for the years ended June 30, 2000 and 1999, were $200,127 and $0, respectively.

Recently Issued Accounting Pronouncements

SFAS No. 133,  "Accounting for Derivative  Instruments and Hedging Activities"
requires  companies to record  derivatives  on the balance  sheet as assets or liabilities,  measured at fair market value.  Gains or losses  resulting  from changes in the values of those  derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge  accounting.  The key criterion  for  hedge  accounting  is that the  hedging  relationship  must be highly  effective  in  achieving  offsetting  changes  in fair  value  or cash flows.  SFAS No. 133 is effective for fiscal years  beginning  after  June 15,
2000.  Management  believes  that the  adoption  of SFAS No.  133 will have no material effect on the Company's financial statements.

In March 2000, the FASB issued FASB  Interpretation  No. 44,  "Accounting  for
Certain  Transactions  Involving  Stock  Compensation"  ("FIN 44"),  which was
effective   July  1,  2000,   except   that   certain   conclusions   in  this
Interpretation,  which cover specific  events that occur after either December
15, 1998 or January 12, 2000 are  recognized on a prospective  basis from July
1, 2000. This  Interpretation  clarifies the application of APB Opinion 25 for certain  issues  related to stock issued to  employees.  The Company  believes
its  existing  stock  based  compensation   policies  and  procedures  are  in
compliance with FIN 44, and therefore,  the adoption of FIN 44 had no material impact on the  Company's  financial  condition,  results of operations or cash flows.

In December 1999, the Securities and Exchange  Commission ("SEC") issued Staff
Accounting   Bulletin  ("SAB")  101,  which  provides   guidance  on  applying
generally  accepted  accounting  principles  to selected  revenue  recognition issues.  Management believes that the Company's revenue  recognition  policies are in accordance with SAB 101.

Note 2 - Basis of Presentation

All common  stock share  amounts have been  retroactively  adjusted to reflect the ratio of shares  issued by the  Company  in  connection  with the  reverse acquisition  of ITHC (Note 7). The ratio of shares  issued of 5,688.57  shares of the Company to each share of ITHC stock represents  54,041,397 newly issued shares and shares to be issued in  exchange  for 9,500  shares of ITHC  common stock.

All per share amounts  reflect the  37,298,444  shares the Company has a legal obligation to issue in the future in connection  with the reverse  acquisition of ITHC,  and have been treated as  outstanding  from the date of  acquisition
(Note 12).

Note 3 - Amortization of Customer Databases and Goodwill

The Company changed its method of amortizing  customer  databases and goodwill during  fiscal  2000.  Previously  the  Company  did not begin to  amortize it customer  databases  until the migration of these names into active  customers had  begun.  However,  effective  July 1, 1999 as a result of the  significant uncertainties  surrounding  the  commencement  of the migration  process,  the
Company has reflected  amortization  of these  databases over their  estimated
remaining   useful   lives  of  4.33  years   (through   November   1,  2003).
Additionally,  the Company  changed the estimated  useful live of the goodwill acquired  in  connection  with the  acquisition  of the net assets of Cognigen
Corporation  from 20 years to 5 years.  The  effects of these  corrections  on previously reported quarterly amounts was as follows:

                                               Net             Loss        Stockholders'
                                              Loss           Per Share        Equity
                                           ------------    -------------   -------------

June 30, 2000, as previously reported      $(7,933,186)    $  (.10)         $ 5,693,860

Correction to amortization expense            (332,000)       (.01)            (332,000)

June 30, 2000, as adjusted                 $(8,265,186)    $  (.11)         $ 5,361,860

The effect of this correction on previously  reported quarterly amounts was as follows:

                                               Net           Loss        Stockholders'
                                               Loss        Per Share        Equity
                                           -----------  --------------  ---------------

Three months ended  September 30, 1999,
 as reported                                $(6,262,675)  $  (.26)      $  214,896

Three months ended  September 30, 1999,
 as adjusted                                $(6,345,675)  $  (.26)      $  131,896

Three months  ended  December 31, 1999,
 as reported                                $  (339,414)  $  (.01)      $4,148,413

Three months  ended  December 31, 1999,
 as adjusted                                $  (422,414)  $  (.01)      $3,982,413

Six months ended  December 31, 1999,
 as reported                                $(6,602,089)  $  (.23)      $4,148,413

Six months ended  December 31, 1999,
 as adjusted                                $(6,768,089)  $  (.24)      $3,982,413

Three months  ended March 31, 2000,
 as reported                                $  (519,989)  $  (.01)      $3,641,291

Three months  ended March 31, 2000,
 as adjusted                                $  (602,989)  $  (.01)      $3,392,291

Nine months  ended March 31,  2000,
 as reported                                $(7,138,078)  $  (.09)      $3,641,291

Nine months  ended March 31,  2000,
 as adjusted                                $(7,371,078)  $  (.10)      $3,392,291

Note 4 - Property and Equipment

Property and Equipment consists of the following:
                                                             June 30,
                                                               2000
                                                            ----------

    Furniture and fixtures                                 $    19,063
    Computer equipment                                         137,905
    Equipment                                                  373,281
    Leasehold Improvements                                     180,996
    Software                                                   138,167
                                                           -----------
                                                               849,412
    Less accumulated depreciation                             (363,121)
                                                           -----------

           Total                                           $   486,291
                                                           ===========

Note 5 - Notes Payable

Notes payable consists of the following:
                                                                              June 30,
                                                                                2000
                                                                            -----------
8% unsecured  promissory  notes payable to a related  entity,
 principal and interest due upon maturity at July 1, 2000                    $  200,000

8% unsecured promissory note payable to a related entity,
 principal and interest due upon maturity at July 1, 2000                       310,000

Subsequent to year-end, the above notes were extended to July 1, 2001.

12% secured  promissory note payable to a related entity,
 principal and interest due upon maturity at February 12, 2001                 315,000
                                                                            ----------
                                                                               825,000
Less current portion                                                          (315,000)
                                                                            ----------

                                                                            $  510,000
                                                                            ==========

Note 6 - Capital Lease Obligations

The Company leases certain  equipment under  non-cancelable  lease agreements.
The monthly  payments  on these  leases  range from $332 to $7,227,  including interest,  and these leases expire in various years through 2003. The property under  capital  leases  as of  June  30,  2000,  has a cost  of  $266,378  and accumulated depreciation of $185,953.

The future minimum lease payments under capital leases and the net present values of the future minimum lease payments are as follows:

      Year Ending June 30,                                     Amount
      --------------------                                    -------

            2001                                             $ 114,417
            2002                                                13,024
            2003                                                 3,372
                                                             ---------
            Total                                              130,813
            Less amount representing interest                  (12,110)
                                                             ---------
            Present value of minimum lease payments            118,703
            Less current portion                              (106,551)
                                                             ---------

            Long-term capital lease obligation               $  12,152
                                                             =========

Note 7 - Income Taxes

Deferred tax  liabilities  and assets are  determined  based on the difference between the financial  statement  assets and  liabilities and tax basis assets and  liabilities  using  the tax  rates in  effect  for the year in which  the differences  occur.  The  measurement  of deferred  tax assets is reduced,  if necessary,  by the  amount  of any  tax  benefits  that,  based  on  available evidence, are not expected to be realized.

The  components  of the  provision  for income tax  expense  (benefit)  are as follows:

                                                          June 30,
                                                  ------------------------
                                                    1999            2000
                                                  ---------      ---------

   Current                                       $      -        $      -
   Deferred                                       (16,531)          16,531
                                                 --------        ---------

                                                 $ (16,531)      $  16,531
                                                 =========       =========

The  deferred  income  tax  assets  and  liabilities   result  primarily  from
differing  depreciation and amortization periods of certain assets,  provision for doubtful  accounts,  provision  for product  returns and  allowances,  net operating  loss  carryforwards  and the  recognition  of certain  expenses for financial  statement  purposes  and not  for tax  purposes.  The  Company  has approximately  $1,913,000 of net operating  loss  carryforwards,  which expire through 2020 if unused.

The net current and long-term  deferred tax  liabilities  in the  accompanying balance sheet include the following items:

                                                             June 30,
                                                               2000
                                                            ----------

   Current deferred tax asset                               $    9,325
   Current deferred tax liability                                   -
   Valuation allowance                                          (9,325)
                                                            ----------

                                                            $       -
                                                            ==========

   Long-term deferred tax asset                             $  713,487
   Long-term deferred tax liability                                 -
   Valuation allowance                                        (713,487)
                                                            ----------

                                                            $       -
                                                            ==========

Rate Reconciliation

The  reconciliation  of income tax expense  (benefit)  by applying the Federal statutory rates to the Company's effective income tax rate is as follows:

                                                                        June 30,
                                                               -----------------------
                                                                 1999            2000
                                                               -------          ------
Federal statutory rate                                           (25.0)%         (34.0)%
State tax on income, net of federal income tax benefit            (3.3)           (3.3)
Nondeductible expenses                                             3.9            28.1
Valuation allowance                                                 -              9.4
                                                               -------          ------

                                                                 (24.4)%           0.2%
                                                               =======          ======

Note 8 - Business Acquisitions

Acquisition of Customer Databases

On November 4, 1998,  ITHC acquired a customer  database of 54,034  individual subscribers from TelKiosk Inc.  (TelKiosk) in exchange for 500 (2,844,285,  as adjusted),  shares  of ITHC  common  stock,  and a  $500,000  promissory  note payable November 4, 1999 (and  subsequently  extended until July 1, 2001 as to the remaining  balance due).  TelKiosk is partially  owned by a former officer and director of ITHC. This is an electronically  archived database  containing
54,034  individual,   comma-delimited  records  of  residential  and  business
accounts  of  long  distance  telephone  subscribers  using  the  callback  or call-reorigination  system.  The  domiciles  of  these  accounts  are  located
primarily  outside  the  United  States,   including  Japan,  Italy,   France,
Argentina,  Brazil,  Spain,  Israel,  Russia  and  CIS  countries,  Guatemala,
Venezuela and  Singapore.  The  customers in the database use  primarily  U.S.
origination - foreign termination callback long distance services.

Also on  November  4,  1998,  ITHC  acquired  a  customer  database  of 41,415 individual  subscribers  from Combined  Telecommunications  Consultancy,  Ltd.
(CTC) in exchange for 1,000  (5,688,570,  as adjusted),  shares of ITHC common
stock  and  an  $800,000   promissory  note  payable  November  4,  1999  (and
subsequently  extended  until July 1, 2001 as to the  remaining  balance due).
CTC is partially  owned by a former  officer and director of ITHC.  This is an
electronically     archived    database    containing    41,415    individual,
comma-delimited  records of residential and business accounts of long distance telephone  subscribers.  The  domiciles  of  these  accounts  are all  located within  the  United  States.  Approximately  90% of  these  accounts  have  an affinity  to a  foreign  country,  and the  accounts  are held by  persons  of
Russian,  Romanian, Czech, Slovakian,  Slovenian,  Polish, Bulgarian,  German,
Japanese and Filipino national origin.

These  customer  databases  were  originally  compiled  in October  1998.  The databases  were  originally  purchased  by CTC and Telkiosk in an arm's length transaction  from an  independent  international  long  distance  reseller and
customer  base   consolidator.   The  customer   databases  were  acquired  in
connection  with  the  initial   capitalization  of  ITHC  with  the  customer
databases  being  recorded at $1,300,000  representing  predecessor  cost. The
Company's plans for the  solicitation  process are currently  underway and the
Company entered into an option  agreement with an entity formed by the sellers of its  customer  databases  (Note 13).  The  agreement  provides  that if the
Company   has  not   been   able  to   establish   at   least   5,000   active
telecommunications  subscribers from the combined databases by March 30, 2001, the entity will  repurchase the customer  databases from the Company  allowing the Company to recover its investment in these databases.

Total shares  issued in  connection  with the  acquisition  of these  customer databases and the initial  capitalization  of ITHC were 2,000  (11,377,140  as adjusted),  including  500  (2,844,285  as adjusted)  shares  issued to ITC in
connection  with  its  anticipated   backroom  support  function.   The  2,000
(unadjusted)  shares  issued were  recorded at their nominal par value ($.001)
of $20.

Cognigen Acquisition

On July 1, 1999,  ITHC entered into an agreement with Cognigen to purchase all of Cognigen's net assets.  The purchase price included  31,286,894  shares, as adjusted,  of ITHC common  stock and a $300,000  note  payable.  Additionally,
ITHC  entered  into a  four-year  employment  contract  with  the  founder  of
Cognigen,   which  provides  for  an  annual  base  salary  of  $175,000.  The transaction  was  accounted  for as a purchase.  ITHC  acquired  net assets of
$86,285 and  recorded  goodwill of $213,770.  The goodwill is being  amortized over a life of 5 years.

Reverse Acquisition

On August 20, 1999,  the Company  completed the  acquisition of all of the net assets  of ITHC in  exchange  for up to  49,041,397  shares  of the  Company's common stock. For financial statement purposes,  this business combination was accounted for as an additional  capitalization of ITHC (a reverse  acquisition in which ITHC was the accounting  acquirer).  ITHC is considered the surviving entity and the historical  financial  statements  prior to the acquisition are
those  of  ITHC.  The  15,757,047   shares   reflected  in  the  statement  of
stockholders'   equity   reflect  those  shares  of  Company's   common  stock
outstanding  immediately prior to the reverse  acquisition.  The Company's net book value prior to the  transaction was $0. The issuance of the stock must be completed  in two  closings  due to the  limited  amount of  authorized  stock available for issuance  under the  Company's  articles of  incorporation.  The first  closing  resulted  in the  issuance  of  11,742,953  shares  while  the remaining  37,298,444  shares will be issued  after the  authorized  number of shares is  increased or after a reverse  stock split is effected.  The Company issued  5,000,000  shares of the  Company's  common stock as finders'  fees in connection  with the  transaction  to unrelated  individuals.  The shares were valued  at  $1,900,000,  or $.38 per  share,  and  reported  on a net basis in additional paid-in-capital.

Additionally  on August 20,  1999,  ITHC  purchased  12,602,431  shares of the
Company's  common  stock  for  a  price  of  $190,000  from  certain  existing shareholders of the Company.  This was recorded as a charge to paid-in capital in the amount of $190,000.

The Company is the legal  survivor and changed its name to Cognigen  Networks,
Inc. in July 2000.

Cognigen Switching Acquisition

On April 15, 2000,  the Company  purchased the  outstanding  stock of Cognigen
Switching  (f.k.a.   Aquila   International   Telecommunications,   Inc.)  for
2,041,445 shares and $590,000 in previous cash advances to Cognigen  Switching for a total purchase price of $3,287,397.  This  transaction was accounted for as a purchase.  Intangible  assets  acquired  are  amortized  over five years.
The results of  operations  have been  included  from the date of  acquisition forward in the accompanying financial statements.

Purchase Price Allocation and Pro Forma Results

The  combined  aggregate  purchase  price  of  the  Company's  acquisition  of
Cognigen  Switching  $(3,287,397) and Cognigen  $(300,055) have been allocated to the  assets  acquired  and  liabilities  assumed  based on the fair  market values on the date of acquisition, as follows:

   Cash                                                     $   34,900
   Accounts receivable                                         318,521
   Property and equipment                                      205,777
   Goodwill - Cognigen                                         213,770
   Goodwill - Cognigen Switching                             3,596,164
   Deposits and other                                          103,719
   Accounts payable                                            (41,910)
   Accrued expenses                                           (408,872)
   Debt                                                       (434,617)
                                                            ----------

                                                            $3,587,452
                                                            ==========

The  following  table  depicts the  unaudited pro forma results of the Company giving effect to the Company's  two  acquisitions  in 1999 and 2000 as if they occurred  on  July  1,  1998.  The  unaudited  pro  forma  information  is not necessarily  indicative  of the results of operations of the Company had these acquisitions  occurred  at the  beginning  of the years  presented,  nor is it necessarily indicative of future results.

                                                           Years Ended
                                                             June 30,
                                                    ----------------------------
                                                      1999              2000
                                                    -----------      -----------
                                                    (unaudited)

Revenue                                             $ 1,808,939      $ 4,033,864
                                                    ===========      ===========

Net loss                                            $(1,600,073)     $(9,017,938)
                                                    ===========      ===========

Loss per share                                      $      (.05)     $      (.11)
                                                    ===========      ===========

Note 9 - Stockholders' Equity

Stock Issuances

In connection with certain ITHC executive employment  agreements 11,377,366 as adjusted  shares of ITHC stock  valued at $30,000 were issued in July 1999 for services  provided by those key employees.  In addition,  31,286,894 shares of
ITHC stock were issued in  connection  with the  acquisition  of the assets of
Cognigen (Note 7).

During  the  6  months  ended   December  31,  1999,   the  Company   received
subscriptions  for 12,489,102  shares of the Company's  common stock at prices of $0.38 per share  (11,562,302  shares) and $1.60 per share (926,800  shares)
from  various  persons.  These  shares  were  issued  by March 31,  2000.  The
Company  agreed to pay a fee of 12% of the total  proceeds  received  from the sale of the common stock to a  distributor  and issue  warrants to purchase up to a maximum of  1,500,000  shares of the  Company's  common  stock to various persons in connection  with the sales.  These warrants were valued at $347,400 based on a value of $.23 per  warrant.  This fee was  accounted  for as a cost of the sale of those  common  shares.  The  Company  paid a total of  $727,474 related to the total fee due and other expenses associated with the offering.

Stock Options

In August 1999, the Company issued  32,400,000  options  entitling the holders to purchase the Company's  common stock at $0.46 per share. The options vested immediately  and  expire  five  years  from  the  date  issued.  Most of these
options  cannot  be  exercised   until  the  Company  amends  it  articles  of
incorporation  or affects a reverse  split of its common  stock so that it has sufficient  shares  available for issuance upon the exercise of these options.
26,000,000  of  these  options  were  issued  to  non-employees   for  various
professional  services provided (of which 12,000,000 were issued to a trust of which the founder is a  beneficiary)  while the remaining  options were issued to  employees  and  directors.  The Company  has  adopted the  disclosure-only
provisions   of  Statement  of  Financial   Accounting   Standards   No.  123,
"Accounting for Stock-Based Compensation."  Accordingly,  no compensation cost has been  recognized  for the stock options issued to employees and directors.
$6,022,004  of  compensation  expense  was  recorded  in  connection  with the options  granted  to  non-employees  based  on a  value  of $.23  per  option.
Assumptions  used in the  valuation of stock  options  include  volatility  of
109%,  3-year lives,  dividend  yield of 0% and a risk-free  rate of 5.5%. The weighted  average  remaining  lives  are  2.17  years  with  weighted  average exercise prices of $.46.

The Company  has  adopted  the  disclosure-only  provisions  of  Statement  of
Financial  Accounting  Standards  (SFAS) No. 123,  "Accounting for Stock-Based
Compensation."  Accordingly,  no  compensation  cost has been  recognized  for stock options issued.  Had  compensation  cost for the Company's stock options issued  been  determined  based on the fair value at the grant date for awards consistent  with the  provisions  of SFAS No. 123, the  Company's net loss and loss per share would have been  increased to the pro forma  amounts  indicated
below:

                                                              June 30,
                                                     -------------------------
                                                        1999           2000
                                                     ---------      ----------

Net loss - as reported                                $(51,283)     $(8,265,180)
Net loss - pro forma                                  $(51,283)     $(9,777,529)
Basic loss per share - as reported                    $  (0.0)      $     (0.11)
Basic loss per share - pro forma                      $  (0.0)      $     (0.12)

Note 10 - Non-Cash Investing and Financing Activities

During the year ended June 30, 2000:

The  Company  acquired  net assets of $86,230  and  recorded  goodwill  in the amount  of  $213,770  by  issuing a note for  $300,000  in  connection  with a business acquisition (Note 8).

The Company  acquired  the  outstanding  common stock of a business by issuing
2,041,445 shares valued at $2,697,397 and paying cash of $590,000 (Note 8).

During the year ended June 30, 1999:

The  Company   issued   notes   totaling   $1,300,000   in  exchange  for  two
long-distance telephone subscriber databases valued at $1,300,000 (Note 8).

Note 11 - Operating Leases

The Company  leases  office  space under  operating  lease  agreements,  which provide for  aggregate  monthly  payments of $11,274 and expire  through March
2003.

      Year Ending June 30,                                     Amount
      --------------------                                  ----------

               2001                                             87,688
               2002                                             62,049
               2003                                             12,514
                                                            ----------

                                                            $  162,251
                                                            ==========

Rent expense under these  operating  leases totaled  $59,478 and $0 during the years ended June 30, 2000 and 1999, respectively.

Note 12 - Commitments and Contingencies

Commitments

Employment Agreements

During the year ended June 30, 2000,  the Company  entered into an  employment agreement  with  one key  employee.  This  employment  agreement  runs  over a three-year  period  starting  in  October of 1999 and  provides  for an annual salary of $125,000.  If the Company  terminates the agreement without cause it would be obligated to pay all remaining  amounts under the remaining  terms of the contract.

In August of 2000, the Company entered into additional  employment  agreements with other key employees.  Under these  agreements,  the employees are paid an annual salary ranging from $100,000 to $120,000,  receive  bonuses of $100,000 each,  which have been pre-paid and are earned prorata over the two-year terms of the agreements  and the  agreements  are subject to termination  with cause
(as defined).  If the employee  terminates  the employee's  agreement  without cause or if the Company  terminates  the  agreement  with cause,  the employee would be obligated to pay all remaining  amounts due under the remaining terms of the agreement.

Consulting Agreements

The  Company  also  has  consulting  agreements  with two  individuals,  which provide for annual  compensation  of $175,000  and  $120,000 and have terms of four and three years, respectively.

Contingencies

The Company has an  obligation to issue  37,298,444  shares of common stock in connection  with the  reverse  acquisition  described  in Note 7. The  Company also has  32,400,000  stock  options and  warrants to purchase up to 1,500,000 shares of the  Company's  common  stock  outstanding.  Currently,  the Company does not have sufficient  authorized capital to legally issue these additional common  shares.  The holders of options  and  warrants  and those  entitled to receive  shares in a second future  closing are aware of the Company's lack of
authorized  capital.   The  Company  is  using  its  best  efforts  to  obtain
shareholder  approval at a meeting of  shareholders to increase the authorized capital of the Company.  Management  does not believe this condition will have a material adverse effect as the Company's financial condition.

Note 13 - Subsequent Events

Investment in Customer Databases

In October 2000, the Company  entered into an option  agreement with an entity formed by the  sellers  of its  customer  databases  described  in Note 8. The agreement  provides  that if the  Company  has not been able to  establish  at least 5,000 active  telecommunication  subscribers from the combined databases by March 30,  2001,  the  Company  has the  option to  require  the  entity to repurchase the customer  databases from the Company in an amount not below its
original   investment  in  such  databases  through  the  forgiveness  of  any outstanding  remaining debt and accrued  interest which totaled  approximately
$604,000 at October  2000,  with the  remainder  of the balance made up by the return of Company  shares held by the sellers at the then market  value.  This agreement  was reached in an effort by  management  to protect the Company and its shareholders  interests in such customer databases.  If the transformation of at least 5,000 names into active  customers  is not reached by the Company, the  Company  will  be  able to  recover  its  original  investment  in  these databases  collectively.  Management  of  the  Company  believes  it  will  be successful in the  activation  of at least 5,000  customer  names.  Management believes that the signing of this  agreement was a positive step in protecting the investment the Company and its  shareholders  have made in acquiring these databases.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OR
                    PLAN OF OPERATION, JUNE 30, 2000 RESULTS

Overview

Prior to July 1, 1999 we were a publicly  held  shell that had no  operations.
On August 20, 1999 we acquired  all of the net assets of ITHC in exchange  for up to 49,041,397 shares of our common stock. These assets primarily  consisted of the  operating  assets of Cognigen  Corporation  that had  previously  been acquired on July 1, 1999 by ITHC.  On April 14,  2000 we  acquired  all of the stock of CST in  exchange  for  2,041,445  shares of our common  stock.  These acquisitions  transformed us into a thriving  telecommunications  company with specialties in the sale through the internet of calling  cards,  various local and long distance  services and discount circuit  switched  telecommunications services.  We also provide innovative custom designed service plans.

ITHC was  incorporated  on July 24,  1998 in  Delaware.  Since its  inception,
ITHC had  directed  its efforts  toward the  acquisition  of assets that would allow it to be engaged in direct and multilevel  agency  marketing and sale of long  distance  service and products as well as the switching and transport of voice,  fax and data telephone and internet traffic and related  services.  On
July 1,  1999,  ITHC  acquired  the net  assets  of  Cognigen  Corporation  in exchange  for 5,500  shares  of ITHC's  common  stock  and a note  payable  of
$300,000.   Cognigen   Corporation   was  actively   marketing  long  distance
telephone services over the Internet.

On July 12, 2000 we amended our Articles of  Incorporation  to change our name from Silverthorne  Production  Company to Cognigen  Networks,  Inc. Results of
Operations

Results of Operations

ITHC was a  developmental  stage  company from its  inception on July 24, 1998 through  June 30,  1999.  During this stage,  ITHC  generated  no revenues and incurred  only  minimal  operational  costs.  ITHC  focused its efforts on the pursuit of the  acquisition of business  opportunities.  On July 1, 1999, ITHC completed the  acquisition of all the net assets of Cognigen  Corporation in a transaction  accounted  for  as a  purchase.  Additionally,  in a  transaction accounted for as a reverse  acquisition,  ITHC acquired control of us. We were a non-operating  public shell  corporation.  As no operations existed for ITHC for the year ended June 30, 1999, no meaningful comparisons can be made.

For  purposes  of  this  Management's  Discussion  and  Analysis  or  plan  of operations,  we believe that a discussion  regarding  the major  components of our  results of  operations  for the year ended June 30,  2000 will  provide a more meaningful basis for analysis.

Fiscal Year Ended June 30, 2000

Total  revenue  for the  year  ended  June  30,  2000  was  $3,779,713,  which consisted  of  $1,138,165  of prepaid  calling  card  revenue,  and  marketing commissions  of  $2,598,008  related  to  commissions  received  for  sales of telecommunication  products  through links  provided from our web site.  These revenue  streams were  acquired in  connection  with the Cognigen  Corporation acquisition.  We also  generated  other  revenue  of  $63,540,  which  relates
primarily  to  long  distance   telecommunication  revenue  generated  through
callback services for two and a half months from our acquisition of CST.

Our operating  costs consist of prepaid cards and pins of $950,727  related to the cost of service  provided by third party carriers.  Marketing  commissions
of  $1,657,195   are   commissions   paid  to  agents   associated   with  the
telecommunications  product sales  commissions  received by us through our web site links.

Selling,  general and  administrative  (SG&A) expenses were $8,734,444 for the year ended June 30,  2000.  Non-cash  stock based  compensation  of charges of
$6,052,004  are  included in SG&A  expenses and are related to stock issued to employees  for  services  valued  at  $30,000  and  stock  options  issued  to non-employees  for  services  valued at  $6,022,004  using  the  Black-Scholes option  pricing  model.  The  remainder of SG&A  expenses  includes  salaries, consulting and other  professional  fees,  travel and related costs, and rents
for  our  three   offices.   Our   management   believes   that  our   current
infrastructure  can  support  increases  in  capacity  of two to  three  times current  sales levels  without  having to add  significant  additional  costs.
There can be no assurances that we will not incur significant  additional SG&A costs as a result of future growth.

Depreciation  and  amortization  was $561,510 for the year ended June 30, 2000 and consists of  depreciation  on furniture and  telecommunications  equipment and  amortization  of  goodwill.  These  costs  are a  direct  result  of  our business acquisitions during the year.

Interest  expense was $144,492  for the year ended June 30, 2000  resulting in an  increase  from  June 30,  1999 of  $76,678,  which is a direct  result  of additional debt assumed in our business acquisitions during the year.

Fiscal Year Ended June 30, 1999

During the  fiscal  year ended  June 30,  1999,  we engaged in no  significant operations  other than the search for, and  identification  and evaluation of, possible  acquisition  candidates.  No revenue  was  received by us during the fiscal  year.  We realized a net loss of $51,283  during the fiscal year ended
June 30, 1999.

Liquidity and Capital Resources

We have funded our  operations to date from the sale of common stock.  At June
30, 2000 we had cash and cash  equivalents of $717,344 and working  capital of
$654,152.

Cash used by us for operating  activities  during the year ended June 30, 2000 was  $2,167,135.  Additional  sources  and uses of cash  during the year ended
June 30, 2000 include net proceeds of $5,140,087  from stock  issuances,  debt and capital lease payments of  $1,090,914,  capital  expenditures  of $400,594 and acquisition  costs of $745,100  related to businesses  acquired during the year.

We currently  have three notes payable and various  capital  leases with total outstanding  balances of $943,703 at June 30,  2000.  Two of the notes are due
July 1, 2001 and one is due February 12, 2001.  We have  maturities of capital leases and notes payable of $421,551 required during the next twelve months

Cash generated from  operations was not sufficient to meet our working capital requirements  for the year ended June 30, 2000,  and may not be  sufficient to meet  our  working  capital  requirements  for the  foreseeable  future.  As a result,  we are exploring  various bridge financing and/or  additional  equity
financing  to  meet  current  operating   requirements  until  operations  can
generate  sufficient  cash  to  become  self  sustaining.   There  can  be  no
assurances that we will be able to secure  additional debt or equity financing or that  operations  will produce  adequate cash flows to allow us to meet all of our future obligations.

We have no significant planned capital  expenditures  covering the next twelve months.

We maintain two customer databases  containing  archived names with historical records of long distance  telecommunication  service users, to which we intend to devote  substantial  efforts  during the next  twelve  months to  transform these names into active CST customer  accounts.  We have been in  negotiations with a telemarketing  firm to assist in the transformation of these names into active accounts.  We anticipate an initial cost of  approximately  $93,000 for these  telemarketing  services and have  received a verbal  commitment  from a third party to assist in funding these telemarketing costs, as necessary.

We have also entered into an option agreement with a joint venture  consisting of the  sellers of the  customer  databases,  which  provides  that if certain targeted levels of active  customers cannot be transformed from the databases, our  original  investment  in these  databases  will be  refunded  through the forgiveness of the remaining debt  outstanding and the return of our shares to
us.  We  believe   this   agreement  is  a  major  step  in   protecting   the
recoverability of the our original investment in these databases.

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

The Board of Directors
Inter-American Telecommunications
 Holding Corporation
Seattle, Washington

We have audited the accompanying  consolidated balance sheet of Inter-American
Telecommunications  Holding  Corporation (a  development  stage company) as of
June 30, 1999, and the related  consolidated  statements of  operations,  cash flows,  and  changes in  stockholders'  equity for the period  from  inception
(July 24, 1998)  through June 30, 1999.  These  financial  statements  are the responsibility of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  includes  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  includes   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects,  the consolidated  financial position of Inter-American
Telecommunications   Holding   Corporation  as  of  June  30,  1999,  and  the
consolidated  results of its  operations,  its cash  flows and its  changes in stockholders'  equity for the period from  inception  (July 24, 1998)  through
June 30, 1999 in conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000
(except for Note 7 which
is dated February 10, 2000)

                                                         /s/Comiskey & Company
                                                            Comiskey & Company
                                                      PROFESSIONAL CORPORATION

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION

                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                           Consolidated Balance Sheet
                                  June 30, 1999

                                     Assets
Other assets
  Goodwill .............................................................   $         5
  Deferred tax .........................................................        16,531
  Customer lists .......................................................     1,300,015
                                                                           -----------

Total assets ...........................................................   $ 1,316,551
                                                                           ===========

                      Liabilities and Stockholders' Equity

Current liabilities
  Interest payable .....................................................   $    67,814
  Notes payable - related parties ......................................       700,000
                                                                           -----------
   Total current liabilities ...........................................       767,814

Notes payable - related parties, due in more than one year .............       600,000

Stockholders' equity
  Common stock; $0.01 par value, 10,000 shares authorized;  2,000 shares
   (11,377,137 shares, as adjusted) issued and outstanding .............            20
  Deficit accumulated during the development stage .....................       (51,283)
                                                                           -----------
                                                                               (51,263)
                                                                           -----------

Total liabilities and stockholders' equity .............................   $ 1,316,551
                                                                           ===========

                See notes to consolidated financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION

                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                      Consolidated Statement of Operations
         For the Period July 24, 1998 (Inception) through June 30, 1999

Revenue ........................................   $       --

Interest expense ...............................         67,814

Loss before income taxes .......................        (67,814)

Income tax benefit .............................         16,531
                                                   ------------

Net loss .......................................   $    (51,283)
                                                   ============

Basic and diluted earnings per share ...........   $      (0.01)
                                                   ============

Weighted average shares outstanding, as adjusted     11,377,137
                                                   ============

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION

                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                      Consolidated Statement of Cash Flows
         For the Period July 24, 1998 (Inception) through June 30, 1999

Cash flows from operating activities
  Net loss .............................................................   $(51,283)
                                                                           --------
  Adjustments  to reconcile net income to net cash flows from  operating activities
   Deferred tax benefit ................................................    (16,531)
   Changes in assets and liabilities
     Interest payable ..................................................     67,814
                                                                           --------
                                                                             51,283
                                                                           --------
      Net cash flows from operating activities .........................       --
                                                                           --------

Cash flows from investing activities
      Net cash flows from investing activities .........................       --
                                                                           --------

Cash flows from financing activities
      Net cash flows from financing activities .........................       --
                                                                           --------

Net change in cash .....................................................       --

Cash and cash equivalents, beginning of period .........................       --
                                                                           --------

Cash and cash equivalents, end of period ...............................   $   --
                                                                           ========

                See notes to consolidated financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION

                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

            Consolidated Statement of Changes in Stockholders' Equity
         For the Period July 24, 1998 (Inception) through June 30, 1999

Common stock issued for
 intangible assets, November
 4, 1998 ...................   $11,377,137   $        20   $        --    $        20

Net loss for the period July
 24, 1998 to June 30, 1999 .          --            --         (51,283)       (51,283)
                                ----------   -----------   -----------    -----------

Balance, June 30, 1999 .....    11,377,137   $        20   $   (51,283)   $   (51,263)
                                ==========   ===========   ===========    ===========

                See notes to consolidated financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION

                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 1 - Summary of  Significant  Accounting  Policies and  Organization  and
Presentation

Description of Business and Operations

Inter-American   Telecommunications   Holding   Corporation   ("ITHC"  or  the
"Company") was  incorporated  in the state of Delaware on July 24, 1998.  ITHC was  organized  for the purpose of  consolidating  the  operations  of certain
enterprises   engaged  in  the  commerce  and  transmission  of  domestic  and international long distance telephone and related services.

During the period  ended June 30,  1999,  ITHC  acquired  customer  lists from
Telkiosk,  Inc.  ("Telkiosk")  and  Combined  Telecommunications  Consultancy,
Ltd.   ("CTC")   that  will  be  utilized   to  build  a  customer   base  for
telecommunication  sales.  These companies were unrelated to ITHC prior to the transaction.  As a  result  of these  transactions,  Telkiosk  and CTC  became shareholders of the Company.  On November 4, 1998, in a transaction  accounted for as a purchase,  the Company issued  2,844,285  common shares (as adjusted)
to  acquire   Inter-American   Telecommunications   Corporation   ("ITC"),  an
unrelated,  inactive  corporation  with no assets or  liabilities.  The shares were  valued  at an  aggregate  consideration  of $5,  which was  recorded  as goodwill.  ITC  will  provide  backroom  support  services  for the  Company's operations.  On July 1, 1999,  ITHC acquired all of the assets and liabilities
of   Cognigen   Corporation,   an   on-line   marketer   of   a   variety   of
telecommunications services; see Note 7.

As of June 30,  1999,  the Company is in the  development  stage as defined in
Statement of Financial  Accounting  Standards No. 7 - Accounting and Reporting
by  Development  Stage  Enterprises.  Since its  inception,  the  Company  has geared its efforts  toward the  acquisition of assets that will allow it to be engaged in direct and  multilevel  agency  marketing and sale of long distance service and products as well as the switching and transport of voice,  fax and data telephone and Internet  traffic and related  services.  At June 30, 1999, operations had not commenced.

Customer Lists

Customer  databases acquired for debt have been recorded at the face amount of the debt  issued in the  acquisition.  Customer  databases  will be  amortized into income over a period not to exceed 3 years from the migration date.

Long Lived Assets

The Company  assesses  its  long-lived  assets for  impairment  on a quarterly basis.  Impairment is considered  possible when  management's  projections  of future cash flows to be derived from the  long-lived  assets are less than the carrying  amount  of the  asset.  Impairment  is  recorded  as the  difference between the  carrying  amount of the asset and the present  value of projected future cash flows using the Company's incremental borrowing rate.

Income Taxes

The  Company  accounts  for  income  taxes in  accordance  with  SFAS No.  109
"Accounting  for  Income  Taxes"  which  requires  that  deferred  income  tax expenses be provided  based upon  estimated  future tax effects of differences
between  the  carrying   amounts  of  assets  and  liabilities  for  financial
reporting  purposes and the amounts  used for income tax  purposes  calculated based upon provisions of enacted tax laws.

Financial Instruments

Unless  otherwise  indicated,  the  fair  value  of all  reported  assets  and liabilities,  which represent  financial  instruments  (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The  preparation  of the Company's  financial  statements  in conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates and assumptions  that affect the amounts reported in these financial statements  and  accompanying  notes.  Actual  results could differ from these estimates.

Loss Per Share

Loss per common  share has been  computed by dividing net loss by the weighted average  number of  shares of common  stock  outstanding  during  the  period.
Shares issued in the initial  capitalization  of the Company have been treated as outstanding since inception.

Principles of Consolidation

The  accompanying  financial  statements  include  all of the  accounts of the
Company and its wholly  owned  subsidiary,  Inter-American  Telecommunications
Corporation,  an  inactive  corporation  with no  assets or  liabilities.  All intercompany amounts have been eliminated in consolidation.

Stockholders' Equity

As more  fully  explained  in  footnote  8 to the  financial  statements,  the
Company engaged in a reverse  acquisition by Silverthorne  Production  Company whereby the Company  received or will receive at the second closing a total of
54,041,397  newly  issued  Silverthorne  common  shares.  The  effect  of  the transaction  is  presented  in  the  accompanying  financial  statements  as a pro-rata  restatement  of ITHC common  shares  outstanding.  Unless  otherwise indicated,  all ITHC common  share and per- share  amounts in these  financial statements  have been  restated  to  reflect a 5,688.57  to 1 increase  in the number of common shares outstanding.

Newly Issued Accounting Pronouncements

In June 1998,  the FASB  issued FAS 133,  Accounting  for  Certain  Derivative
Instruments and Certain Hedging Activities,  which establishes  accounting and
reporting   standards  for  all   derivative   instruments   and  for  hedging
activities.  FAS 133 requires that an entity  measure all  derivatives at fair value and recognize  those  derivatives as either assets or liabilities on the balance  sheet.  The change in a  derivative's  fair value is  generally to be recognized in current  period  earnings.  However,  if certain  conditions are met, a derivative may be specifically  designated as a hedge of an exposure to changes in fair value,  variability of cash flows, or certain foreign currency exposures.  Based on the hedge  designation,  special hedge  accounting  rules allow the  derivative's  change in value to be  recognized  either in  current period  earnings,  together  with the  offsetting  change in value of the risk being  hedged,  or, to the extent  the hedge is  effective,  in  comprehensive income and  subsequently  reclassified  into  earnings  when the  hedged  item affects earnings.

FAS 133, as amended by FAS 137, is effective  for all fiscal  years  beginning after June 15, 2000 (calendar year 2001), with early adoption  permitted.  The
Company  does  not  currently  use  derivatives  for  trading  or  speculative purposes  or for  hedging and does not  anticipate  that the  adoption of this standard will have a significant impact on its operating results.

Note 2 - Statements of Cash Flows

There  were no cash  payments  made  for  interest  or  income  taxes in 1999.
Non-cash investing and financing activities consisted of the following:

Issuance of promissory notes   $ 1,300,000
Issuance of common stock ...            20
Purchase of customer lists .    (1,300,015)
Goodwill ...................            (5)

Note 3 - Long-term Debt

At June 30,  1999,  the Company  had the  following  notes  payable to related parties:

                                                         Current    Long-Term
                                                         --------   --------

8% unsecured promissory note payable to Telkiosk, with
 principal and interest due upon maturity at November 4,
 1999, partially refinanced to July 1, 2000 ..........   $200,000   $300,000

8% unsecured promissory note payable  to  CTC, with
 principal and interst due upon maturity at November 4,
 1999, partially refinanced to July 1, 2000 ..........    500,000    300,000
                                                         --------   --------

                                                         $700,000   $600,000
                                                         ========   ========

Note 4 - Income Taxes

The Company  computes and records taxes payable  based upon  determination  of taxable income,  which is different from pre-tax  financial  statement income.
Such differences  arise from the reporting of financial  statement  amounts in different  periods for tax purposes.  The timing  differences  are a result of different accounting methods being used for financial and tax reporting.

The  Company's  total  deferred  tax assets,  deferred  tax  liabilities,  and deferred tax valuation allowance at June 30, 1999 are as follows:

      Deferred tax assets
Non-benefited tax losses and credits   $16,531
Valuation ..........................      --
                                       -------

Net deferred tax asset .............   $16,531
                                       =======

The provision for income taxes was different  than the amount  computed  using the statutory income tax rate for the reasons following:

      Tax computed at statutory rate
State taxes ........................   $10,172
Valuation allowance ................     6,359
                                       -------

Income tax benefit .................   $16,531
                                       =======

Note 5 - Commitments and Contingencies

Presentation as a Going Concern

The Company is in the  development  stage and at June 30, 1999,  had no liquid assets with which to satisfy its  acquisition  liabilities and ongoing working capital  commitments.  After  year-end,  as  discussed  in Note 8, the Company
acquired  a  controlling  interest  in  Silverthorne   Production  Company,  a
publicly  traded  shell  company.  Between  September  and  December  of 1999,
Silverthorne  Production  Company raised a total of $5.85 million  through the sale of its common  stock,  the  proceeds of which will be used to fund ITHC's operating  capital  requirements,  as  well  as  to  make  additional  planned acquisitions.

Note 6 - Related Party Transactions

Acquisition of Customer Databases

On November 4, 1998,  ITHC acquired a customer  database of 54,034  individual subscribers  from Telkiosk in exchange for  2,844,285,  as adjusted  shares of
ITHC  common  stock,  plus  a cash  payment  of  $500,000  in  the  form  of a promissory  note payable  November 4, 1999 (and  subsequently  extended  until
July 1, 2000 as to the remaining $300,000 balance due).  Telkiosk is partially owned by Peter  Tilyou,  a former  officer and  director  of ITHC.  This is an
electronically     archived    database    containing    54,034    individual,
comma-delimited  records of residential and business accounts of long distance telephone  subscribers using the callback or  call-reorigination  system.  The domiciles of these accounts are located  primarily  outside the United States, including Japan, Italy, France,  Argentina,  Brazil, Spain, Israel, Russia and
CIS  countries,  Guatemala,  Venezuela  and  Singapore.  The  customers in the database use primarily U.S.  origination - foreign  termination  callback long distance services.

Also on  November  4,  1998,  ITHC  acquired  a  customer  database  of 41,415 individual subscribers from CTC in exchange for 5,688,570,  as adjusted shares of  ITHC  common  stock  plus a cash  payment  of  $800,000  in the  form of a promissory  note payable  November 4, 1999 (and  subsequently  extended  until
July 1, 2000 as to $300,000 of the remaining  balance  due).  CTC is partially owned by Peter  Tilyou,  a former  officer and  director  of ITHC.  This is an
electronically     archived    database    containing    41,415    individual,
comma-delimited  records of residential and business accounts of long distance telephone subscribers.  The domiciles of these accounts are all located within the United States.  Approximately  90% of these accounts have an affinity to a foreign  country,  and the accounts are held by persons of Russian,  Romanian,
Czech, Slovakian,  Slovenian, Polish, Bulgarian, German, Japanese and Filipino
national origin.

Migration  of  customers  will  commence  when  the  solicitation  process  is complete.  The lists were originally purchased by CTC and Telkiosk in an arm's length  transaction from an independent  international  long distance reseller and customer  base  consolidator.  The purchase  price to ITHC was  determined with respect to amounts paid or payable to the original seller of the lists.

Note 7 - Subsequent Event

Acquisition of Cognigen Corporation

On  July  1,  1999,  the  Company  entered  into an  agreement  with  Cognigen
Corporation  ("Cognigen") to purchase all of Cognigen's  assets.  The purchase price  included  31,286,894,  as adjusted  shares of ITHC common stock,  and a
$300,000  note  payable due October 1, 1999.  The  agreement  also calls for a four-year  employment  contract  between the Company and Kevin  Anderson,  the founder of Cognigen with an annual base salary of $175,000.  Mr.  Anderson was not  previously  affiliated  with  ITHC  prior to the  acquisitions,  and will continue with the Company and will perform  functions  equivalent to that of a chief operating officer.  The agreement also calls for the Company to expend a total  of  $600,000  over a  three-year  period  on  business  expansion.  The transaction will be accounted for as a purchase.

The following Pro Forma combined condensed financial  information reflects the acquisition  of Cognigen as if it occurred as of July 24, 1998 (the  beginning of the period).

Total assets ...............   $ 1,923,583
Total liabilities ..........     1,982,914
Stockholders' equity .......       (59,331)

Revenues ...................     1,807,401
Net loss ...................       (37,049)
Loss per adjusted share ....        (0.003)

Acquisition of controlling interest in Silverthorne Production Company

On August  20,  1999,  pursuant  to a Stock  Purchase  and  Asset  Acquisition
Agreement  by and  among  Silverthorne  Production  Company  ("Silverthorne"), certain shareholders of Silverthorne,  and the Company,  ITHC acquired a total of 24,345,384  shares,  or  approximately  58%, of the  outstanding  and to be issued  shares of common stock of  Silverthorne  in exchange for all of ITHC's assets and liabilities.  In a second closing which is to occur after a meeting
of  the  shareholders  of  Silverthorne,   ITHC  will  receive  an  additional
37,298,444  Silverthorne  common  shares.  Silverthorne  is a publicly  traded shell  company with no assets or  liabilities  prior to the  transaction  with
ITHC as described herein.

Of the shares  acquired in August,  11,742,953  were  acquired  directly  from
Silverthorne and 12,602,431 shares were acquired from certain  shareholders of
Silverthorne  in  exchange  for  $190,000 in cash and  1,706,571,  as adjusted shares of ITHC common stock.

The  transaction  will be accounted  for as a reverse  acquisition,  with ITHC being the accounting  acquirer of Silverthorne.  Unless  otherwise  indicated, all share and per share amounts in the accompanying  financial statements have been  restated  to  reflect  the  issuance  by  Silverthorne  of  a  total  of
54,041,397 common shares to ITHC in the transaction,  which equates to a total of 5,688.57 shares of Silverthorne for each outstanding common share of ITHC.

Shares Issued for Employment Agreements

On  July  22,  1999  ITHC  executed  one-year  employment  agreements  for the positions  of Chief  Operating  Officer  ("COO") and Chief  Financial  Officer
("CFO").  Included in these agreements were the rights to receive  11,377,366, as adjusted  shares of ITHC common stock in  consideration  of past  services.
On July 22,  1999,  shares were issued and have been valued at $30,000 or .003 per share (as adjusted), which approximated market value at the date of issue.

Aquila Agreement

On July 22, 1999,  ITHC entered into a three-year  carrier  service  agreement with  Aquila  International  Telecommunications,  Inc.  ("Aquila"),  a company partially  owned by Jimmy  Boswell  and David G.  Lucas who are  officers  and directors  of the  Company.  ITHC  provided an advance  payment of $400,000 in connection with this agreement.

In  January  2000,  Silverthorne  entered  into a letter of intent to  acquire
Aquila,  subject  to  the  execution  of  a  definitive  agreement  and  other conditions.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Cognigen Corporation
Seattle, Washington

We have audited the accompanying  balance sheets of Cognigen Corporation as of
June 30, 1999 and 1998,  and the  related  statements  of income and  retained earnings,  and cash flows for each of the years then  ended.  These  financial
statements  are  the   responsibility   of  the  Company's   management.   Our
responsibility  is to express an opinion on these financial  statements  based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  includes  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  includes   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects,  the financial  position of Cognigen  Corporation as of
June 30, 1999 and 1998,  and the results of its  operations and its cash flows for  each of the  years  then  ended in  conformity  with  generally  accepted accounting principles.

Denver, Colorado
January 20, 2000

                                                         /s/Comiskey & Company
                                                            Comiskey & Company
                                                      PROFESSIONAL CORPORATION

                              COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                                 Balance Sheets

                                                                        June 30,
                                                                 ----------------------
                                                                   1999          1998
                                                                 ---------    ---------
                                     Assets
Current assets
  Cash and cash equivalents ..................................   $  21,248    $  14,390
  Commissions receivable .....................................     279,507       19,956
  Inventory ..................................................      25,076       38,301
  Prepaid excise taxes .......................................         752        1,149
                                                                 ---------    ---------
   Total current assets ......................................     326,583       73,796
                                                                 ---------    ---------

Equipment - at cost
  Telephone system ...........................................       3,035         --
  Computers ..................................................      17,804         --
  Furniture ..................................................         790         --
  Capitalized software .......................................     125,000      125,000
                                                                 ---------    ---------
                                                                   146,629      125,000
  Less accumulated depreciation ..............................     (67,273)     (37,500)
                                                                 ---------    ---------
                                                                    79,356       87,500
                                                                 ---------    ---------

Other assets
  Deferred income tax asset ..................................          74        2,718
  Deposits ...................................................       1,500         --
                                                                 ---------    ---------
                                                                     1,574        2,718
                                                                 ---------    ---------

Total assets .................................................   $ 407,513    $ 164,014
                                                                 =========    =========

                      Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable ...........................................   $   1,024    $    --
  Commissions payable ........................................     184,268       40,346
  Deferred revenue ...........................................      71,763       31,451
  Income taxes payable .......................................      13,770        2,032
  Payroll taxes payable ......................................      50,403       22,918
                                                                 ---------    ---------
   Total current liabilities .................................     321,228       96,747
                                                                 ---------    ---------

Stockholders' equity
  Common stock; $0.01 par value, 100,000 shares authorized;
   91,000 shares issued and outstanding ......................         910          910
  Additional paid-in capital .................................     124,100      124,100
  Retained deficit ...........................................     (38,725)     (57,743)
                                                                 ---------    ---------
   Total stockholders' equity ................................      86,285       67,267
                                                                 ---------    ---------

Total liabilities and stockholders' equity ...................   $ 407,513    $ 164,014
                                                                 =========    =========

                See notes to consolidated financial statements.

                              COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                   Statements of Income and Retained Earnings

                                                    For the Years Ended
                                                         June 30,
                                               --------------------------
                                                   1999           1998
                                               -----------    -----------
Revenues
  Commission income ........................   $   765,416    $   615,090
  Calling card sales .......................     1,041,985        237,113
                                               -----------    -----------
                                                 1,807,401        852,203
                                               -----------    -----------

Cost of revenues
  Commissions ..............................       553,086        409,657
  Calling card cost of revenue .............       679,864        110,268
                                               -----------    -----------
                                                 1,232,950        519,925
                                               -----------    -----------

Gross profit ...............................       574,451        332,278

Selling, general and administrative expenses       541,051        381,885
                                               -----------    -----------

Income (loss) before income taxes ..........        33,400        (49,607)

Provision for income taxes .................        14,382         (1,918)
                                               -----------    -----------

Net income (loss) ..........................        19,018        (47,689)

Retained deficit
  Balance, beginning of the year ...........       (57,743)       (10,054)
                                               -----------    -----------

Balance, end of year .......................   $   (38,725)   $   (57,743)
                                               ===========    ===========

Basic earnings per share ...................   $       .21    $      (.52)
                                               ===========    ===========

                See notes to consolidated financial statements.

                             COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                            Statements of Cash Flows

                                                            For the Years Ended
                                                                  June 30,
                                                           ----------------------
                                                             1999         1998
                                                           ---------    ---------
Cash flows from operating activities
  Net income (loss) ....................................   $  19,018    $ (47,689)
                                                           ---------    ---------
  Adjustments to reconcile net income to net cash
   provided by operating activities
   Depreciation ........................................      29,773       25,000
   Deferred income taxes ...............................       2,644       (2,718)
   Changes in assets and liabilities
     Commissions receivable ............................    (259,551)      58,824
     Inventory .........................................      13,225      (38,301)
     Prepaid excise taxes ..............................         397       (1,149)
     Deposits ..........................................      (1,500)        --
     Accounts payable ..................................       1,024         (579)
     Commissions payable ...............................     143,922      (20,783)
     Deferred revenue ..................................      40,312       31,451
     Income taxes payable ..............................      11,738          800
     Payroll taxes payable .............................      27,485       22,918
                                                           ---------    ---------
                                                               9,469       75,463
                                                           ---------    ---------
      Net cash provided by operating activities ........      28,487       27,774
                                                           ---------    ---------

Cash flows from investing activities
  Acquisition of equipment .............................     (21,629)        --
                                                           ---------    ---------
      Net cash used by investing activities ............     (21,629)        --
                                                           ---------    ---------

Cash flows from financing activities
      Net cash provided by financing activities ........        --           --

Net increase in cash ...................................       6,858       27,774

Cash and cash equivalents, beginning of year ...........      14,390      (13,384)
                                                           ---------    ---------

Cash and cash equivalents, end of year .................   $  21,248    $  14,390
                                                           =========    =========

                See notes to consolidated financial statements.

                              COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements

Note 1 - Summary of  Significant  Accounting  Policies and  Organization  and
Presentation

Description of Business and Operations

Cognigen Corporation,  previously Cognigen Communications, was incorporated in the  state of  Nevada  in  February  1998.  Cognigen's  predecessor,  Cognigen
Communications,  was  incorporated  in the  state of  California  in  February
1997.  All  references  to the  "Company"  or  "Cognigen"  refer  to  Cognigen
Corporation and include its predecessor.  Cognigen is an on-line marketer of a variety of telecommunication services.

Telecommunication  services  that are offered for sale include  both  domestic
and  international  long  distance,   international   callback  service,  high
bandwidth  web hosting  service,  IP  telephony  service  and prepaid  calling
cards.   Services   other  than   prepaid   calling   cards  are  provided  by
telecommunication  companies with which  Cognigen has on-going  relationships.
Commissions  are  paid to  Cognigen  based  on the  sale  and  usage  of these telecommunication  services.  The  commission  rates vary among the providers.
Calling cards are purchased  from various  vendors at a discount from the face value. Revenue is generated upon the sale of the calling cards.

Cognigen  services are marketed via a network of over thirty  thousand  agents worldwide.  Each  agent  has a  personalized  Web  page  that is  accessed  by customers and  potential  customers  looking for lower cost  telecommunication services.  Commissions  are paid on a sliding  scale to agents on both  direct and downlink sales.

Revenue Recognition

The Company records  commission  income when the underlying  telecommunication
service  is  rendered.   Commission  income  does  not  include  amounts  paid
separately to carriers for telecommunication services provided.

Calling  card  revenue is recorded  when the calling  cards are  shipped.  The
Company's  policy is to delay shipment of calling cards for a two-week  period after receipt of cash to allow for processing.  This delay results in deferred revenue,  which is recorded as liability  until the calling cards are shipped.
Calling   card   revenues   include   amounts   paid   for  the  cost  of  the
telecommunication services provided by third-party carriers.

General  and  administrative  expenses  are  charged as  incurred  to periodic income.

Statement of Cash Flows

For the purpose of the  statement  of cash flows,  the Company  considers  all highly liquid debt  instruments  purchased with an original  maturity of three months or less to be cash equivalents.

Commissions Receivable

Commissions    receivable   represent   amounts   due   from   providers   for
telecommunication  services  used  by  subscribers.  Typically  providers  pay commissions  due to  Cognigen  forty-five  days  after the usage  month end to allow for billing and collection.

No allowance for doubtful  accounts has been established by the Company and no bad debt expense has been recorded in either 1998 or 1999.

Inventory

Inventory  consists of prepaid  calling cards held for resale and is valued at the lower of cost or market.  Calling  cards are  purchased  from a variety of vendors at a discount from the face value.  Excise tax of 3% of the face value is paid at the time of  purchase.  When the calling  card is sold,  the excise tax is collected and offset against the prepaid excise tax.

Property and Equipment

Property  and  equipment  is  stated  at  cost  and   depreciated   using  the
straight-line method over the following estimated useful lives:

      Telephone system                                        5 years
      Computers                                               3 years
      Furniture                                               5 years
      Capitalized software                                    5 years

Software  developed to support the  self-replicating  Web pages used to market
telecommunication   services  and   administer   agents'   sales  and  related
commissions  has  been  capitalized  according  to  the  provisions  of  AICPA
Statement  of  Position  98-1  "Accounting  for  Costs  of  Computer  Software
Developed or Obtained for Internal  Use".  Such  software was  contributed  in exchange for stock in the Company in February 1997.

Commissions Payable

Commissions  payable represent amounts due to agents as commission  related to the usage for which the Company is due  commission  income from its providers.
It is  the  Company's  policy  to pay  commission  to its  agents  only  after
receiving   commission  due  from  its  providers.   This  policy  results  in
approximately two months commission payable as of each year-end.

Income Taxes

The  Company  accounts  for  income  taxes in  accordance  with  SFAS No.  109
"Accounting  for  Income  Taxes"  which  requires  that  deferred  income  tax expenses be provided  based upon  estimated  future tax effects of differences
between  the  carrying   amounts  of  assets  and  liabilities  for  financial
reporting  purposes and the amounts  used for income tax  purposes  calculated based upon provisions of enacted tax laws.

Concentration of Credit Risk

The Company sells the telecommunication  services of various providers.  Based on the sales  efforts of the  Company's  agents,  a  concentration  of revenue and/or  receivables  can arise at various times. As of June 30, 1999 and 1998,
commissions   receivable   from   two   providers   comprised   64%  and  95%,
respectively,  of the total  commissions  receivable.  For the year ended June
30, 1998, 97% of commission  income was generated  from one provider.  For the year ended June 30, 1999, this provider's  proportionate  share of revenue had decreased to 21%, while a new provider contributed 42% of the total revenue.

Financial Instruments

Unless  otherwise  indicated,  the  fair  value  of all  reported  assets  and liabilities,  which represent  financial  instruments  (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The  preparation  of the Company's  financial  statements  in conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates and assumptions  that affect the amounts reported in these financial statements  and  accompanying  notes.  Actual  results could differ from these estimates.

Earnings Per Share

The Company has adopted  Statement of Financial  Accounting  Standards No. 128
Earnings per Share"  (SFAS No. 128) that  requires  the  calculation  of basic earnings  per common  share,  which is computed by dividing  net income by the weighted  average  number of shares of common  stock  outstanding  during  the period,  and diluted  earnings per common share,  which is computed  using the
weighted   average   number  of  shares  of  common  stock  and  common  stock
equivalents.

Note 2 - Statements of Cash Flows

There were no cash  payments  made for interest or income taxes in either 1999 or 1998.

Note 3 - Income Taxes

The Company  computes and records taxes payable  based upon  determination  of taxable income,  which is different from pre-tax  financial  statement income.
Such differences  arise from the reporting of financial  statement  amounts in different  periods for tax purposes.  The timing  differences  are a result of different accounting methods being used for financial and tax reporting.

The components of income tax expense (benefit) are:

                                         June 30,
                                   --------------------
                                     1999        1998
                                   --------    --------

Taxes currently payable ........   $ 11,738    $    800
Change in deferred tax assets ..      2,644      (2,718)
                                   --------    --------

                                   $ 14,382    $ (1,918)
                                   ========    ========

The  Company's  total  deferred  tax assets,  deferred  tax  liabilities,  and deferred tax valuation allowance at June 30, 1999 and 1998 are as follows:

                                                June 30,
                                            ---------------
                                             1999     1998
                                            ------   ------
Deferred tax assets
  Deductible temporary differences ......   $   74   $ --
  Non-benefited tax losses and credits ..     --      2,718
                                            ------   ------
  Total deferred tax assets .............       74    2,718
                                            ------   ------

Net deferred tax assets .................   $   74   $2,718
                                            ======   ======

The provision for income taxes was different  than the amount  computed  using the statutory income tax rate for the reasons following:

                                            June 30,
                                      -----------------
                                        1999      1998
                                      -------   -------

Tax computed at statutory rate ....   $ 5,010   $(7,441)
State taxes .......................     5,744      --
Other, non-deductible expenses ....     3,628     5,523
                                      -------   -------

Provision for income taxes ........   $14,382   $(1,918)
                                      =======   =======

Note 5 - Commitments and Contingencies

The Company  leases  certain  office space under an operating  lease  expiring
September  30, 1999 with monthly  payments of $900 and an option to renew on a month-to-month  basis at $945 per month.  Total  expense  for the years  ended
June 30, 1999 and 1998 was $7,815 and $0, respectively.

The Company is not involved in any lawsuits or litigation.

Note 6 - Related Parties

Prior to October 1, 1998,  the  corporate  offices of the Company  were in the personal residence of the two of the Company's directors.  No rent was charged for the use of the space.

Note 7 - Subsequent Event

On July 1, 1999,  the Company  entered into an agreement  with  Inter-American
Telecommunications  Corporation  ("ITHC")  to sell all of its  assets to ITHC.
The  purchase  price  included  31,286,894  shares  of ITHC  common  stock (as adjusted for ITHC's reverse  acquisition of Silverthorne  Production  Company, see notes to the ITHC financial  statements at June 30, 1999),  and a $300,000 note  payable due October 1, 1999.  The  agreement  also calls for a four-year employment contract between ITHC and Kevin Anderson,  Cognigen's founder,  who was not related to ITHC prior to the acquisition.

ITHC was  incorporated on July 24, 1998 and had no operations  during the year ended  June 30,  1999.  Proforma  financial  results  would  include  only the results of operations of Cognigen.

                             COGNIGEN NETWORKS, INC.

                2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

                                    EXHIBIT B

1.   Purposes of the Plan. The purposes of this 2001 Incentive and  Nonstatutory
     Stock  Option Plan are to attract and retain the best  available  personnel
     for  positions  of  substantial   responsibility,   to  provide  additional
     incentive to the  Employees and  Consultants  of the Company and to promote the success of the Company's  business.  Options  granted  hereunder may be either "incentive stock options," as defined in Section 422 of the Internal
     Revenue Code of 1986, as amended, or "non-statutory  stock options," at the discretion  of the Board and as reflected in the terms of the written stock option agreement.

2.   Definitions. As used herein, the following definitions shall apply:

     a.   "Board" shall mean the Committee,  if one has been  appointed,  or the
          Board of Directors of the Company if no Committee is appointed.

     b.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

     c.   "Common  Stock"  shall mean the $0.001 par value  common  stock of the
          Company.

     d.   "Company" shall mean Cognigen Networks, Inc., a Colorado corporation.

     e.   "Committee"  shall  mean  the  Committee  appointed  by the  Board  in accordance  with  paragraph  (a) of  Section 4 of the Plan,  if one is appointed, or the Board if no committee is appointed.

     f.   "Consultant"  shall mean any  person who is engaged by the  Company or any Subsidiary to render  consulting  services and is compensated  for such  consulting  services,  but does not  include a  director  of the
          Company who is  compensated  for services as a director  only with the payment of a director's fee by the Company.

     g.   "Continuous  Status as an  Employee"  shall  mean the  absence  of any interruption  or  termination  of service as an  Employee.  Continuous
          Status as an Employee shall not be considered  interrupted in the case of sick leave,  military leave, or any other leave of absence approved by the  Board;  provided  that such  leave is for a period of not more than 90 days or  reemployment  upon the  expiration  of such  leave is guaranteed by contract or statute.

     h.   "Employee"  shall mean any person,  including  officers and directors, employed by the Company or any Parent or  Subsidiary  of the  Company.
          The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     i.   "Incentive  Stock Option"  shall mean an Option,  which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     j.   "Non-Employee Director" shall mean a director who:

          (i)  Is not  currently  an officer (as defined in Section  16a-1(f) of the  Securities  Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company,  or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

          (ii)Does not receive compensation, either directly or indirectly, from the  Company  or a  Parent  or  Subsidiary  of the  Company,  for
               services  rendered as a Consultant or in any capacity  other than as a  director,  except  for an amount  that does not  exceed the dollar amount for which disclosure would be required  pursuant to
               Item  404(a) of  Regulation  S-K  adopted  by the  United  States
               Securities and Exchange Commission.

          (iii)Does not possess an interest in any other  transaction  for which
               disclosure   would  be  required   pursuant  to  Item  404(a)  of
               Regulation  S-K  adopted  by the  United  States  Securities  and
               Exchange Commission.

     k.   "Nonstatutory  Stock Option"  shall mean an Option  granted under this
          Plan,  which does not qualify as an  Incentive  Stock  Option.  To the extent that the aggregate fair market value of Optioned Stock to which
          Incentive  Stock  Options  granted  under  Options to an Employee  are exercisable  for the first time  during any  calendar  year (under the
          Plan and all plans of the Company or any Parent or Subsidiary) exceeds
          $100,000,  such Options shall be treated as Nonstatutory Stock Options under the Plan.  The aggregate fair market value of the Optioned Stock shall be  determined  as of the date of grant of each  Option  and the determination  of which  Incentive  Stock  Options shall be treated as qualified  incentive  stock  options under Section 422 of the Code and which  Incentive  Stock  Options  exercisable  for the first time in a particular year in excess of the $100,000  limitation shall be treated as Nonstatutory  Stock Options shall be determined  based on the order in which such Options were granted in accordance  with Section  422(d)
          of the Code.

     l.   "Option" shall mean an Incentive  Stock Option,  a Nonstatutory  Stock
          Option or both.

     m.   "Optioned Stock" shall mean the Common Stock subject to an Option.

     n.   "Optionee"  shall mean an Employee  or other  person who is granted an
          Option.

     o.   "Parent" shall mean a "parent  corporation,"  whether now or hereafter existing, as defined in Section 424(e) of the Code.

     p.   "Plan" shall mean this 2001  Incentive and  Nonstatutory  Stock Option
          Plan.

     q.   "Share"  shall mean a share of the  Common  Stock of the  Company,  as adjusted in accordance with Section 11 of the Plan.

     r.   "Stock Option  Agreement"  shall mean the agreement to be entered into between the Company and each Optionee  which shall set forth the terms and conditions of each Option granted to each Optionee,  including the number of Shares underlying such Option and the exercise price of each
          Option granted to such Optionee under such agreement.

     s.   "Subsidiary"  shall mean a  "subsidiary  corporation,"  whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.   Stock Subject to the Plan.  Subject to the  provisions of Section 11 of the
     Plan,  the maximum  aggregate  number of Shares,  which may be optioned and sold under the Plan, is 5,000,000 shares of Common Stock. The Shares may be authorized,  but unissued,  or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased  Shares which were subject  thereto shall,  unless the Plan shall have been  terminated,  become  available  for future  grant under the Plan.

4.   Administration of the Plan.

     a.   Procedure.  The Plan shall be administered by the Board or a Committee appointed  by  the  Board  consisting  of  two  or  more  Non-Employee
          Directors to  administer  the Plan on behalf of the Board,  subject to such terms and conditions as the Board may prescribe.

          (i)  Once  appointed,  the  Committee  shall  continue  to serve until otherwise  directed  by the Board  (which  for  purposes  of this paragraph  (a)(i)  of  this  Section  4  shall  be the  Board  of
               Directors  of the  Company).  From  time to time  the  Board  may increase the size of the Committee and appoint additional members thereof,  remove  members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the  Committee and  thereafter  directly administer the Plan.

          (ii)Members  of the  Board  who are  granted,  or have  been  granted,
               Options may vote on any matters  affecting the  administration of the Plan or the grant of any Options pursuant to the Plan.

     b.   Powers of the Board.  Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

          (i)  To grant Incentive Stock Options and  Nonstatutory  Stock Options
               or both as provided and  identified  in a separate  written Stock
               Option  Agreement to each Optionee granted such Option or Options under  the  Plan;  provided  however,  that in no event  shall an
               Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option  Agreement be subject to a "tandem"  exercise  arrangement  such that the  exercise of one such Option  affects the  Optionee's  right to exercise the other
               Option granted under such Stock Option Agreement;

          (ii)To  determine,   upon  review  of  relevant   information  and  in
               accordance  with Section 8(b) of the Plan,  the fair market value of the Common Stock;

          (iii)To  determine  the  exercise  price  per Share of  Options  to be granted,  which  exercise price shall be determined in accordance with Section 8(a) of the Plan;

          (iv)To determine the Employees or other persons to whom,  and the time or times at which,  Options  shall be  granted  and the number of
               Shares to be represented by each Option;

          (v)  To interpret the Plan;

          (vi)To prescribe,  amend and rescind rules and regulations relating to the Plan;

          (vii)To  determine  the terms and  provisions  of each Option  granted
               (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

          (viii) To  accelerate  or defer (with the consent of the Optionee) the exercise date of any Option,  consistent  with the  provisions of
               Section 7 of the Plan;

          (ix)To  authorize  any person to execute on behalf of the  Company any
               instrument   required  to  effectuate  the  grant  of  an  Option
               previously granted by the Board; and

          (x)  To make all other  determinations  deemed  necessary or advisable for the administration of the Plan.

     c.   Effect  of  Board's  Decision.   All  decisions,   determinations  and
          interpretations  of the  Board  shall  be  final  and  binding  on all
          Optionees  and any other  permissible  holders of any Options  granted under the Plan.

5.   Eligibility.

     a.   Persons Eligible. Options may be granted to any person selected by the
          Board.  Incentive  Stock Options may be granted only to Employees.  An
          Employee,  who is also a  director  of the  Company,  its  Parent or a
          Subsidiary,  shall be  treated as an  Employee  for  purposes  of this
          Section 5. An Employee or other  person who has been granted an Option may, if he is otherwise  eligible,  be granted an additional Option or
          Options.

     b.   No Effect on Relationship. The Plan shall not confer upon any Optionee any  right  with  respect  to  continuation  of  employment  or  other relationship  with the Company nor shall it  interfere in any way with his right or the Company's  right to terminate his employment or other relationship at any time.

6.   Term of Plan. The Plan became effective on the date the Plan is approved by the shareholders of the Company in accordance with Section 422 of the Code.
     It shall  continue  in  effect  until a date  that is 10 years  after  such approval, unless sooner terminated under Section 13 of the Plan.

7.   Term of Option.  The term of each Option shall be 10 years from the date of grant  thereof or such  shorter term as may be provided in the Stock Option
     Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted,  owns stock  representing  more than 10% of the total  combined  voting power of all classes of stock of the Company or any Parent or Subsidiary,  if the Option is an Incentive Stock Option,  the
     term of the Option  shall be five  years from the date of grant  thereof or such shorter time as may be provided in the Stock Option Agreement.

8.   Exercise Price and Consideration.

     a.   Exercise  Price.  The per Share  exercise  price for the  Shares to be issued  pursuant to  exercise  of an Option  shall be such price as is determined  by the Board,  but the per Share  exercise  price under an
          Incentive Stock Option shall be subject to the following:

          (i)  If granted to an  Employee  who, at the time of the grant of such
               Incentive Stock Option,  owns stock representing more than 10% of the voting  power of all  classes of stock of the  Company or any
               Parent or  Subsidiary,  the per Share exercise price shall not be less than 110% of the fair market  value per Share on the date of grant.

          (ii)If granted to any other  Employee,  the per Share  exercise  price shall not be less than 100% of the fair market value per Share on the date of grant.

     b.   Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

          (i)  If the Common Stock is listed on the New York Stock Exchange, the
               American  Stock  Exchange  or  such  other  securities   exchange
               designated  by  the  Board,  or  admitted  to  unlisted   trading
               privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports  closing  prices,  the  fair  market  value  shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be  determined,  or if no such price is reported for such day, then the determination of  such  closing  price  shall  be as of  the  last  immediately preceding day on which the closing price is so reported;

          (ii)If the  Common  Stock is not so listed  or  admitted  to  unlisted trading  privileges or so quoted,  the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National  Association of Securities Dealers,
               Inc.  Automated  Quotations System or, if not so quoted,  then by the National  Quotation  Bureau,  Inc. on the day the fair market value is determined; or

          (iii)If the  Common  Stock is not so listed or  admitted  to  unlisted trading privileges or so quoted, and bid and asked prices are not reported,  the fair  market  value  shall be  determined  in such reasonable manner as may be prescribed by the Board.

     c.   Consideration and Method of Payment.  The consideration to be paid for the Shares to be issued  upon  exercise  of an Option,  including  the method of payment,  shall be  determined  by the Board and may consist entirely of cash,  check,  other  shares of Common Stock having a fair market value on the date of exercise  equal to the aggregate  exercise price of the Shares as to which said Option shall be exercised, or any combination  of such methods of payment,  or such other  consideration and  method of  payment  for the  issuance  of  Shares  to the  extent permitted under the Colorado Business Corporation Act.

9.   Exercise of Option.

     a.   Procedure for Exercise:  Rights as a  Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as  determined  by the  Board,  including  performance  criteria  with
          respect  to  the  Company  and/or  the  Optionee,   and  as  shall  be
          permissible under the terms of the Plan.

In the sole  discretion of the Board, at the time of the grant of an Option or subsequent  thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange,  in a cashless  transaction,  all or part of the  Option  for  Common  Stock  of the  Company  on terms  and  conditions determined by the Board.

An Option may not be exercised for a fraction of a Share.

An  Option  shall be  deemed  to be  exercised  when  written  notice  of such exercise  has been given to the  Company in  accordance  with the terms of the
Option by the person  entitled to exercise the Option and full payment for the
Shares with respect to which the Option is exercised  has been received by the
Company.  Full  payment,  as  authorized  by  the  Board,  may  consist  of  a consideration  and method of payment  allowable  under  Section  8(c) and this
Section 9(a) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized  transfer agent of the Company) of the stock  certificate  evidencing  such  Shares,  no right to vote or receive  dividends  or any other rights as a  shareholder  shall exist with  respect to the  Optioned  Stock,  notwithstanding  the  exercise  of the
Option.  No  adjustment  will be made for a dividend  or other right for which the record date is prior to the date the stock  certificate is issued,  except as provided in Section 11 of the Plan.

Exercise of an Option in any manner  shall  result in a decrease in the number of Shares,  which  thereafter may be available,  both for purposes of the Plan and for sale under the Option,  by the number of Shares as to which the Option is exercised.

     b.   Termination  of Status  as an  Employee.  In the case of an  Incentive
          Stock Option, if any Employee ceases to serve as an Employee,  he may, but only within such period of time not  exceeding  three months as is determined  by the Board at the time of grant of the Option  after the date he ceases to be an  Employee,  exercise  his Option to the extent that he was  entitled to exercise it at the date of such  termination.
          To the extent that he was not  entitled to exercise  the Option at the date of such  termination,  or if he does  not  exercise  such  Option
          (which he was entitled to exercise) within the time specified  herein, the Option shall terminate.

     c.   Disability  of  Optionee.  In the case of an Incentive  Stock  Option, notwithstanding  the provisions of Section 9(b) above, in the event an
          Employee is unable to continue as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination.  To the extent that he was not entitled to exercise the Option at the date of termination, or if he  does  not  exercise  such  Option  (which  he was  entitled  to
          exercise)  within  the  time  specified   herein,   the  Option  shall
          terminate.

     d.   Death of Optionee.  In the case of an Incentive  Stock Option,  in the event of the death of the Optionee:

          (i)  During the term of the Option if the  Optionee was at the time of his death an  Employee  and had been in  Continuous  Status as an
               Employee or Consultant since the date of grant of the Option, the
               Option may be exercised,  at any time within 12 months  following the date of death,  by the  Optionee's  estate or by a person who
               acquired   the  right  to  exercise  the  Option  by  bequest  or
               inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in  Continuous  Status as an Employee 12 months after the date of death; or

          (ii)Within  such  period  of time not  exceeding  three  months  as is determined  by the Board at the time of grant of the Option after the termination of Continuous  Status as an Employee,  the Option
               may be exercised, at any time within 12 months following the date of death,  by the  Optionee's  estate or by a person who acquired the right to exercise the Option by bequest or  inheritance,  but only to the extent of the right to  exercise  that had accrued at the date of termination.

10.  Non-transferability  of Options.  Unless permitted by the Code, in the case of an  Incentive  Stock  Option,  the  Option  may  not be  sold,  pledged, assigned,  hypothecated,  transferred,  or disposed of in any manner  other than  by  will  or by the  laws  of  descent  and  distribution  and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.  Adjustments  Upon  Changes  in  Capitalization  or  Merger.  Subject to any
     required action by the  shareholders  of the Company,  the number of Shares covered by each  outstanding  Option,  and the number of Shares  which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon  cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued  Shares  resulting  from a stock split, reverse stock split, stock dividend, combination or reclassification of the
     Common  Stock,  or any other  increase  or decrease in the number of issued shares of Common Stock effected  without  receipt of  consideration  by the
     Company;  provided,  however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected  without  receipt of  consideration."  Such  adjustment  shall  be made by the  Board,  whose determination  in that  respect  shall be final,  binding  and  conclusive.
     Except as expressly  provided herein,  no issuance by the Company of shares of stock of any class,  or securities  convertible  into shares of stock of any class,  shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed  dissolution or  liquidation of the Company,  the
Option will terminate  immediately  prior to the consummation of such proposed action,  unless  otherwise  provided  by the  Board.  The  Board  may,  in the exercise of its sole  discretion  in such  instances,  declare that any Option shall  terminate  as of a date fixed by the Board and give each  Optionee  the right to  exercise  his  Option as to all or any part of the  Optioned  Stock, including  Shares as to which the Option would not  otherwise be  exercisable.
In the event of the proposed  sale of all or  substantially  all of the assets of the Company,  or the merger of the Company with or into another corporation in a transaction  in which the Company is not the  survivor,  the Option shall be assumed or an  equivalent  option shall be  substituted  by such  successor corporation  or a parent or subsidiary of such successor  corporation,  unless the Board  determines,  in the exercise of its sole  discretion and in lieu of such  assumption or  substitution,  that the Optionee  shall have the right to exercise the Option as to all of the Optioned  Stock,  including  Shares as to which the Option  would not  otherwise be  exercisable.  If the Board makes an
Option fully  exercisable in lieu of assumption or  substitution  in the event of such a merger or sale of assets,  the Board shall notify the Optionee  that the Option  shall be fully  exercisable  for a period of 30 days from the date of such notice,  and the Option will  terminate  upon the  expiration  of such period.

12.  Time of Granting  Options.  The date of grant of an Option  shall,  for all purposes,  be the date on which the Board makes the determination  granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such  grant.  Within a  reasonable  time  after the date of the grant of an  Option,  the  Company  shall  enter  into and  deliver to each
     Employee  or other  person  granted  such  Option a  written  Stock  Option
     Agreement  as provided in Sections  2(r) and 16 hereof,  setting  forth the terms and conditions of such Option.

13.  Amendment and Termination of the Plan.

     a.   Amendment and  Termination.  The Board may amend or terminate the Plan from time to time in such  respects  as the Board may deem  advisable;
          provided  that,  the following  revisions or amendments  shall require approval of the  shareholders of the Company holding a majority of the
          outstanding   voting  stock  of  the  Company,   who  are  present  or
          represented  and entitled to vote  thereon,  or by  unanimous  written consent of the shareholders:

          (i)  An increase in the number of Shares subject to the Plan above the number of Shares set forth in  Section 3 of the Plan,  other than in connection with an adjustment under Section 11 of the Plan;

          (ii)Any change in the  designation of the class of Employees  eligible to be granted Incentive Stock Options; or

          (iii)Any  material  amendment  under  the Plan that  would  have to be approved  by the  shareholders  of the  Company  for the Board to continue to be able to grant  Incentive  Stock  Options under the
               Plan.

     b.   Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options  already granted and such Options shall  remain  in full  force  and  effect as if the Plan had not been amended or terminated,  unless mutually agreed  otherwise  between the
          Optionee and the Board,  which agreement must be in writing and signed by the Optionee and the Company.

14.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the  exercise  of an Option  unless  the  exercise  of such  Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including,  without limitation,  the Securities
     Act of 1933, as amended,  the Securities  Exchange Act of 1934, as amended,
     the  rules  and  regulations  promulgated   thereunder,   applicable  state
     securities  laws, and the requirements of any stock exchange upon which the
     Shares may then be listed,  and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

As a  condition  to the  existence  of an Option,  the Company may require the person  exercising  such  Option to  represent  and warrant at the time of any such  exercise that the Shares are being  purchased  only for  investment  and without  any  present  intention  to sell or  distribute  such Shares and such other  representations  and  warranties  which in the opinion of legal counsel for the Company,  are necessary or  appropriate to establish an exemption from the registration  requirements  under applicable  federal and state securities laws with respect to the acquisition of such Shares.

15.  Reservation of Shares.  The Company,  during the term of this Plan, will at all times  reserve  and keep  available  such  number of Shares as shall be sufficient  to  satisfy  the  requirements  of the Plan.  Inability  of the
     Company to obtain  authority from any regulatory body having  jurisdiction, which  authority is deemed by the  Company's  legal counsel to be necessary for the lawful issuance and sale of any Share hereunder,  shall relieve the
     Company  of any  liability  relating  to the  failure to issue or sell such
     Shares as to which such requisite authority shall not have been obtained.

16.  Option Agreement. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option  Agreement in such form as the Board shall approve.

17.  Information  to  Optionees.  The Company  shall  provide to each  Optionee, during  the  period  for  which  such  Optionee  has  one or  more  Options outstanding,  copies of all annual reports and other information, which are provided to all  shareholders  of the  Company.  The  Company  shall not be required to provide such  information  if the issuance of Options under the
     Plan is  limited  to key  employees  whose  duties in  connection  with the
     Company assure their access to equivalent information.

18.  Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

19.  CHOICE OF LAW. ALL  QUESTIONS  CONCERNING  THE  CONSTRUCTION,  VALIDITY AND
     INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS  EVIDENCING OPTIONS WILL BE
     GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF
     DELAWARE.

IN WITNESS  WHEREOF,  the  Company has caused its duly  authorized  officer to execute this Plan effective as of _______________, 2001.

COGNIGEN NETWORKS, INC.,
a Colorado corporation

By:
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Darrell H. Hughes, President